Filed electronically with the Securities and Exchange Commission on January 27, 2006


                                                               File No. 33-17777
                                                               File No. 811-5357

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /  X /

                           Pre-Effective Amendment No.                    /    /
                         Post-Effective Amendment No. 29
                                                      --                  /  X /
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                   /  X /

                                Amendment No. 29
                                              --                          /  X /

                             SCUDDER BLUE CHIP FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code: 312-537-7000
                                                                   ------------

                            John Millette, Secretary
                  Deutsche Investment Management Americas Inc.
              Two International Place, Boston, Massachusetts 02110
              ----------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/    / Immediately upon filing pursuant to paragraph (b)
/  X / On February 1, 2006 pursuant to paragraph (b)
/    / 60 days after filing pursuant to paragraph (a)(1)
/    / 75 days after filing pursuant to paragraph (a)(2)
/    / On __________________ pursuant to paragraph (a)(1)
/    / On __________________ pursuant to paragraph (a)(2) of Rule 485

       If appropriate, check the following box:
/    / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                     SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective prospectuses of each of the funds listed below:


Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe as part of our continuing commitment to superior performance, innovative products and quality services. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter "D" in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com.

The new fund names will be as follows:

--------------------------------------------------------------------------------------------------------------------------
Current Name                                                        New Name, Effective February 6, 2006
--------------------------------------------------------------------------------------------------------------------------
Scudder Blue Chip Fund                                              DWS Blue Chip Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder California Tax-Free Income Fund                             DWS California Tax-Free Income Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Capital Growth Fund                                         DWS Capital Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Cash Investment Trust                                       DWS Cash Investment Trust
--------------------------------------------------------------------------------------------------------------------------
Scudder Commodity Securities Fund                                   DWS Commodity Securities Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Dreman Concentrated Value Fund                              DWS Dreman Concentrated Value Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Dreman Financial Services Fund                              DWS Dreman Financial Services Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Dreman High Return Equity Fund                              DWS Dreman High Return Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Dreman Mid Cap Value Fund                                   DWS Dreman Mid Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Dreman Small Cap Value Fund                                 DWS Dreman Small Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder EAFE Equity Index Fund                                      DWS EAFE Equity Index Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Equity 500 Index Fund                                       DWS Equity 500 Index Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Fund                                       DWS Emerging Markets Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund                                DWS Emerging Markets Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Fixed Income Fund                                           DWS Core Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Flag Investors Communications Fund, Inc.                    DWS Communications Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Flag Investors Equity Partners Fund, Inc.                   DWS Equity Partners Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Flag Investors Value Builder Fund, Inc.                     DWS Value Builder Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Global Bond Fund                                            DWS Global Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Global Discovery Fund                                       DWS Global Opportunities Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Global Fund                                                 DWS Global Thematic Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder GNMA Fund                                                   DWS GNMA Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Gold and Precious Metals Fund                               DWS Gold & Precious Metals Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Greater Europe Fund                                         DWS Europe Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Growth and Income Fund                                      DWS Growth & Income Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Government & Agency Money Fund                              DWS Government & Agency Money Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Health Care Fund                                            DWS Health Care Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder High Income Fund                                            DWS High Income Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder High Income Plus Fund                                       DWS High Income Plus Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder High Yield Tax Free Fund                                    DWS High Yield Tax Free Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Inflation Protected Plus Fund                               DWS Inflation Protected Plus Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Income Fund                                                 DWS Core Plus Income Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Intermediate Tax/AMT Free Fund                              DWS Intermediate Tax/AMT Free Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder International Fund                                          DWS International Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder International Equity Fund                                   DWS International Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder International Select Equity Fund                            DWS International Select Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Japanese Equity Fund                                        DWS Japan Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Large Cap Value Fund                                        DWS Large Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Large Company Growth Fund                                   DWS Large Company Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Latin America Fund                                          DWS Latin America Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Lifecycle Long Range Fund                                   DWS Lifecycle Long Range Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Limited Duration Plus Fund                                  DWS Short Duration Plus Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Managed Municipal Bond Fund                                 DWS Managed Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Massachusetts Tax-Free Fund                                 DWS Massachusetts Tax-Free Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Micro Cap Fund                                              DWS Micro Cap Fund
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Current Name                                                        New Name, Effective February 6, 2006
--------------------------------------------------------------------------------------------------------------------------
Scudder Mid Cap Growth Fund                                         DWS Mid Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Money Market Fund                                           DWS Money Market Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Money Market Series                                         DWS Money Market Series
--------------------------------------------------------------------------------------------------------------------------
Scudder New York Tax-Free Income Fund                               DWS New York Tax-Free Income Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Pacific Opportunities Fund                                  DWS Pacific Opportunities Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Pathway Series: Conservative Portfolio                      DWS Conservative Allocation Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Pathway Series: Growth Plus Portfolio                       DWS Growth Plus Allocation Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Pathway Series: Growth Portfolio                            DWS Growth Allocation Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Pathway Series: Moderate Portfolio                          DWS Moderate Allocation Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Retirement Fund -- Series VI                                 DWS Target 2006 Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Retirement Fund -- Series VII                                DWS Target 2008 Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder RREEF Real Estate Securities Fund                           DWS RREEF Real Estate Securities Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder S&P 500 Index Fund                                          DWS S&P 500 Index Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Select 500 Fund                                             DWS Enhanced S&P 500 Index Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Short Duration Fund                                         DWS Short Duration Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Short Term Bond Fund                                        DWS Short Term Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Short-Term Municipal Bond Fund                              DWS Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Small Cap Growth Fund                                       DWS Small Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Small Company Stock Fund                                    DWS Small Cap Core Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Small Company Value Fund                                    DWS Small Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Strategic Income Fund                                       DWS Strategic Income Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Target 2010 Fund                                            DWS Target 2010 Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Target 2011 Fund                                            DWS Target 2011 Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Target 2012 Fund                                            DWS Target 2012 Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Target 2013 Fund                                            DWS Target 2013 Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Target 2014 Fund                                            DWS Target 2014 Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Tax Advantaged Dividend Fund                                DWS Equity Income Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Tax-Exempt Money Fund                                       DWS Tax-Exempt Money Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Tax Free Money Fund                                         DWS Tax Free Money Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Technology Fund                                             DWS Technology Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder Total Return Fund                                           DWS Balanced Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder U.S. Bond Index Fund                                        DWS U.S. Bond Index Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder U.S. Government Securities Fund                             DWS U.S. Government Securities Fund
--------------------------------------------------------------------------------------------------------------------------
Scudder U.S. Treasury Money Fund                                    DWS U.S. Treasury Money Fund
--------------------------------------------------------------------------------------------------------------------------


Also effective February 6, 2006, the Scudder service providers to the funds will change their names. The new service provider names will be as follows:

----------------------------------------------------------------------------------
Current Name                               New Name, Effective February 6, 2006
----------------------------------------------------------------------------------
Scudder Distributors, Inc.                 DWS Scudder Distributors, Inc.
----------------------------------------------------------------------------------
Scudder Fund Accounting Corporation        DWS Scudder Fund Accounting Corporation
----------------------------------------------------------------------------------
Scudder Investments Service Company        DWS Scudder Investments Service Company
----------------------------------------------------------------------------------
Scudder Service Corporation                DWS Scudder Service Corporation
----------------------------------------------------------------------------------
Scudder Trust Company                      DWS Trust Company
----------------------------------------------------------------------------------


Scudder Total Return Fund only:

Effective February 6, 2006 and under the fund's new name, DWS Balanced Fund, the following supplements the disclosure in the third paragraph of "The Fund's Main Investment Strategy" section of the prospectuses:

The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the fund will at all times invest at least 25% of net assets in fixed-income senior securities.

               Please Retain This Supplement for Future Reference



December 31, 2005
SMF-3675
535429

                                FEBRUARY 1, 2006




                                   PROSPECTUS

                                 ----------------

--------------------------------------------------------------------------------


                DWS Growth & Income Fund -- Classes A, B, C and R
                   (formerly Scudder Growth and Income Fund)


                DWS Capital Growth Fund -- Classes A, B, C and R
                     (formerly Scudder Capital Growth Fund)

                  DWS Small Cap Core Fund -- Classes A, B and C
                   (formerly Scudder Small Company Stock Fund)

                    DWS Blue Chip Fund -- Classes A, B and C
                        (formerly Scudder Blue Chip Fund)




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Contents

--------------------------------------------------------------------------------

     How the Funds Work                        How to Invest in the Funds

       4  DWS Growth & Income Fund              55  Choosing a Share Class

      11  DWS Capital Growth Fund               62  How to Buy Class A, B and C
                                                    Shares
      18  DWS Small Cap Core Fund
                                                63  How to Exchange or Sell
      26  DWS Blue Chip Fund                        Class A, B and C Shares

      33  Other Policies and Secondary          64  How to Buy or Sell Class R
          Risks                                     Shares

      35  Who Manages and Oversees              65  Policies You Should Know
          the Funds                                 About

      40  Financial Highlights                  77  Understanding Distributions
                                                    and Taxes

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                |   Class A     Class B     Class C      Class R
                                |
                 ticker symbol  |   SUWAX       SUWBX       SUWCX        SUWRX
                   fund number  |   464         664         764          1509

DWS Growth & Income Fund
(formerly Scudder Growth and Income Fund)
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy


The fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk, as compared with other growth and income funds. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies.


The fund seeks to bring together the top US equity research recommendations of the advisor into a single portfolio. In managing the fund, each of the advisor's US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for the fund by the advisor, as well as the investment parameters of the fund and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the fund's portfolio and suggests appropriate weightings for each stock.

Making adjustments where necessary, the managers buy and sell securities in accordance with the model's, and hence the research analysts', recommendations. In addition to the risk management criteria inherent in the portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable funds, and appropriate benchmarks and peer groups.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund
There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a relatively conservative equity fund to provide long-term growth and some current income.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o the fund's risk management strategies could make long-term performance lower than it would have been without these strategies

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A (formerly Class R) was August 2, 1999. In the bar chart, the performance figures for Class A shares for the period prior to inception are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.


In the table, the performance figures for each share class for the periods prior to its inception (August 2, 1999 for Class A and December 29, 2000 for Classes B and C and November 3, 2003 for Class R) are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Classes A, B, C or R and the current applicable sales charges of Classes A, B or C. In addition in the table, the performance figures for Class A from August 2, 1999 through December 29, 2000 have been adjusted to reflect the current applicable sales charge of Class A. Class S shares are offered in a separate prospectus.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Growth & Income Fund


Annual Total Returns (%) as of 12/31 each year -- Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996       21.84
1997       29.95
1998        5.78
1999        5.18
2000       -3.18
2001      -12.33
2002      -23.70
2003       26.55
2004        9.37

2005        5.58



For the periods included in the bar chart:


Best Quarter: 15.19%, Q2 1997           Worst Quarter: -16.93%, Q3 2002

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
                                        1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                    -0.49           -1.62          4.69
--------------------------------------------------------------------------------
  Return after Taxes on                  -1.50           -1.94          3.38
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                  -1.35*          -1.64*         3.30
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)             1.63           -1.47          4.51
--------------------------------------------------------------------------------
Class C (Return before Taxes)             4.70           -1.26          4.53
--------------------------------------------------------------------------------
Class R (Return before Taxes)             5.13           -0.72          5.10
--------------------------------------------------------------------------------
Index (reflects no deductions for         4.91            0.54          9.07
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns would have been lower if operating expenses hadn't been reduced.

* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.





--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay
This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                          Class A       Class B     Class C     Class R
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)          5.75%(1)      None        None        None
Imposed on Purchases (as % of
offering price)
--------------------------------------------------------------------------------

Maximum Contingent Deferred          None(2)       4.00%       1.00%       None
Sales Charge (Load) (as % of
redemption proceeds)

--------------------------------------------------------------------------------
Redemption/Exchange fee on           2.00          2.00        2.00        2.00%
shares owned less than 15 days
(as % of redemption proceeds)(3)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee(4)                    0.44%         0.44%       0.44%       0.44%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee     0.24          0.99        0.99        0.44
--------------------------------------------------------------------------------
Other Expenses (5)                   0.35          0.62        0.46        0.42
--------------------------------------------------------------------------------
Total Annual Operating Expenses      1.03          2.05        1.89        1.30
--------------------------------------------------------------------------------
Less Expense                         0.00          0.06        0.00        0.00
Waiver/Reimbursement(5)
--------------------------------------------------------------------------------
Net Annual Operating Expenses(6)     1.03          1.99        1.89        1.30
--------------------------------------------------------------------------------


(1) Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class -- Class A shares").


(2) The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.

(3) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

(4) Management fees have been restated to reflect the new fee schedule effective May 2, 2005.

(5) On April 29, 2005, Scudder Focus Value+Growth Fund merged into Scudder Growth and Income Fund. In connection with the merger, certain fees that compose Other Expenses have been renegotiated. Accordingly, the expenses have been restated to reflect the anticipated result of the merger. Actual expenses may be different.

(6) Through May 1, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.79%, 0.97% and 0.92% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses. In addition, through May 1, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.45% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees, and organizational and offering expenses.

Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods for Class B shares), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares              $674           $884         $1,111        $1,762
--------------------------------------------------------------------------------
Class B shares               602            931          1,292         1,864
--------------------------------------------------------------------------------
Class C shares               292            594          1,021         2,212
--------------------------------------------------------------------------------
Class R shares               132            412            713         1,568
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares              $674           $884         $1,111        $1,762
--------------------------------------------------------------------------------
Class B shares               202            631          1,092         1,864
--------------------------------------------------------------------------------
Class C shares               192            594          1,021         2,212
--------------------------------------------------------------------------------
Class R shares               132            412            713         1,568
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 |   Class A    Class B     Class C    Class R
                                 |
                  ticker symbol  |   SDGAX      SDGBX       SDGCX      SDGRX
                    fund number  |   498        698         798        1508

  DWS Capital Growth Fund
  (formerly Scudder Capital Growth Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other growth mutual funds. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. Although the fund can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500r Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000r Growth Index (as of December 31, 2005, the S&P 500 Index and the Russell 1000r Growth Index had median market capitalizations of $11.26 billion and $5.20 billion, respectively). Although the fund may invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. In addition, the fund does not invest in securities issued by tobacco-producing companies.

In choosing stocks, the portfolio managers look for individual companies that have displayed above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

The managers use several strategies in seeking to reduce downside risk, including:

o using analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups and then adjust the portfolio accordingly

o  focusing on high quality companies with reasonable valuations

o  diversifying broadly among companies, industries and sectors

o limiting the majority of the portfolio to 3.5% in any one issuer (other funds may invest 5% or more)

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.

Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a long-term investment that seeks to lower its share price volatility compared with other growth mutual funds.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

On July 17, 2000, the fund was reorganized from AARP Capital Growth Fund, a series of AARP Growth Trust, into Class AARP of Scudder Capital Growth Fund, a newly created series of Investment Trust. The performance of Class AARP for periods prior to July 17, 2000 in the bar chart and table reflects the performance of AARP Capital Growth Fund.

The inception date for Classes A, B and C shares was June 25, 2001. The inception date for Class R shares was November 3, 2003. In the bar chart, the performance figures for Class A before its inception date are based on the historical performance of the fund's original share class (Class AARP), adjusted to reflect the higher gross total annual operating expenses of Class A. In the table, the performance figures for each share class for the periods prior to its inception date are based on the historical performance of the fund's original share class (Class AARP), adjusted to reflect both the higher gross total annual operating expenses of Classes A, B, C or R and the current applicable sales charge of Classes A, B and C. Class AARP shares are offered in a separate prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Capital Growth Fund


Annual Total Returns (%) as of 12/31 each year -- Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1996       20.29
1997       34.70
1998       23.39
1999       35.07
2000      -10.57
2001      -20.62
2002      -29.60
2003       25.99
2004        7.10
2005        8.16


For the periods included in the bar chart:

Best Quarter: 25.74%, Q4 1998             Worst Quarter: -20.60%, Q3 2001

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
                                         1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                     1.94          -5.12           6.38
--------------------------------------------------------------------------------
  Return after Taxes on                   1.94          -5.13           5.11
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                  -0.75          -4.49*          4.93
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)             4.19          -4.96           6.15
--------------------------------------------------------------------------------
Class C (Return before Taxes)             7.21          -4.75           6.18
--------------------------------------------------------------------------------
Class R (Return before Taxes)             7.82          -4.29           6.66
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for       4.91           0.54           9.07
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for       5.26          -3.58           6.73
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 1: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000R Growth Index consists of those stocks in the Russell 1000R Index that have a greater-than-average growth orientation.

Total returns would have been lower if operating expenses hadn't been reduced.

* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.





--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                          Class A     Class B      Class C      Class R
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)          5.75%(1)    None         None         None
Imposed on Purchases (as % of
offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred         None(2)      4.00%        1.00%        None
Sales Charge (Load) (as % of
redemption proceeds)
--------------------------------------------------------------------------------
Redemption/Exchange fee on           2.00        2.00         2.00         2.00%
shares owned less than 15 days
(as % of amount redeemed, if
applicable)(3)
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee(4)                    0.54%       0.54%        0.54%        0.54%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee     0.24        0.99         0.99         0.48
--------------------------------------------------------------------------------
Other Expenses(5)                    0.34        0.66         0.53         0.36
--------------------------------------------------------------------------------
Total Annual Operating Expenses      1.12        2.19         2.06         1.38
--------------------------------------------------------------------------------
Less Expense                         0.01        0.14         0.03         0.00
Waiver/Reimbursement
--------------------------------------------------------------------------------
Net Annual Fund Operating            1.11        2.05         2.03         1.38
Expenses (after waiver)(6)
--------------------------------------------------------------------------------

(1) Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class -- Class A shares").

(2) The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.

(3) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

(4) Management fees have been restated to reflect the new fee schedule effective March 11, 2005.

(5) On March 11, 2005, Scudder Growth Fund merged into Scudder Capital Growth Fund. In connection with the merger, certain fees that compose Other Expenses have been renegotiated. Accordingly, the expenses have been restated to reflect the anticipated result of the merger. Actual expenses may be different.

(6) Through November 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.82%, 1.01% and 0.99% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses. In addition, through November 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.46% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in each of the "3 Years," "5 Years" and "10 Years" periods for Class A, Class B and Class C shares), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                      1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                $682           $909        $1,155         $1,858
--------------------------------------------------------------------------------
Class B shares                 608            958         1,348          1,977
--------------------------------------------------------------------------------
Class C shares                 306            640         1,103          2,385
--------------------------------------------------------------------------------
Class R shares                 140            437           755          1,657
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                $682           $909        $1,155         $1,858
--------------------------------------------------------------------------------
Class B shares                 208            658         1,148          1,977
--------------------------------------------------------------------------------
Class C shares                 206            640         1,103          2,385
--------------------------------------------------------------------------------
Class R shares                 140            437           755          1,657
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             |   Class A     Class B     Class C
                                             |
                              ticker symbol  |   SZCAX       SZCBX       SZCCX
                                fund number  |   439         639         739

DWS Small Cap Core Fund
(formerly Scudder Small Company Stock Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of small US companies with potential for above-average long-term capital growth. These companies are similar in size to the companies in the Russell 2000 Index (as of December 31, 2005, the Russell 2000 Index had a median market capitalization of $598 million). The fund intends to invest in companies whose market capitalizations fall within the normal range of the Russell 2000 Index.


In addition, the fund does not invest in securities issued by tobacco-producing companies.

A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market

--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests primarily in common stocks, it may invest up to 20% of total assets in US government securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

The managers then build a diversified portfolio of attractively rated companies using analytical tools to actively monitor the risk profile of the portfolio compared to appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk, including:

o  focusing on companies with reasonable valuations

o diversifying broadly among industries and companies (typically over 300 companies)

o limiting the majority of the portfolio to 2% in any one issuer (other funds may invest 5% or more)

The managers will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated, when its potential risks have increased or when the company no longer qualifies as a small company.


Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.



The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments that the fund makes and the fund may not be able to get an attractive price for them.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors looking for broad exposure to small company stocks.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Classes A, B and C shares is June 25, 2001. In the bar chart, the performance figures for Class A shares for the periods prior to its inception are based on the historical performance of the fund's original share class (Class AARP), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class for the periods prior to its inception are based on the historical performance of Class AARP, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Class AARP shares are offered in a separate prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Small Cap Core Fund

Annual Total Returns (%) as of 12/31 each year -- Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998       -6.50
1999       -3.80
2000       -2.16
2001        9.25
2002      -13.16
2003       48.56

2004       16.37
2005        2.53



For the periods included in the bar chart:


Best Quarter: 21.83%, Q2 2003           Worst Quarter: -20.02%, Q3 2002

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
                                     1 Year       5 Years      Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                -3.37          9.65            7.21
--------------------------------------------------------------------------------
  Return after Taxes on              -6.60          8.21            6.25
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on              -2.94**        7.67            5.80
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)         1.62         10.03            7.04
--------------------------------------------------------------------------------
Class C (Return before Taxes)         1.70         10.06            7.07
--------------------------------------------------------------------------------
Index (reflects no deductions         4.55          8.22            8.33
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

*     Since February 1, 1997. Index comparison begins January 31, 1997.

** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Total return would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.


The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A      Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on     5.75%(1)       None         None
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales           None(2)       4.00%        1.00%
Charge (Load) (as % of redemption
proceeds)
--------------------------------------------------------------------------------
Redemption/Exchange fee, on shares          2.00          2.00         2.00
owned less than 30 days (as % of amount
redeemed, if applicable)(3)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                              0.75%         0.75%        0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee            0.24          0.99         0.99
--------------------------------------------------------------------------------
Other Expenses                              0.56          0.69         0.61
--------------------------------------------------------------------------------
Total Annual Operating Expenses(4,5)        1.55          2.43         2.35
--------------------------------------------------------------------------------


(1) Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class -- Class A shares").

(2) The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.


(3) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

(4) Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.34%, 1.36% and 1.36% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.

(5) Effective June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at ratios no higher than 1.59%, 2.34% and 2.34% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year       3 Years      5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares                  $724       $1,036        $1,371       $2,314
--------------------------------------------------------------------------------
Class B shares                   646        1,058         1,496        2,348
--------------------------------------------------------------------------------
Class C shares                   338          733         1,255        2,686
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares                  $724       $1,036        $1,371       $2,314
--------------------------------------------------------------------------------
Class B shares                   246          758         1,296        2,348
--------------------------------------------------------------------------------
Class C shares                   238          733         1,255        2,686
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            |  Class A     Class B     Class C
                                            |
                             ticker symbol  |  KBCAX       KBCBX       KBCCX
                               fund number  |  031         231         331

DWS Blue Chip Fund
(formerly Scudder Blue Chip Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks growth of capital and of income.


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2005, the S&P 500 Index had a median market capitalization of $11.26 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.


The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

--------------------------------------------------------------------------------


OTHER INVESTMENTS While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.


Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.



The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who are interested in a core stock investment.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:


o the managers could be incorrect in their analysis of industries, companies, economic trends, geographical trends or other matters


o  growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Blue Chip Fund

Annual Total Returns (%) as of 12/31 each year -- Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996       27.70
1997       26.21
1998       14.40
1999       26.08
2000       -8.67
2001      -16.89
2002      -22.66
2003       28.74
2004       15.54

2005        7.23



For the periods included in the bar chart:


Best Quarter: 19.21%, Q4 1998           Worst Quarter: -17.98%, Q3 2001

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
                                         1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                     1.07          -0.68           7.45
--------------------------------------------------------------------------------
  Return after Taxes on                   1.02          -0.70           6.01
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                   0.75          -0.58*          5.68
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)             3.35          -0.53           7.19
--------------------------------------------------------------------------------
Class C (Return before Taxes)             6.39          -0.29           7.24
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for       6.27           1.07           9.29
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for       4.91           0.54           9.07
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index 1: Russell 1000 Index, an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the United States and whose common stocks are traded there.

Index 2: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Total returns would have been lower if operating expenses hadn't been reduced.

* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.





--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed         5.75%(1)       None           None
on Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales           None(2)        4.00%          1.00%
Charge (Load) (as % of redemption
proceeds)(2)
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares           2.00           2.00           2.00
owned less than 15 days (as % of
redemption proceeds)(3)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                              0.56%          0.56%          0.56%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee            0.24           0.99           0.99
--------------------------------------------------------------------------------
Other Expenses                              0.39           0.61           0.47
--------------------------------------------------------------------------------
Total Annual Operating Expenses(4)          1.19           2.16           2.02
--------------------------------------------------------------------------------


(1) Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class -- Class A shares").

(2) The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.


(3) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

(4) Through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.01% and 1.00% for Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.

Based on the costs above this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares              $689           $931         $1,192        $1,935
--------------------------------------------------------------------------------
Class B shares               619            976          1,359         2,019
--------------------------------------------------------------------------------
Class C shares               305            634          1,088         2,348
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares              $689           $931         $1,192        $1,935
--------------------------------------------------------------------------------
Class B shares               219            976          1,159         2,019
--------------------------------------------------------------------------------
Class C shares               205            634          1,088         2,348
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. A fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy of DWS Small Cap Core Fund or DWS Blue Chip Fund as described herein.


o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term instruments that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.


o Each fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


Secondary risks


Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund's performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Each fund's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The funds' Statements of Additional Information includes a description of each fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

Who Manages and Oversees the Funds


DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor


DeIM is the investment advisor for each fund. Under the supervision of each fund's Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

----------------------------------------------------------------------
Fund Name                                             Fee Paid
----------------------------------------------------------------------

DWS Growth & Income Fund                                0.44%
----------------------------------------------------------------------
DWS Capital Growth Fund                                 0.56%
----------------------------------------------------------------------
DWS Small Cap Core Fund                                 0.75%
----------------------------------------------------------------------
DWS Blue Chip Fund                                      0.56%
----------------------------------------------------------------------

Each fund's shareholder report for the most recently completed fiscal year (the fiscal year ended September 30, 2005 for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund, and the fiscal year ended October 31, 2005 for DWS Blue Chip Fund) contains a discussion regarding the basis for each Board of Trustees' renewal of each fund's investment management agreement (see "Shareholder reports" on the back cover).

Effective May 2, 2005, DWS Growth & Income Fund pays DeIM a monthly fee at the annual rates shown below:

----------------------------------------------------------------------
Average Daily Net Assets                              Fee Rate
----------------------------------------------------------------------
$0 - $250 million                                      0.450%
----------------------------------------------------------------------
$250 million - $1 billion                              0.445%
----------------------------------------------------------------------
$1 billion - $2.5 billion                              0.440%
----------------------------------------------------------------------
$2.5 billion - $7.5 billion                            0.430%
----------------------------------------------------------------------
$7.5 billion - $12.5 billion                           0.420%
----------------------------------------------------------------------
$12.5 billion - $17.5 billion                          0.410%
----------------------------------------------------------------------
Over $17.5 billion                                     0.385%
----------------------------------------------------------------------

Effective March 11, 2005, DWS Capital Growth Fund pays DeIM a monthly fee at the annual rates shown below:

----------------------------------------------------------------------
Average Daily Net Assets                              Fee Rate
----------------------------------------------------------------------
$0 - $250 million                                      0.580%
----------------------------------------------------------------------
$250 million - $1 billion                              0.550%
----------------------------------------------------------------------
$1 billion - $2.5 billion                              0.530%
----------------------------------------------------------------------
$2.5 billion - $5 billion                              0.510%
----------------------------------------------------------------------
$5 billion - $7.5 billion                              0.480%
----------------------------------------------------------------------
$7.5 billion - $10 billion                             0.460%
----------------------------------------------------------------------
$10 billion - $12.5 billion                            0.440%
----------------------------------------------------------------------
Over $12.5 billion                                     0.420%
----------------------------------------------------------------------


The portfolio managers


Each fund is managed by a team of investment professionals who each play an important role in the fund's management process. The teams work for the advisor or its affiliates and are supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

DWS Growth & Income Fund, DWS Capital Growth Fund, DWS Small Cap Core Fund and DWS Blue Chip Fund are each managed by a team of investment professionals who collaborate to implement each fund's investment strategy. DWS Growth & Income Fund's team is led by a lead portfolio manager who is responsible for developing the fund's investment strategy. Each portfolio manager on a team has authority over all aspects of the applicable fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.


The following people handle the day-to-day management of each fund.


DWS Growth & Income Fund            Gregory Y. Sivin, CFA
                                    Vice President of Deutsche
Theresa Gusman                      Asset Management and
Managing Director of Deutsche       Portfolio Manager of the fund.
Asset Management an Lead             o Joined Deutsche Asset
Portfolio Manager of the fund.         Management in 2000 and the
 o Joined Deutsche Asset               fund in 2005.
   Management in 1995 and the        o Head of the equity
   fund in 2005.                       portfolio analytics
 o Head of Americas Large Cap          team for active equity:
   Core Team and Global                New York.
   Commodities Team: New York.       o Previously, six years of
 o Over 23 years of investment         experience as senior
   industry experience.                associate/quantitative
 o BA, State University of             analyst of small cap
   New York -- Stony Brook.            research for Prudential
                                       Securities, group
Sal Bruno                              coordinator/research
Director of Deutsche Asset             analyst in the investment
Management and Portfolio               banking division for
Manager of the fund.                   Goldman Sachs & Co. and
 o Joined Deutsche Asset               senior actuarial assistant
   Management in 1991 and the          in the commercial property
   fund in 2005.                       group for Insurance
 o Portfolio Manager for Large         Services Office.
   Cap Core Equity: New York.        o BS, State University of
 o BS, Cornell University; MBA,        New York -- Stony Brook.
   New York University, Stern
   School of Business.

DWS Capital Growth Fund                   DWS Small Cap Core Fund and DWS Blue
                                          Chip Fund
Julie M. Van Cleave, CFA
Managing Director of Deutsche Asset       Robert Wang
Management and Portfolio Manager of       Managing Director of Deutsche Asset
the fund.                                 Management and Portfolio Manager of
 o Joined Deutsche Asset Management       the funds.
   and the fund in 2002.                  o Joined Deutsche Asset Management
 o Head of Large Cap Growth.                in 1995 as portfolio manager for
 o Previous experience includes 19          asset allocation after 13 years
   years of investment industry             of experience of trading fixed
   experience at Mason Street               income and derivative securities
   Advisors, most recently serving as       at J.P. Morgan.
   Managing Director and team leader      o Senior portfolio manager for
   for the large cap investment team.       Multi Asset Class Quantitative
 o BBA, MBA, University of Wisconsin        Strategies: New York.
   -- Madison.                            o Joined the funds in 2003.
                                          o BS, The Wharton School,
Jack A. Zehner                              University of Pennsylvania.
Director of Deutsche Asset Management
and Portfolio Manager of the fund.        Jin Chen, CFA
 o Joined Deutsche Asset Management       Director of Deutsche Asset
   and the fund in 2002.                  Management and Portfolio Manager of
 o Previous experience includes nine      the funds.
   years of investment industry            o Senior portfolio manager for
   experience at Mason Street                Global Strategies: New York.
   Advisors where he served most           o Joined Deutsche Asset Management
   recently as Director --                   in 1999; prior to that, served
   Common Stock.                             as portfolio manager for
 o BBA, University of Wisconsin --           Absolute Return Strategies and
   Whitewater; MBA, Marquette                as a fundamental equity analyst
   University.                               and portfolio manager for Thomas
                                             White Asset Management.
Thomas J. Schmid, CFA                      o Joined the funds in 2005.
Director of Deutsche Asset Management      o BS, Nanjing University; MS,
and Portfolio Manager of the fund.           Michigan State University.
 o Joined Deutsche Asset Management
   and the fund in 2002.                  Julie Abbett
 o Previous experience includes 16        Director of Deutsche Asset
   years of investment industry           Management and Portfolio Manager of
   experience, most recently serving      the funds.
   as Director -- Common Stock at          o Senior portfolio manager for
   Mason Street Advisors.                    Global Quantitative Equity: New
 o BBA, University of Wisconsin --           York.
   Whitewater; MBA, University of          o Joined Deutsche Asset Management
   Chicago.                                  in 2000 after four years of
                                             combined experience as a
                                             consultant with equity trading
                                             services for BARRA, Inc. and a
                                             product developer for FactSet
                                             Research.
                                           o Joined the funds in 2005.
                                           o BA, University of Connecticut.

The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in a fund, a description of their compensation structure and information regarding other accounts they manage.

Regulatory and litigation matters


Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments (now known as DWS Scudder). The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund has been audited by PricewaterhouseCoopers LLP ,independent registered public accounting firm, and the information for DWS Blue Chip Fund has been audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

DWS Growth & Income Fund -- Class A

Years Ended September 30,           2005      2004     2003     2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $20.05    $18.04   $15.10   $18.99   $26.86
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a     .21       .07      .06      .09      .11
--------------------------------------------------------------------------------
  Net realized and unrealized       2.35      1.99     2.96    (3.90)   (6.31)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  2.56      2.06     3.02    (3.81)   (6.20)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.23)     (.05)    (.08)    (.08)    (.11)
--------------------------------------------------------------------------------
  Net realized gains on               --        --       --       --    (1.56)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.23)     (.05)    (.08)     (.08)   (1.67)
--------------------------------------------------------------------------------
Redemption fees                     .00*        --       --       --       --
--------------------------------------------------------------------------------
Net asset value, end of period    $22.38    $20.05   $18.04    $15.10  $18.99
--------------------------------------------------------------------------------
Total Return (%)^b                 12.83^d   11.44    20.01   (20.11)  (24.34)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             87        32       27       18       23
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    1.08      1.12     1.17     1.00^c   1.02
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     1.03      1.12     1.17     1.00^c   1.02
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       .96       .33      .35      .45      .45
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           98        26       42        52       57
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return does not reflect the effect of any sales charges.

^c The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.01%.

^d    Total return would have been lower had certain expenses not been reduced.

*     Amount is less than $.005.

DWS Growth & Income Fund -- Class B

Years Ended September 30,           2005     2004     2003     2002      2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $19.78   $17.90    $15.03   $18.96   $24.04
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b     .02     (.10)     (.07)    (.07)    (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized       2.31     1.98      2.94    (3.86)   (5.00)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  2.33     1.88      2.87    (3.93)   (5.06)
--------------------------------------------------------------------------------
Less distributions from:            (.08)      --        --       --     (.02)
  Net investment income
--------------------------------------------------------------------------------
Redemption fees                      .00***    --        --       --       --
--------------------------------------------------------------------------------
Net asset value, end of period    $22.03   $19.78    $17.90   $15.03   $18.96
--------------------------------------------------------------------------------
Total Return (%)^c                 11.75^d  10.50^d   19.10   (20.73)  (21.03)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             20       11        12       10       13
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    2.08     1.99      1.94     1.81^e   1.83*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     1.94     1.97      1.94     1.81^e   1.83*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       .05     (.52)     (.42)    (.36)    (.39)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           98       26        42       52       57
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of operations of Class B shares) to September 30, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d    Total return would have been lower had certain expenses not been reduced.

^e The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.83%.

*     Annualized.

**    Not annualized.

***   Amount is less than $.005.

DWS Growth & Income Fund -- Class C

Years Ended September 30,           2005     2004      2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $19.78   $17.89    $15.03   $18.97   $24.04
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b     .03     (.10)     (.07)    (.07)    (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized       2.31     1.99      2.93    (3.87)   (4.99)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  2.34     1.89      2.86    (3.94)   (5.05)
--------------------------------------------------------------------------------
Less distributions from:            (.08)      --        --       --     (.02)
  Net investment income
--------------------------------------------------------------------------------
Redemption fees                      .00***    --        --       --       --
--------------------------------------------------------------------------------
Net asset value, end of period    $22.04   $19.78    $17.89   $15.03   $18.97
--------------------------------------------------------------------------------
Total Return (%)^c                 11.86^d  10.56^d   19.03   (20.77)  (21.03)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             11        5         5        3        4
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    1.93     2.02      1.93     1.84^e   1.80*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     1.89     1.96      1.93     1.84^e   1.80*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       .10     (.51)     (.41)    (.39)    (.36)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           98       26        42       52       57
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of operations of Class C shares) to September 30, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d    Total return would have been lower had certain expenses not been reduced.

^e The ratio of operating expenses includes a one-time increase in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without this increase was 1.81%.

*     Annualized.

**    Not annualized.

***   Amount is less than $.005.

DWS Growth & Income Fund -- Class R

Years Ended September 30,                                       2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $20.17   $19.22
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                 .12      .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment         2.37      .94
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                              2.49      .97
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.15)    (.02)
--------------------------------------------------------------------------------
Redemption fees                                                  .00***    --
--------------------------------------------------------------------------------
Net asset value, end of period                                $22.51   $20.17
--------------------------------------------------------------------------------
Total Return (%)                                               12.32^c   5.06**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            .7       .4
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 1.63     1.33*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.45     1.33*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .54      .17*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       98       26
--------------------------------------------------------------------------------

^a For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized.

**    Not annualized.

***  Amount is less than $.005.

DWS Capital Growth Fund -- Class A

Years Ended September 30,           2005      2004     2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $40.26    $37.08   $30.56   $39.71   $50.11
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b     .14      (.06)    (.05)    (.13)    (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain  5.50      3.24     6.57    (9.00)   (10.33)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations  5.64      3.18     6.52    (9.13)  (10.40)
--------------------------------------------------------------------------------
Less distributions from:            (.06)       --       --       --       --
  Net investment income
--------------------------------------------------------------------------------
  Net realized gain on investment     --        --       --     (.02)      --
  transactions
--------------------------------------------------------------------------------
  Total distributions               (.06)       --       --     (.02)      --
--------------------------------------------------------------------------------
Redemption fees                      .00***     --       --       --       --
--------------------------------------------------------------------------------
Net asset value, end of period    $45.84    $40.26   $37.08   $30.56   $39.71
--------------------------------------------------------------------------------
Total Return (%)^c                 14.02^e    8.58^e  21.34   (23.04)  (20.75)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            855       110       97       77      101
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    1.10      1.28     1.23     1.13^d   1.16*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     1.08      1.25     1.23     1.13^d   1.16*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       .33      (.15)    (.14)    (.32)    (.44)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           19        12       22       13       35
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of operations of Class A shares) to September 30, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.14%.

^e    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

DWS Capital Growth Fund -- Class B

Years Ended September 30,           2005      2004     2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $39.25    $36.43   $30.25   $39.63   $50.11
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b    (.24)     (.35)    (.30)    (.45)    (.19)
--------------------------------------------------------------------------------
  Net realized and unrealized       5.35      3.17     6.48    (8.91)  (10.29)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  5.11      2.82     6.18    (9.36)  (10.48)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gain on investment
  transactions                        --        --       --     (.02)      --
--------------------------------------------------------------------------------
Redemption fees                      .00***     --       --       --       --
--------------------------------------------------------------------------------
Net asset value, end of period    $44.36    $39.25   $36.43   $30.25   $39.63
--------------------------------------------------------------------------------
Total Return (%)^c                 13.02^e     .80^e  20.43   (23.64)  (20.91)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             85        39       45       43       65
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    2.18      2.09     2.00     1.93^d   1.96*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     2.01      2.02     2.00     1.93^d   1.96*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      (.60)     (.92)    (.91)   (1.12)   (1.24)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           19        12       22       13       35
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of operations of Class B shares) to September 30, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.94%.

^e    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

DWS Capital Growth Fund -- Class C

Years Ended September 30,              2005    2004    2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $39.27  $36.44   $30.26   $39.63  $50.11
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b       (.23)   (.34)    (.30)    (.44)   (.19)
--------------------------------------------------------------------------------
  Net realized and unrealized gain     5.36    3.17     6.48    (8.91)  (10.29)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations     5.13    2.83     6.18    (9.35) (10.48)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gain on investment
  transactions                           --      --       --     (.02)     --
--------------------------------------------------------------------------------
Redemption fees                         .00***   --       --       --      --
--------------------------------------------------------------------------------
Net asset value, end of period       $44.40  $39.27   $36.44   $30.26  $39.63
--------------------------------------------------------------------------------
Total Return (%)^c                    13.06^e  7.79^e  20.42   (23.64) (20.91)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period                35      20       19       15      19
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense       2.12    2.06     1.98     1.90^d  1.94*
reductions (%)
--------------------------------------------------------------------------------
Ration of expenses after expense       1.99    1.99     1.98     1.90^d  1.94*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income         (.58)   (.89)    (.89)   (1.09)  (1.22)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              19      12       22       13      35
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of operations of Class C shares) to September 30, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.92%.

^e    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

DWS Capital Growth Fund -- Class R

Years Ended September 30,                                       2005     2004^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $40.46   $39.45
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                (.03)    (.09)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment         5.55     1.13
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                              5.52     1.04
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                           --     (.03)
--------------------------------------------------------------------------------
Redemption fees                                                  .00***    --
--------------------------------------------------------------------------------
Net asset value, end of period                                $45.98   $40.46
--------------------------------------------------------------------------------
Total Return (%)^c                                             13.64     2.63**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             1      .34
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 1.62     1.64*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.47     1.45*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.06)    (.35)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       19       12
--------------------------------------------------------------------------------

^a For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

DWS Small Cap Core Fund -- Class A

Years Ended September 30,          2005      2004      2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of    $24.87    $21.43    $16.02   $16.04   $18.50
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b   (.16)     (.15)     (.05)    (.08)    (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized      4.10      4.29      5.46      .06    (2.43)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment            3.94      4.14      5.41     (.02)   (2.46)
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions         (3.11)     (.70)       --       --       --
--------------------------------------------------------------------------------
Redemption fees                      --***     --        --       --       --
--------------------------------------------------------------------------------
Net asset value, end of period   $25.70    $24.87    $21.43   $16.02   $16.04
--------------------------------------------------------------------------------
Total Return (%)^c                16.45     19.45     33.77    (.12)   (13.30)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            12        13         5        1     .009
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)              1.50      1.50      1.42     1.48     1.48*
--------------------------------------------------------------------------------
Ratio of net investment income     (.63)     (.62)     (.25)    (.44)    (.60)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         198       186       164      146       48
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

DWS Small Cap Core Fund -- Class B

Years Ended September 30,          2005      2004      2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of    $24.20    $21.03    $15.85   $16.01   $18.50
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b   (.36)     (.33)     (.19)    (.22)    (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized      3.97      4.20      5.37      .06    (2.43)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations 3.61      3.87      5.18     (.16)   (2.49)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions         (3.11)     (.70)       --       --       --
--------------------------------------------------------------------------------
Redemption fees                      --***     --        --       --       --
--------------------------------------------------------------------------------
Net asset value, end of period   $24.70    $24.20    $21.03   $15.85   $16.01
--------------------------------------------------------------------------------
Total Return (%)^c                15.50^d   18.47^d   32.68    (1.00)  (13.46)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             3         3         2       .9      .02
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense   2.38      2.32      2.25     2.28     2.28*
reduction (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense    2.35      2.31      2.25     2.28     2.28*
reduction (%)
--------------------------------------------------------------------------------
Ratio of net investment income    (1.48)    (1.43)    (1.08)   (1.24)   (1.40)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         198       186       164      146       48
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

DWS Small Cap Core Fund -- Class C

Years Ended September 30,          2005      2004      2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of    $24.21    $21.04    $15.85   $16.01   $18.50
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b   (.35)     (.33)     (.20)    (.22)    (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized      3.99      4.20      5.39      .06    (2.43)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment            3.64      3.87      5.19     (.16)   (2.49)
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions         (3.11)     (.70)       --       --       --
--------------------------------------------------------------------------------
Redemption fees                      --***     --        --       --       --
--------------------------------------------------------------------------------
Net asset value, end of period   $24.74    $24.21    $21.04   $15.85   $16.01
--------------------------------------------------------------------------------
Total Return (%)^c                15.54     18.51     32.74    (1.00)  (13.46)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             2         1        .9       .1     .002
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)              2.30      2.28      2.21     2.26     2.25*
--------------------------------------------------------------------------------
Ratio of net investment income    (1.43)    (1.40)    (1.04)   (1.22)   (1.37)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         198       186       164      146       48
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return does not reflect the effect of any sales charges.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

DWS Blue Chip Fund -- Class A


Years Ended October  31,                2005     2004    2003    2002    2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $17.30   $15.24  $12.92  $15.03  $21.76
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a         .09      .06     .04     .03    (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain      1.73     2.00    2.28   (2.14)  (6.10)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      1.82     2.06    2.32   (2.11)  (6.13)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.05)      --      --      --      --
--------------------------------------------------------------------------------
  Net realized gains on investment        --       --      --      --    (.60)
  transactions
--------------------------------------------------------------------------------
  Total distributions                   (.05)      --      --      --    (.60)
--------------------------------------------------------------------------------
Redemption fees                          .00***    --      --      --      --
--------------------------------------------------------------------------------
Net asset value, end of period        $19.07   $17.30  $15.24  $12.92  $15.03
--------------------------------------------------------------------------------
Total Return (%)^b                     10.54    13.52   17.96  (14.04) (28.71)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   405      382     349     308     430
--------------------------------------------------------------------------------
Ratio of expenses before expense        1.19     1.13    1.19    1.09    1.23^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.19     1.13    1.19    1.09    1.22^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income           .49      .42     .34     .21    (.14)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              329      222     185     143     124
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return does not reflect the effect of any sales charges.

^c The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.20% and 1.20%, respectively.

***   Amount is less than $.005.

DWS Blue Chip Fund -- Class B

Years Ended October 31,                 2005     2004    2003    2002    2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $16.37   $14.55  $12.43  $14.58  $21.30
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a        (.04)    (.06)   (.05)   (.09)   (.16)
--------------------------------------------------------------------------------
  Net realized and unrealized gain      1.61     1.88    2.17   (2.06)  (5.96)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      1.57     1.82    2.12   (2.15)  (6.12)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                            --       --      --      --    (.60)
--------------------------------------------------------------------------------
Redemption fees                          .00***    --      --      --      --
--------------------------------------------------------------------------------
Net asset value, end of period        $17.94   $16.37  $14.55  $12.43  $14.58
--------------------------------------------------------------------------------
Total Return (%)^b                      9.59^c  12.51^c 17.06  (14.75) (29.30)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   100      138     178     197     293
--------------------------------------------------------------------------------
Ratio of expenses before expense        2.16     2.09    2.00    1.93    2.04^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         2.01     2.01    2.00    1.93    2.02^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income          (.33)    (.46)   (.47)   (.63)   (.93)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               329     222     185     143     124
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return does not reflect the effect of any sales charges.

^c    Total return would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.99% and 1.99%, respectively.

***   Amount is less than $.005.

DWS Blue Chip Fund -- Class C


Years Ended October 31,                 2005     2004    2003    2002    2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $16.53   $14.69  $12.55  $14.72  $21.47
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a        (.04)    (.07)   (.06)   (.09)   (.15)
--------------------------------------------------------------------------------
  Net realized and unrealized gain       1.63    1.91    2.20   (2.08)  (6.00)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      1.59     1.84    2.14   (2.17)  (6.15)
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                            --       --      --      --    (.60)
--------------------------------------------------------------------------------
Redemption fees                          .00***    --      --      --      --
--------------------------------------------------------------------------------
Net asset value, end of period        $18.12   $16.53  $14.69  $12.55  $14.72
--------------------------------------------------------------------------------
Total Return (%)^b                      9.62^c  12.53^c 17.05  (14.74) (29.21)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    43       46      47      44      59
--------------------------------------------------------------------------------
Ratio of expenses before expense        2.02     2.06    1.99    1.90    1.95^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         2.00     2.00    1.99    1.90    1.92^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income          (.32)    (.45)   (.46)   (.60)   (.84)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              329      222     185     143     124
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return does not reflect the effect of any sales charges.

^c    Total return would have been lower had certain expenses not been reduced.

^d The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were 1.92% and 1.92%, respectively.

***   Amount is less than $.005.

How to Invest in the Funds


The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class


This prospectus offers four share classes for DWS Growth & Income Fund and DWS Capital Growth Fund, and three share classes for DWS Small Cap Core Fund and DWS Blue Chip Fund. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services. Class R shares are only available to participants in certain retirement plans. Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.


We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

--------------------------------------------------------------------------------
Classes and features                      Points to help you compare
--------------------------------------------------------------------------------
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual shareholder            Class C
  servicing fee
--------------------------------------------------------------------------------
Class B

o No charge when you buy shares           o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o Up to 0.75% annual distribution fee
  and up to 0.25% shareholder servicing
  fee

--------------------------------------------------------------------------------
Class C

o No charges when you buy shares          o The deferred sales charge rate is
                                            lower than Class B shares, but your
o Deferred sales charge of 1.00%,           shares never convert to Class A, so
  charged when you sell shares you          annual expenses remain higher
  bought within the last year

o Up to 0.75% annual distribution fee
  and up to 0.25% shareholder servicing
  fee
--------------------------------------------------------------------------------
Class R

o No charges when you buy or sell shares  o Class R is only available to participants in certain retirement
o Up to 0.25% annual distribution fee       plans
  and up to 0.25% shareholder servicing
  fee
--------------------------------------------------------------------------------

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from a fund for the services they provide to their clients.

Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:


---------------------------------------------------------------------
                         Front-end Sales     Front-end Sales Charge
                          Charge as % of        as % of your net
Your investment        offering price(1,2)        investment(2)
---------------------------------------------------------------------
Up to $50,000                5.75%                  6.10%
---------------------------------------------------------------------
$50,000-$99,999               4.50                   4.71
---------------------------------------------------------------------
$100,000-$249,999             3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999             2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999             2.00                   2.04
---------------------------------------------------------------------
$1 million or more                See below and page 58
---------------------------------------------------------------------

(1)  The offering price includes sales charge.

(2) Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

o you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")


The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


For more information about sales charge discounts, please visit www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the funds' Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:


o  reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services


o exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund

o  a current or former director or trustee of the Deutsche or DWS mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of such funds


There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of purchase and a similar charge of 0.50% on shares you sell during the next six months of purchase. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sale charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later      None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares

With Class C shares, you pay no up-front sales charges. Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

----------------------------------------------------------------------
Year after you bought shares          CDSC on shares you sell
----------------------------------------------------------------------
First year                                     1.00%
----------------------------------------------------------------------
Second year and later                          None
----------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charge, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements


You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of DWS Growth & Income Fund and DWS Capital Growth Fund:


o  All section 401(a) and 457 plans

o  Certain section 403(b)(7) plans

o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

How to Buy Class A, B and C Shares


Once you've chosen a share class, use these instructions to make investments.

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
$50 or more with an Automatic             Investment Plan
Investment Plan
--------------------------------------------------------------------------------
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for
                                            you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "DWS
                                            Scudder" and a DWS Scudder
o Send it to us at the appropriate          investment slip to us at the
  address, along with an investment check   appropriate address below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from
  application and include a voided check.   a bank checking account, call
                                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.dws-scudder.com and
                                            register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Regular mail:
First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:
DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

How to Exchange or Sell Class A, B and C Shares


Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 72
existing accounts
--------------------------------------------------------------------------------
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
--------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By mail or express mail
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
                                            (minimum $50)
--------------------------------------------------------------------------------
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.dws-scudder.com and log in    o Go to www.dws-scudder.com and log in

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions


--------------------------------------------------------------------------------

How to Buy or Sell Class R Shares


If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. Financial advisors include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. The funds' advisor or administrator or its affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.


There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for information on how to open a fund account.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B, Class C and, as applicable, Class R shares. The funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions


The funds are open for business each day the New York Stock Exchange is open. The funds calculate their share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws- scudder.com to get up-to-date information, review balances or even place orders for exchanges.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.


The funds will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to a fund's policies as described in this prospectus and approved by the Board. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The funds may also take trading activity that occurs over longer periods into account if the funds reasonably believe such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund's policies include:


o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How the funds calculate share price.")


When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The funds' policies and procedures may be modified or terminated at any time.


Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days (30 days for DWS Small Cap Core Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'. Subject to approval by DeIM or a fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than a fund's policies) and remit the fees to a fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from a fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the funds' investment advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds' investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

InvestorACCESS, the automated information line, is available 24 hours a day by calling (800) 972-3060. You can use InvestorACCESS to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call
(800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at
(800) 621-1048 at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.


We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.


When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another fund don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.


There are certain cases in which you may be exempt from a CDSC. These include:


o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions.

   Please contact your financial advisor or Shareholder Services to determine if the conditions exist.


o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o  withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies DWS Scudder Distributors, Inc., the funds' distributor, that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


If you sell shares in a DWS fund and then decide to invest with DWS Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and for purposes of sales charges it will be treated as if it had never left DWS Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price


To calculate net asset value per share, or NAV, each share class of each fund uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
            --------------------------------------------  = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


Each fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 15 days (30 days for DWS Small Cap Core
Fund) of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using market quotations or information furnished by a pricing service, where appropriate. However, we may use methods approved by each fund's Board, such as a fair valuation model, which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons


o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (this policy doesn't apply to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)


o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes


Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.


Each fund has a regular schedule for paying out any earnings to shareholders.


DWS Growth & Income Fund intends to pay dividends and distributions to its shareholders in March, June, September and December; long-term and short-term capital gains are paid in December. DWS Capital Growth Fund, DWS Small Cap Core Fund and DWS Blue Chip Fund each intends to pay dividends and distributions to its shareholders annually in December. If necessary, a fund may distribute at other times as needed.


For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:


--------------------------------------------------------------------
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
--------------------------------------------------------------------
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less

o qualified dividend income        o all other taxable income
--------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
--------------------------------------------------------------------


Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income will be eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

For taxable years beginning on or before December 31, 2008, long- term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."


Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after a fund declares the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from a fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in the funds' Statement of Additional Information.

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns and its financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


DWS Scudder                  SEC                        Distributor
-------------------------------------------------------------------------------------
222 South Riverside Plaza    Public Reference Section   DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808       Washington, D.C.           222 South Riverside Plaza
www.dws-scudder.com          20549-0102                 Chicago, IL 60606-5808
(800) 621-1048               www.sec.gov                (800) 621-1148
                             (202) 942-8090




SEC File Numbers:

DWS Investment Trust                  811-43

DWS Blue Chip Fund                  811-5357

                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

                                FEBRUARY 1, 2006





                                   PROSPECTUS

                                -----------------



--------------------------------------------------------------------------------




                 DWS Growth & Income Fund -- Classes AARP and S
                    (formerly Scudder Growth and Income Fund)

                  DWS Capital Growth Fund -- Classes AARP and S
                     (formerly Scudder Capital Growth Fund)

                  DWS Small Cap Core Fund -- Classes AARP and S
                   (formerly Scudder Small Company Stock Fund)

                          DWS Blue Chip Fund -- Class S
                        (formerly Scudder Blue Chip Fund)






As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

--------------------------------------------------------------------------------











Contents
--------------------------------------------------------------------------------



How the Funds Work                         How to Invest in the Funds


  4  DWS Growth & Income Fund              45  How to Buy, Sell and
                                               Exchange Shares
 10  DWS Capital Growth Fund
                                           47  Policies You Should Know
 16  DWS Small Cap Core Fund                   About

 23  DWS Blue Chip Fund                    57  Understanding Distributions
                                               and Taxes
 29  Other Policies and Secondary
     Risks

 31  Who Manages and Oversees
     the Funds

 37  Financial Highlights

How the Funds Work


On the next few pages, you'll find information about each fund's investment goal, the main strategies eachit uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at www.dws-scudder.com.

--------------------------------------------------------------------------------
                                                            Class AARP   Class S

                                          ticker symbol     ACDGX        SCDGX

                                          fund number       164          064


  DWS Growth & Income Fund
  (formerly Scudder Growth and Income Fund)
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy


The fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies.


The fund seeks to bring together the top US equity research recommendations of the advisor into a single portfolio. In managing the fund, each of the advisor's US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for the fund by the advisor, as well as the investment parameters of the fund and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the fund's portfolio and suggests appropriate weightings for each stock.


Making adjustments where necessary, the managers buy and sell securities in accordance with the model's, and hence the research analysts', recommendations. In addition to the risk management criteria inherent in the portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable funds, and appropriate benchmarks and peer groups.



--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a relatively conservative equity fund to provide long-term growth and some current income.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o the fund's risk management strategies could make long-term performance lower than it would have been without these strategies

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance for the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is August 14, 2000. Performance figures before that date reflect the historical performance of the fund's original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and will vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Growth & Income Fund


Annual Total Returns (%) as of 12/31 each year -- Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1996       22.18
1997       30.31
1998        6.07
1999        6.15
2000       -2.44
2001      -12.04
2002      -23.52
2003       26.80
2004        9.86
2005        5.92


For the periods included in the bar chart:


Best Quarter: 15.26%, Q2 1997             Worst Quarter: -16.86%, Q3 2002

Average Annual Total Returns (%) as of 12/31/2005


--------------------------------------------------------------------------------
                                        1 Year         5 Years        10 Years
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------

  Return before Taxes                    5.92            -0.15          5.67
--------------------------------------------------------------------------------
  Return after Taxes on                  4.79            -0.54          4.30
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 5.03*           -0.23*          4.29
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class AARP (Return before Taxes)         5.95            -0.12          5.68
--------------------------------------------------------------------------------
Index (reflects no deductions for        4.91             0.54          9.07
fees, expenses or taxes)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Total returns would have been lower if operating expenses hadn't been reduced.

* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.










--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than         2.00%         2.00%
15 days (as % of redemption proceeds)(1)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee(2)                                         0.44%         0.44%
--------------------------------------------------------------------------------

Distribution/Service (12b-1) Fees                         None          None
--------------------------------------------------------------------------------

Other Expenses(3)                                         0.23          0.26
--------------------------------------------------------------------------------
Total Annual Operating Expenses(4)                        0.67          0.70
--------------------------------------------------------------------------------

(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

(2) Management fees have been restated to reflect the new fee schedule effective May 2, 2005.

(3) On April 29, 2005, Scudder Focus Value+Growth Fund merged into Scudder Growth and Income Fund. In connection with the merger, certain fees that compose Other Expenses have been renegotiated. Accordingly, the expenses have been restated to reflect the anticipated result of the merger. Actual expenses may be different.

(4) Through May 1, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.65% and 0.70% for Class AARP and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses.


Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Class AARP                   $68           $214           $373          $835
--------------------------------------------------------------------------------
Class S                       72            224            390           871
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Class AARP     Class S

                                         ticker symbol    ACGFX          SCGFX

                                         fund number      198            398

  DWS Capital Growth Fund
  (formerly Scudder Capital Growth Fund)
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other growth mutual funds. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. Although the fund can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500r Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000r Growth Index (as of December 31, 2005, the S&P 500 Index and the Russell 1000r Growth Index had median market capitalizations of $11.26 billion and $5.20 billion, respectively). Although the fund may invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. In addition, the fund does not invest in securities issued by tobacco-producing companies.

In choosing stocks, the portfolio managers look for individual companies that have displayed above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.




--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

The managers use several strategies in seeking to reduce downside risk, including:

o using analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups and then adjust the portfolio accordingly

o  focusing on high quality companies with reasonable valuations

o  diversifying broadly among companies, industries and sectors

o limiting the majority of the portfolio to 3.5% in any one issuer (other funds may invest 5% or more)

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a long-term investment that seeks to lower its share price volatility compared with other growth mutual funds.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class AARP shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


On July 17, 2000, the fund was reorganized from AARP Capital Growth Fund, a series of AARP Growth Trust, into Class AARP of Scudder Capital Growth Fund, a newly created series of Investment Trust. The performance of Class AARP for periods prior to July 17, 2000 in the bar chart and table reflects the performance of AARP Capital Growth Fund.

The inception date for Class S shares is July 17, 2000. Performance figures for Class S shares for the period prior to its inception date are based on the historical performance of the fund's original share class (Class AARP).


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class AARP only and may vary for Class S. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Capital Growth Fund


Annual Total Returns (%) as of 12/31 each year -- Class AARP

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1996       20.62
1997       35.08
1998       23.73
1999       35.44
2000      -10.33
2001      -20.42
2002      -29.43
2003       26.33
2004        7.49
2005        8.49



For the periods included in the bar chart:


Best Quarter: 25.83%, Q4 1998              Worst Quarter: -20.55%, Q3 2001

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
                                         1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class AARP
--------------------------------------------------------------------------------

  Return before Taxes                     8.49          -3.72           7.31
--------------------------------------------------------------------------------
  Return after Taxes on                   8.45          -3.74           6.02
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                   5.58         -3.12*           5.97
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class S (Return before taxes)             8.41          -3.75           7.30
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for       4.91           0.54           9.07
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for       5.26          -3.58           6.73
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Index 2: Russell 1000r Growth Index consists of those stocks in the Russell 1000r Index that have a greater-than-average growth orientation.

Total returns would have been lower if operating expenses hadn't been reduced.


* Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.


--------------------------------------------------------------------------------


Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.










--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This fund's Class AARP and Class S shares have no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your
investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than       2.00%          2.00%
15 days (as % of amount redeemed, if applicable)(1)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee(2)                                       0.54%          0.54%
--------------------------------------------------------------------------------

Distribution (12b-1) Fee                                None           None
--------------------------------------------------------------------------------

Other Expenses(3)                                        0.31           0.42
--------------------------------------------------------------------------------
Total Annual Operating Expenses(4)                       0.85           0.96
--------------------------------------------------------------------------------

(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

(2) Management fees have been restated to reflect the new fee schedule effective March 11, 2005.

(3) On March 11, 2005, Scudder Growth Fund merged into Scudder Capital Growth Fund. In connection with the merger, certain fees that compose Other Expenses have been renegotiated. Accordingly, the expenses have been restated to reflect the anticipated result of the merger. Actual expenses may be different.

(4) Through November 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.80% and 0.93% for Class AARP and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, service fees, trustees and trustee counsel fees and organizational and offering expenses.


Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Class AARP                           $87         $271        $471      $1,049
--------------------------------------------------------------------------------
Class S                               98          306         531       1,178
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          Class AARP     Class S

                                         ticker symbol    ASCSX          SSLCX

                                         fund number      139            339


  DWS Small Cap Core Fund
  (formerly Scudder Small Company Stock Fund)
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy


The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of small US companies with potential for above-average long-term capital growth. These companies are similar in size to the companies in the Russell 2000 Index (as of December 31, 2005, the Russell 2000 Index had a median market capitalization of $598 million). The fund intends to invest in companies whose market capitalizations fall within the normal range of the Russell 2000 Index.


In addition, the fund does not invest in securities issued by tobacco-producing companies.

A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market

--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests primarily in common stocks, it may invest up to 20% of total assets in US government securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

The managers then build a diversified portfolio of attractively rated companies using analytical tools to actively monitor the risk profile of the portfolio compared to appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk, including:

o  focusing on companies with reasonable valuations

o diversifying broadly among industries and companies (typically over 300 companies)

o limiting the majority of the portfolio to 2% in any one issuer (other funds may invest 5% or more)

The managers will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated, when its potential risks have increased or when the company no longer qualifies as a small company.


Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments that the fund makes and the fund may not be able to get an attractive price for them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors looking for broad exposure to small company stocks.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.


Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class AARP shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

On July 17, 2000, the fund was reorganized from AARP Small Company Stock Fund, a series of AARP Growth Trust, into Class AARP of Scudder Small Company Stock Fund, a newly created series of Investment Trust. The performance of Class AARP in the bar chart and performance table for periods prior to July 17, 2000 reflects the performance of AARP Small Company Stock Fund. The inception date for Class S shares is July 17, 2000. Performance figures for Class S for periods prior to its inception are based on the historical performance of AARP Small Company Stock Fund.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class AARP only and may vary for Class S. After-tax returns are estimates, calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Small Cap Core Fund


Annual Total Returns (%) as of 12/31 each year -- Class AARP

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1998       -6.24
1999       -3.53
2000       -1.89
2001        9.58
2002      -12.87
2003       48.77
2004       16.52
2005        2.79


For the periods included in the bar chart:


Best Quarter: 21.90%, Q2 2003             Worst Quarter: -19.95%, Q3 2002

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
                                       1 Year       5 Years     Since Inception*
--------------------------------------------------------------------------------
Class AARP
--------------------------------------------------------------------------------

  Return before Taxes                   2.79         11.21           8.20
--------------------------------------------------------------------------------
  Return after Taxes on                -0.61          9.77           7.38
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on               3.53**          9.29           6.95
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class S (Return before Taxes)           2.90         11.27           8.22
--------------------------------------------------------------------------------
Index (reflects no deductions for       4.55          8.22           8.33
fees, expenses or taxes)
--------------------------------------------------------------------------------

Index: The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

*    Since February 1, 1997. Index comparison begins January 31, 1997.

** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.











--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This fund's Class AARP and Class S shares have no sales charge or other shareholder fees. The fund does have annual operating expenses and as a shareholder of Class AARP or Class S shares you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your                None           None
investment
--------------------------------------------------------------------------------
Redemption/Exchange fee, on shares owned less than       2.00%          2.00%
30 days (as % of amount redeemed, if applicable)(1)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee(2)                                        0.75%          0.75%
--------------------------------------------------------------------------------

Distribution/Service (12b-1) Fee                         None           None
--------------------------------------------------------------------------------

Other Expenses                                           0.54           0.44
--------------------------------------------------------------------------------
Total Annual Operating Expenses(3)                       1.29           1.19
--------------------------------------------------------------------------------

(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

(2) Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.34% for Class AARP and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.

(3) Effective June 1, 2006 through September 30, 2006, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at ratios no higher than 1.34% for Class AARP and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.


Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Class AARP                  $131           $409           $708        $1,556
--------------------------------------------------------------------------------
Class S                      121            378            654         1,443
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       Class S

                                                       fund number     331


  DWS Blue Chip Fund
  (formerly Scudder Blue Chip Fund)
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy The fund seeks growth of capital and of income.


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2005, the S&P 500 Index had a median market capitalization of $11.26 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.


The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.



--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.


Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who are interested in a core stock investment.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Other factors that could affect performance include:


o the managers could be incorrect in their analysis of industries, companies, economic trends, geographical trends or other matters


o  growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Class S shares do not have a full calendar year of performance available. In the bar chart and the table, the performance figures are based on the historical performance of the fund's original share class (Class A). In the table, the effect of the Class A shares maximum sales load is not shown because Class S shares do not impose a sales load. Class A shares are offered in a separate prospectus.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Blue Chip Fund


Annual Total Returns (%) as of 12/31 each year -- Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1996       27.70
1997       26.21
1998       14.40
1999       26.08
2000       -8.67
2001      -16.89
2002      -22.66
2003       28.74
2004       15.54
2005        7.23


For the periods included in the bar chart:


Best Quarter: 19.21%, Q4 1998             Worst Quarter: -17.98%, Q3 2001

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
                                         1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

  Return before Taxes                     7.23           0.50           8.09
--------------------------------------------------------------------------------
  Return after Taxes on                   7.19           0.48           6.64
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                   4.77           0.43           6.26
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for       6.27           1.07           9.29
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for       4.91           0.54           9.07
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index 1: Russell 1000 Index, an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the United States and whose common stocks are traded there.

Index 2: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.











--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                                             Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than 15 days             2.00%
(as % of redemption proceeds)(1)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                        0.56%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses                                                        0.56
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       1.12
--------------------------------------------------------------------------------

(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.


Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Class S                             $114        $356        $617        $1,363
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. A fund's Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy of DWS Small Cap Core Fund or DWS Blue Chip Fund as described herein.


o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term instruments that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

o Each fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


Secondary risks


Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund's performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

For more information
This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Each fund's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The funds' Statements of Additional Information include a description of each fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

Who Manages and Oversees the Funds


DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor


DeIM is the investment advisor for each fund. Under the supervision of each fund's Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

----------------------------------------------------------------------
Fund Name                                             Fee Paid
----------------------------------------------------------------------

DWS Growth & Income Fund                                0.44%
----------------------------------------------------------------------
DWS Capital Growth Fund                                 0.56%
----------------------------------------------------------------------
DWS Small Cap Core Fund                                 0.75%
----------------------------------------------------------------------
DWS Blue Chip Fund                                      0.56%
----------------------------------------------------------------------

Each fund's shareholder report for the most recently completed fiscal year (the fiscal year ended September 30, 2005 for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund, and the fiscal year ended October 31, 2005 for DWS Blue Chip Fund) contains a discussion regarding the basis for each Board of Trustees' renewal of each fund's investment management agreement (see "Shareholder reports" on the back cover).

Effective May 2, 2005, DWS Growth & Income Fund pays DeIM a monthly fee at the annual rates shown below:

----------------------------------------------------------------------
Average Daily Net Assets                              Fee Rate
----------------------------------------------------------------------
$0 - $250 million                                      0.450%
----------------------------------------------------------------------
$250 million - $1 billion                              0.445%
----------------------------------------------------------------------
$1 billion - $2.5 billion                              0.440%
----------------------------------------------------------------------
$2.5 billion - $7.5 billion                            0.430%
----------------------------------------------------------------------
$7.5 billion - $12.5 billion                           0.420%
----------------------------------------------------------------------
$12.5 billion - $17.5 billion                          0.410%
----------------------------------------------------------------------
Over $17.5 billion                                     0.385%
----------------------------------------------------------------------

Effective March 11, 2005, DWS Capital Growth Fund pays DeIM a monthly fee at the annual rates shown below:

----------------------------------------------------------------------
Average Daily Net Assets                              Fee Rate
----------------------------------------------------------------------
$0 - $250 million                                      0.580%
----------------------------------------------------------------------
$250 million - $1 billion                              0.550%
----------------------------------------------------------------------
$1 billion - $2.5 billion                              0.530%
----------------------------------------------------------------------
$2.5 billion - $5 billion                              0.510%
----------------------------------------------------------------------
$5 billion - $7.5 billion                              0.480%
----------------------------------------------------------------------
$7.5 billion - $10 billion                             0.460%
----------------------------------------------------------------------
$10 billion - $12.5 billion                            0.440%
----------------------------------------------------------------------
Over $12.5 billion                                     0.420%
----------------------------------------------------------------------

AARP shares


Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from Scudder Investments, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between Scudder Investments and AARP ended on December 31, 2005. As a result, the fund is no longer part of the AARP Investment Program and the AARP name and logo will be phased out in early 2006.


The portfolio managers


Each fund is managed by a team of investment professionals who each play an important role in the fund's management process. The teams work for the advisor or its affiliates and are supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

DWS Growth & Income Fund, DWS Capital Growth Fund, DWS Small Cap Core Fund and DWS Blue Chip Fund are each managed by a team of investment professionals who collaborate to implement each fund's investment strategy. DWS Growth & Income Fund's team is led by a lead portfolio manager who is responsible for developing the fund's investment strategy. Each portfolio manager on a team has authority over all aspects of the applicable fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of each fund.



DWS Growth & Income Fund                    DWS Capital Growth Fund
  Theresa Gusman                              Julie M. Van Cleave, CFA
  Managing Director of Deutsche Asset         Managing Director of Deutsche Asset
  Management and Lead Portfolio               Management and Portfolio Manager of
  Manager of the fund.                        the fund.
   o   Joined Deutsche Asset Management        o   Joined Deutsche Asset Management
       in 1995 and the fund in 2005.               and the fund in 2002.
   o   Head of Americas Large Cap Core         o   Head of Large Cap Growth.
       Team and Global Commodities Team:       o   Previous experience includes 19
       New York.                                   years of investment industry
   o   Over 23 years of investment                 experience at Mason Street
       industry experience.                        Advisors, most recently serving
   o   BA, State University of New York            as Managing Director and team
       -- Stony Brook.                             leader for the large cap
                                                   investment team.
  Sal Bruno                                    o   BBA, MBA, University of Wisconsin
  Director of Deutsche Asset Management            -- Madison.
  and Portfolio Manager of the fund.
   o   Joined Deutsche Asset Management       Jack A. Zehner
       in 1991 and the fund in 2005.          Director of Deutsche Asset Management
   o   Portfolio Manager for Large Cap        and Portfolio Manager of the fund.
       Core Equity: New York.                  o   Joined Deutsche Asset Management
   o   BS, Cornell University; MBA,                and the fund in 2002.
       New York University, Stern School       o   Previous experience includes nine
       of Business.                                years of investment industry
                                                   experience at Mason Street
  Gregory Y. Sivin, CFA                            Advisors where he served most
  Vice President of Deutsche Asset                 recently as Director --
  Management and Portfolio Manager                 Common Stock.
  of the fund.                                 o   BBA, University of Wisconsin --
   o   Joined Deutsche Asset Management            Whitewater; MBA, Marquette
       in 2000 and the fund in 2005.               University.
   o   Head of the equity portfolio
       analytics team for active equity:      Thomas J. Schmid, CFA
       New York.                              Director of Deutsche Asset Management
   o   Previously, six years of               and Portfolio Manager of the fund.
       experience as senior                    o   Joined Deutsche Asset Management
       associate/quantitative analyst of           and the fund in 2002.
       small cap research for Prudential       o   Previous experience includes 16
       Securities, group                           years of investment industry
       coordinator/research analyst in             experience, most recently serving
       the investment banking division             as Director -- Common Stock at
       for Goldman Sachs & Co. and                 Mason Street Advisors.
       senior actuarial assistant in the       o   BBA, University of Wisconsin --
       commercial property group for               Madison; MBA, University of
       Insurance Services Office.                  Chicago.
   o   BS, State University of New York
       --  Stony Brook.


                                       34

DWS Small Cap Core Fund and DWS Blue          Julie Abbett
Chip Fund                                     Director of Deutsche Asset Management
  Robert Wang                                 and Portfolio Manager of the funds.
  Managing Director of Deutsche Asset          o   Senior portfolio manager for
  Management and Portfolio Manager of              Global Quantitative Equity: New
  the funds.                                       York.
   o   Joined Deutsche Asset Management        o   Joined Deutsche Asset Management
       in 1995 as portfolio manager for            in 2000 after 4 years of combined
       asset allocation after 13 years             experience as a consultant with
       of experience of trading fixed              equity trading services for
       income and derivative securities            BARRA, Inc. and a product
       at J.P. Morgan.                             developer for FactSet Research.
   o   Senior portfolio manager for            o   Joined the funds in 2005.
       Multi Asset Class Quantitative          o   BA, University of Connecticut.
       Strategies: New York.
   o   Joined the funds in 2003.
   o   BS, The Wharton School,
       University of Pennsylvania.

  Jin Chen, CFA
  Director of Deutsche Asset Management
  and Portfolio Manager of the funds.
   o   Senior portfolio manager for
       Global Strategies: New York.
   o   Joined Deutsche Asset Management
       in 1999; prior to that, served as
       portfolio manager for Absolute
       Return Strategies and as a
       fundamental equity analyst and
       portfolio manager for Thomas
       White Asset Management.
   o   Joined the funds in 2005.
   o   BS, Nanjing University; MS,
       Michigan State University.

The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in a fund, a description of their compensation structure and information regarding other accounts they manage.

Regulatory and litigation matters


Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments (now known as DWS Scudder). The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and the information for DWS Blue Chip Fund has been audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

DWS Growth & Income Fund -- Class AARP

 Years Ended September 30,          2005      2004      2003     2002     2001
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $20.20    $18.15    $15.18   $19.08   $27.01
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a     .29       .15       .13      .14      .17
--------------------------------------------------------------------------------
  Net realized and unrealized       2.38      2.01      2.96    (3.91)   (6.36)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  2.67      2.16      3.09    (3.77)   (6.19)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.32)     (.11)     (.12)    (.13)    (.18)
--------------------------------------------------------------------------------
  Net realized gains on               --        --        --       --    (1.56)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions               (.32)     (.11)     (.12)    (.13)   (1.74)
--------------------------------------------------------------------------------
Redemption fees                      .00*       --        --       --       --
--------------------------------------------------------------------------------
Net asset value, end of period    $22.55   $20.20     $18.15   $15.18   $19.08
--------------------------------------------------------------------------------
Total Return (%)                   13.29     11.91^b   20.40   (19.90)  (24.15)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period          2,556    2,591     2,518     2,338    3,416
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .64       .74       .80      .76      .76
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .64       .70       .80      .76      .76
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      1.35       .75       .72      .69      .71
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           98        26        42       52       57
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

*    Amount is less than $.005.

DWS Growth & Income Fund -- Class S

 Years Ended September 30,                2005     2004     2003    2002   2001
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $20.17   $18.13   $15.17  $19.08 $27.02
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a           .29      .14      .11     .14    .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain        2.37     2.01     2.97   (3.92) (6.36)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations        2.66     2.15     3.08   (3.78) (6.19)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.31)    (.11)    (.12)   (.13)  (.19)
--------------------------------------------------------------------------------
  Net realized gains on investment          --       --       --      --  (1.56)
  transactions
--------------------------------------------------------------------------------
  Total distributions                     (.31)    (.11)    (.12)   (.13) (1.75)
--------------------------------------------------------------------------------
Redemption fees                            .00*      --       --      --     --
--------------------------------------------------------------------------------
Net asset value, end of period          $22.52   $20.17   $18.13  $15.17 $19.08
--------------------------------------------------------------------------------
Total Return (%)                         13.26    11.86^b   20.35 (19.91)(24.14)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   2,177    2,240    2,284    2,218  3,434
--------------------------------------------------------------------------------
Ratio of expenses before expense           .66      .83      .90     .76    .76
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense            .66      .75      .90     .76    .76
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income            1.33      .70      .62     .69    .71
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 98       26       42      52     57
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

*    Amount is less than $.005.

DWS Capital Growth Fund -- Class AARP


 Years Ended September 30,             2005     2004     2003     2002     2001
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $40.61   $37.30   $30.66   $39.74   $73.41
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a        .26      .07      .04     (.03)     (.07
--------------------------------------------------------------------------------
  Net realized and unrealized gain     5.57     3.26     6.60    (9.03)  (25.89)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations     5.83     3.33     6.64    (9.06)  (25.96)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.24)      (.02)     --       --       --
--------------------------------------------------------------------------------
  Net realized gains on investment       --         --     --     (.02)   (7.71)
  transactions
--------------------------------------------------------------------------------
  Total distributions                  (.24)    (.02)      --     (.02)   (7.71)
--------------------------------------------------------------------------------
Redemption fees                         .00***    --       --       --       --
--------------------------------------------------------------------------------
Net asset value, end of period       $46.20   $40.61   $37.30   $30.66   $39.74
--------------------------------------------------------------------------------
Total Return (%)                      14.39     8.93^b  21.66   (22.85)  (38.60)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period               898      922      924      840    1,279
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense        .81      .95      .97      .87      .88
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         .81      .92      .97      .87      .88
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income          .60      .18      .12     (.06)     (.13
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)             19        12       22       13       35
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.


***  Amount is less than $.005.

DWS Capital Growth Fund -- Class S


 Years Ended September 30,              2005     2004    2003     2002     2001^a
----------------------------------------------------------------------------------
Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period  $40.59   $37.31  $30.67   $39.74   $73.41
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b         .22      .04     .04     (.02)    (.08)
----------------------------------------------------------------------------------
  Net realized and unrealized gain      5.56     3.26    6.60    (9.03)  (25.88)
  (loss) on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations      5.78     3.30    6.64    (9.05)  (25.96)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.17)    (.02)     --       --       --
----------------------------------------------------------------------------------
  Net realized gains on investment        --       --      --     (.02)   (7.71)
  transactions
----------------------------------------------------------------------------------
  Total distributions                   (.17)    (.02)     --     (.02)   (7.71)
----------------------------------------------------------------------------------
Redemption fees                          .00***    --      --       --       --
----------------------------------------------------------------------------------
Net asset value, end of period        $46.20   $40.59  $37.31   $30.67   $39.74
----------------------------------------------------------------------------------
Total Return (%)                       14.23     8.90^d 21.65   (22.82)  (38.60)
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period                 96       92     140      128      202
($ millions)
----------------------------------------------------------------------------------
Ratio of expenses before                 .89     1.01     .97      .85^c    .88
expense reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after                  .89     1.00     .97      .85^c    .88
expense reductions (%)
----------------------------------------------------------------------------------
Ratio of net investment income           .52      .10     .12     (.04)    (.16)
(loss) (%)
----------------------------------------------------------------------------------
Portfolio turnover rate (%)               19       12      22       13       35
----------------------------------------------------------------------------------

^a For the period from July 17, 2000 (commencement of operations of Class S shares) to September 30, 2000.

^b   Based on average shares outstanding during the period.

^c The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was .87%.

^d   Total return would have been lower had certain expenses not been reduced.


***  Amount is less than $.005.

DWS Small Cap Core Fund -- Class AARP


 Years Ended September 30,                  2005    2004    2003    2002    2001
----------------------------------------------------------------------------------
Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period      $25.09  $21.57  $16.09  $16.06  $18.32
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^a            (.10)   (.09)   (.01)  (.03)    (.06)
----------------------------------------------------------------------------------
  Net realized and unrealized gain          4.12    4.31    5.49     .06   (2.20)
  (loss) on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations          4.02    4.22    5.48     .03   (2.26)
----------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                             (3.11)   (.70)     --      --      --
----------------------------------------------------------------------------------
Redemption fees                               --***   --      --       --     --
----------------------------------------------------------------------------------
Net asset value, end of period            $26.00  $25.09  $21.57  $16.09  $16.06
----------------------------------------------------------------------------------
Total Return (%)                           16.59   19.70   34.06     .19  (12.34)
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)        66      63      50      37      34
----------------------------------------------------------------------------------
Ratio of expenses (%)                       1.24    1.25    1.21    1.21    1.23
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)   (.37)   (.37)   (.04)   (.17)   (.32)
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                  198     186     164     146      48
----------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

***   Amount is less than $.005.

DWS Small Cap Core Fund -- Class S


 Years Ended September 30,                  2005    2004    2003    2002    2001
----------------------------------------------------------------------------------
Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period      $25.10  $21.56  $16.08  $16.05  $18.30
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^a            (.07)   (.08)   (.01)   (.03)   (.06)
----------------------------------------------------------------------------------
  Net realized and unrealized gain          4.12    4.32    5.49     .06   (2.19)
  (loss) on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations          4.05    4.24    5.48     .03   (2.25)
----------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                             (3.11)   (.70)     --      --      --
----------------------------------------------------------------------------------
Redemption fees                               --***   --      --      --      --
----------------------------------------------------------------------------------
Net asset value, end of period            $26.04  $25.10  $21.56  $16.08  $16.05
----------------------------------------------------------------------------------
Total Return (%)                           16.72   19.80   34.08     .19  (12.30)
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)       101      77      52      41      42
----------------------------------------------------------------------------------
Ratio of expenses (%)                       1.14    1.20    1.21    1.21    1.23
----------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)   (.27)   (.32)   (.04)   (.17)   (.32)
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                  198     186     164     146      48
----------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

***  Amount is less than $.005.

DWS Blue Chip Fund -- Class S

                                                                        2005^a
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $18.44
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         .07
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .59
--------------------------------------------------------------------------------
  Total from investment operations                                       .66
--------------------------------------------------------------------------------
Redemption fees                                                          .00***
--------------------------------------------------------------------------------
Net asset value, end of period                                        $19.10
--------------------------------------------------------------------------------
Total Return (%)                                                        3.58^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.12*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                .49*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              329
--------------------------------------------------------------------------------

^a For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

How to Invest in the Funds


The following pages tell you how to invest in a fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.


If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.

How to Buy, Sell and Exchange Class S Shares


Buying Shares: Use these instructions to invest directly. Make out your check to "DWS Scudder."

================================================================================
First investment                          Additional investments
================================================================================
Regular accounts:                         $50 or more for regular accounts and
                                          IRA accounts
Class S: $2,500 or more
                                          $50 or more with an Automatic
IRA accounts and Automatic                Investment Plan
Investment Plan:

Class S: $1,000 or more
================================================================================
By mail or express mail (see below)

o Fill out and sign an application        Send a DWS Scudder investment slip
                                          or short note that includes:
o Send it to us at the appropriate
  address, along with an investment check o fund and class name

                                          o account number

                                          o check payable to "DWS Scudder"
================================================================================
By wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
By phone

Not available                             o Call 1-800-728-3337 for instructions
================================================================================
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from
  application and include a voided check    a bank checking account, call
                                            1-800-728-3337
================================================================================
Using QuickBuy

Not available                             o Call 1-800-728-3337 to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM), cal
                                            1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
================================================================================
On the Internet

o Go to "funds and prices" at             o Call 1-800-728-3337 to ensure you
  www.dws-scudder.com                       have electronic services

o Print out a prospectus and a new        o Register at www.dws-scudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
================================================================================



--------------------------------------------------------------------------------

Regular mail:
First Investment: DWS Scudder, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: DWS Scudder, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
Class S: $2,500 or more to open a new     Some transactions, including most for
account ($1,000 or more for IRAs)         over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 53
existing accounts
================================================================================
By phone or wire

o Call 1-800-728-3337 for instructions    o Call 1-800-728-3337 for instructions
================================================================================
Using SAIL(TM)

o Call 1-800-343-2890 for instructions    o Call 1-800-343-2890 for instructions
================================================================================
By mail or express mail
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments
                                            from a DWS fund account, call
                                            1-800-728-3337
================================================================================
Using QuickSell

Not available                             o Call 1-800-728-3337 for instructions
================================================================================
On the Internet

o Register at www.dws-scudder.com         o Register at www.dws-scudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================


--------------------------------------------------------------------------------

 To reach us:   Web site: www.dws-scudder.com

                Telephone representative: 1-800-728-3337, M-F, 9 a.m. - 6 p.m.
                EST

                TDD line: 1-800-972-3006, M-F, 9 a.m. - 6 p.m. EST

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.


In either case, keep in mind that the information in this prospectus applies only to the applicable fund's Class AARP and Class S shares. The funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-728-3337.


Policies about transactions


The funds are open for business each day the New York Stock Exchange is open. The funds calculate their share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-728-3337.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

The funds will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws- scudder.com.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to a fund's policies as described in this prospectus and approved by the Board. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The funds may also take trading activity that occurs over longer periods into account if the funds reasonably believe such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Each fund's policies include:


o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How the funds calculate share price.")

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The funds' policies and procedures may be modified or terminated at any time.


Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days (30 days for DWS Small Cap Core Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'. Subject to approval by DeIM or a fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than a fund's policies) and remit the fees to a fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from a fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the funds' investment advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemp-tions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).


The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds' investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.


Automated phone information is available 24 hours a day. You can use your automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.


--------------------------------------------------------------------------------
For Class S shares
--------------------------------------------------------------------------------

Call SAIL(TM), the Shareholder Automated Information Line, at 1-800-343-2890
--------------------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-728-33377.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.


We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided the original guarantee.


Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.


Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price


To calculate net asset value per share, or NAV, each share class of each fund uses the following equation:



         TOTAL ASSETS - TOTAL LIABILITIES
    -------------------------------------------  =  NAV
        TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is also the NAV.


Each fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 15 days (30 days for DWS Small Cap Core
Fund) of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using market quotations or information furnished by a pricing service, where applicable. However, we may use methods approved by each fund's Board, such as a fair valuation model, which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price its shares.


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons


o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law


o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders ($500 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), $2,500 for Class S shareholders ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for Class S retirement accounts; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, or more per month or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time)

o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.


Understanding Distributions and Taxes


Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.


Each fund has a regular schedule for paying out any earnings to shareholders.


DWS Growth & Income Fund intends to pay dividends and distributions to its shareholders in March, June, September and December; long-term and short-term capital gains are paid in December. DWS Capital Growth Fund, DWS Small Cap Core Fund and DWS Blue Chip Fund each intends to pay dividends and distributions to its shareholders annually in December. If necessary, a fund may distribute at other times as needed.


For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


The tax status of a fund's earnings you receive and your own fund transactions, generally depends on their type:

====================================================================
Generally taxed at long-term       Generally taxed at ordinary
capital gain rates:                income rates:
====================================================================

Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by a fund for      securities held by a fund for
  more than one year                 one year or less


o qualified dividend income        o all other taxable income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================


Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income will be eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.


For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after a fund declares the dividend. In tax-advantaged retirement accounts you don't need to worry about this.


Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from a fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in the funds' Statement of Additional Information.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 728-3337 or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including each fund's SAIs, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.





DWS Scudder                  SEC                        Distributor
--------------------------------------------------------------------------------
PO Box 219669                Public Reference Section   DWS Scudder Distributors, Inc.
Kansas City, MO 64121-9669   Washington, D.C.           222 South Riverside Plaza
www.dws-scudder.com          20549-0102                 Chicago, IL 60606-5808
1-800-728-3337               www.sec.gov                1-800-621-1148
                             1-202-942-8090





SEC File Numbers:

DWS Investment Trust                  811-43
DWS Blue Chip Fund                  811-5357

                                                              [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

                                FEBRUARY 1, 2006





                                   PROSPECTUS

                                 ----------------

                               INSTITUTIONAL CLASS





--------------------------------------------------------------------------------




                            DWS Growth & Income Fund
                    (formerly Scudder Growth and Income Fund)

                             DWS Capital Growth Fund
                     (formerly Scudder Capital Growth Fund)

                               DWS Blue Chip Fund
                        (formerly Scudder Blue Chip Fund)




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

Contents


--------------------------------------------------------------------------------

     How the Funds Work                    How to Invest in the Funds


       4  DWS Growth & Income Fund          33  Buying and Selling Institutional
                                                Class Shares
      10  DWS Capital Growth Fund
                                            37  Policies You Should Know
      16  DWS Blue Chip Fund                     About

      22  Other Policies and Secondary      48  Understanding Distributions
          Risks                                 and Taxes

      24  Who Manages and Oversees
          the Funds

      29  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                        |   Institutional Class
                                                        |
                                         ticker symbol  |   SUWIX
                                           fund number  |   550


DWS Growth & Income Fund
(formerly Scudder Growth and Income Fund)
--------------------------------------------------------------------------------


The Fund's Main Investment Strategy


The fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies.


The fund seeks to bring together the top US equity research recommendations of the advisor into a single portfolio. In managing the fund, each of the advisor's US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for the fund by the advisor, as well as the investment parameters of the fund and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the fund's portfolio and suggests appropriate weightings for each stock.

Making adjustments where necessary, the managers buy and sell securities in accordance with the model's, and hence the research analysts', recommendations. In addition to the risk management criteria inherent in the portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable funds, and appropriate benchmarks and peer groups.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a relatively conservative equity fund to provide long-term growth and some current income.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o the fund's risk management strategies could make long-term performance lower than it would have been without these strategies

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Growth & Income Fund


Annual Total Returns (%) as of 12/31 each year -- Institutional Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2003       27.06
2004        9.91

2005        6.06



For the periods included in the bar chart:


Best Quarter: 12.91%, Q2 2003           Worst Quarter: -2.42%, Q3 2004

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
                                                    1 Year      Since Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                                6.06             9.34
--------------------------------------------------------------------------------
  Return after Taxes on Distributions                4.91             8.84
--------------------------------------------------------------------------------
  Return after Taxes on Distributions and            5.14**           7.96
  Sale of Fund Shares
--------------------------------------------------------------------------------
Index (reflects no deductions for fees,              4.91            11.72
expenses or taxes)
--------------------------------------------------------------------------------


Index: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


*     Since August 19, 2002. Index comparison begins on August 31, 2002.

** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.





--------------------------------------------------------------------------------

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than
15 days (as % of redemption proceeds)(1)                               2.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee(2)                                                      0.44%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                                      None
--------------------------------------------------------------------------------
Other Expenses(3)                                                      0.17
--------------------------------------------------------------------------------
Total Annual Operating Expenses(4)                                     0.61
--------------------------------------------------------------------------------

(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

(2) Management fees have been restated to reflect the new fee schedule effective May 2, 2005.

(3) On April 29, 2005, Scudder Focus Value+Growth Fund merged into Scudder Growth and Income Fund. In connection with the merger, certain fees that compose Other Expenses have been renegotiated. Accordingly, the expenses have been restated to reflect the anticipated result of the merger. Actual expenses may be different.

(4) Through May 1, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.58% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.


Based on the costs above, this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Institutional Class          $62          $195           $340          $762
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         ticker symbol  |   Institutional Class
                                                        |
                                           fund number  |   SDGTX
                                                        |   564

DWS Capital Growth Fund
(formerly Scudder Capital Growth Fund)

--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other growth mutual funds. The fund invests at least 65% of total assets in equities, mainly common stocks of US companies. Although the fund can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500r Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000r Growth Index (as of December 31, 2005, the S&P 500 Index and the Russell 1000r Growth Index had median market capitalizations of $11.26 billion and $5.20 billion, respectively). Although the fund may invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. In addition, the fund does not invest in securities issued by tobacco-producing companies.


In choosing stocks, the portfolio managers look for individual companies that have displayed above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

The managers use several strategies in seeking to reduce downside risk, including:

o using analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups and then adjust the portfolio accordingly

o  focusing on high quality companies with reasonable valuations

o  diversifying broadly among companies, industries and sectors

o limiting the majority of the portfolio to no more than 3.5% in any one issuer (other funds may invest 5% or more)

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.


Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.



The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a long-term investment that seeks to lower its share price volatility compared with other growth mutual funds.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.


Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Institutional Class shares have varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


DWS Capital Growth Fund


Annual Total Returns (%) as of 12/31 -- Institutional Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2003       26.45

2004        7.66
2005        8.60



For the periods included in the bar chart:


Best Quarter: 12.52%, Q2 2003            Worst Quarter: -3.31%, Q3 2004

Average Annual Total Returns (%) as of 12/31/2005

--------------------------------------------------------------------------------
                                                1 Year         Since Inception*
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------

  Return before Taxes                            8.60                8.93
--------------------------------------------------------------------------------
  Return after Taxes on Distributions            8.53                8.87
--------------------------------------------------------------------------------
  Return after Taxes on Distributions            5.68                7.70
  and Sale of Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for              4.91               11.72
fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for              5.26               10.49
fees, expenses or taxes)
--------------------------------------------------------------------------------


Index 1: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000r Growth Index consists of those stocks in the Russell 1000 Index that have a greater-than-average growth orientation.


Total returns would have been lower if operating expenses hadn't been reduced.

* Since August 19, 2002. Index comparisons begin August 31, 2002.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.





--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.


The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than                       2.00%
15 days (as % of amount redeemed, if applicable)(1)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee(2)                                                       0.54%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                None
--------------------------------------------------------------------------------
Other Expenses(3)                                                       0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses(4)                                      0.75
--------------------------------------------------------------------------------

(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

(2) Management fees have been restated to reflect the new fee schedule effective March 11, 2005.

(3) On March 11, 2005, Scudder Growth Fund merged into Scudder Capital Growth Fund. In connection with the merger, certain fees that compose Other Expenses have been renegotiated. Accordingly, the expenses have been restated to reflect the anticipated result of the merger. Actual expenses may be different.

(4) Through November 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.72% for the Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of Institutional Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                     1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------

Institutional Class           $77          $240           $417          $930
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        |   Institutional Class
                                                        |
                                         ticker symbol  |   KBCIX
                                           fund number  |   1431
DWS Blue Chip Fund
(formerly Scudder Blue Chip Fund)

--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks growth of capital and of income.


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2005, the S&P 500 Index had a median market capitalization of $11.26 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.


The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see "Secondary risks" for more information).

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on or within a given industry.


Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.



The Main Risks of Investing in the Fund

There are several risk factors that could hurt fund performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund's portfolio will decline in value.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who are interested in a core stock investment.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:


o the managers could be incorrect in their analysis of industries, companies, economic trends, geographical trends or other matters


o  growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Fund's Performance History


While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of two broad-based market indexes (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Blue Chip Fund


Annual Total Returns (%) as of 12/31 each year -- Institutional Class

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1996       28.12
1997       26.49
1998       15.77
1999       26.37
2000       -8.29
2001      -16.45
2002      -22.34
2003       28.99
2004       16.24

2005        7.77



For the periods included in the bar chart:


Best Quarter: 20.06%, Q4 1998           Worst Quarter: -17.95%, Q3 2001

Average Annual Total Returns (%) as of 12/31/2005


--------------------------------------------------------------------------------
                                   1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Institutional Class
--------------------------------------------------------------------------------
  Return before Taxes               7.77            0.95             8.59
--------------------------------------------------------------------------------
  Return after Taxes on             7.65            0.91             7.09
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on             5.21            0.81             6.67
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Index 1 (reflects no                6.27            1.07             9.29
deductions for fees, expenses
or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no                4.91            0.54             9.07
deductions for fees, expenses
or taxes)
--------------------------------------------------------------------------------


Index 1: Russell 1000 Index, an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the United States and whose common stocks are traded there.

Index 2: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


Total returns would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.





--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange fee on shares owned less than                 2.00%
15 days (as % of amount redeemed, if applicable)(1)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------

Management Fee                                                    0.56%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses(2)                                 0.77
--------------------------------------------------------------------------------

(1) This fee is charged on applicable redemptions or exchanges. Please see "Policies about transactions" for further information.

(2) Through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.725% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                         1 Year      3 Years       5 Years      10 Years
--------------------------------------------------------------------------------

Institutional Class              $79          $246         $428          $954
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the 80% investment policy of DWS Blue Chip Fund.


o As a temporary defensive measure, a fund could shift up to 100% of assets into investments such as money market securities or other short-term instruments that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.


o Each fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.


Secondary risks


Derivatives Risk. Although not one of their principal investment strategies, the funds may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund's performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

For more information
This prospectus doesn't tell you about every policy or risk of investing in a fund.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Each fund's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The funds' Statements of Additional Information include a description of each fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

Who Manages and Oversees the Funds


DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor


DeIM is the investment advisor for each fund. Under the supervision of each fund's Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

---------------------------------------------------------------------
Fund Name                                              Fee Paid
---------------------------------------------------------------------

DWS Growth & Income Fund                               0.44%
---------------------------------------------------------------------
DWS Capital Growth Fund                                0.56%
---------------------------------------------------------------------
DWS Blue Chip Fund                                     0.56%
---------------------------------------------------------------------

Each fund's shareholder report for the most recently completed fiscal year (the fiscal year ended September 30, 2005 for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund, and the fiscal year ended October 31, 2005 for DWS Blue Chip Fund) contains a discussion regarding the basis for each Board of Trustees' renewal of each fund's investment management agreement (see "Shareholder reports" on the back cover).

Effective May 2, 2005, DWS Growth & Income Fund pays DeIM a monthly fee at the annual rates shown below:

----------------------------------------------------------------------
Average Daily Net Assets                              Fee Rate
----------------------------------------------------------------------
$0 - $250 million                                      0.450%
----------------------------------------------------------------------
$250 million - $1 billion                              0.445%
-----------------------------------------------------------------------
$1 billion - $2.5 billion                              0.440%
----------------------------------------------------------------------
$2.5 billion - $7.5 billion                            0.430%
----------------------------------------------------------------------
$7.5 billion - $12.5 billion                           0.420%
----------------------------------------------------------------------
$12.5 billion - $17.5 billion                          0.410%
----------------------------------------------------------------------
Over $17.5 billion                                     0.385%
----------------------------------------------------------------------

Effective March 11, 2005, DWS Capital Growth Fund pays DeIM a monthly fee at the annual rates shown below:


----------------------------------------------------------------------
Average Daily Net Assets                              Fee Rate
----------------------------------------------------------------------
$0 - $250 million                                      0.580%
----------------------------------------------------------------------
$250 million - $1 billion                              0.550%
----------------------------------------------------------------------
$1 billion - $2.5 billion                              0.530%
----------------------------------------------------------------------
$2.5 billion - $5 billion                              0.510%
----------------------------------------------------------------------
$5 billion - $7.5 billion                              0.480%
----------------------------------------------------------------------
$7.5 billion - $10 billion                             0.460%
----------------------------------------------------------------------
$10 billion - $12.5 billion                            0.440%
----------------------------------------------------------------------
Over $12.5 billion                                     0.420%
----------------------------------------------------------------------

The portfolio managers


Each fund is managed by a team of investment professionals who each play an important role in the fund's management process. The teams work for the advisor or its affiliates and are supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Blue Chip Fund are each managed by a team of investment professionals who collaborate to implement the fund's investment strategy. DWS Growth & Income Fund's team is led by a lead portfolio manager who is responsible for developing the fund's investment strategy. Each portfolio manager on a team has authority over all aspects of the applicable fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of each fund.


DWS Growth & Income Fund               Gregory Y. Sivin, CFA
                                       Vice President of Deutsche Asset
Theresa Gusman                         Management and Portfolio Manager
Managing Director of Deutsche Asset    of the fund.
Management and Lead Portfolio           o Joined Deutsche Asset Management
Manager of the fund.                      in 2000 and the fund in 2005.
 o Joined Deutsche Asset Management     o Head of the equity portfolio
   in 1995 and the fund in 2005.          analytics team for active equity:
 o Head of Americas Large Cap Core        New York.
   Team and Global Commodities Team:    o Previously, six years of
   New York.                              experience as senior
 o Over 23 years of investment            associate/quantitative analyst of
   industry experience.                   small cap research for Prudential
 o BA, State University of New York       Securities, group
   -- Stony Brook.                        coordinator/research analyst in
                                          the investment banking division
Sal Bruno                                 for Goldman Sachs & Co. and
Director of Deutsche Asset Management     senior actuarial assistant in the
and Portfolio Manager of the fund.        commercial property group for
 o Joined Deutsche Asset Management       Insurance Services Office.
   in 1991 and the fund in 2005.        o BS, State University of New York
 o Portfolio Manager for Large Cap        --  Stony Brook.
   Core Equity: New York.
 o BS, Cornell University; MBA, New
   York University, Stern School of
   Business.

DWS Capital Growth Fund                   DWS Blue Chip Fund

Julie M. Van Cleave, CFA                   Robert Wang
Managing Director of Deutsche Asset        Managing Director of Deutsche Asset
Management and Portfolio Manager           Management and Portfolio Manager of
of the fund. the fund.                      o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management           in 1995 as portfolio manager for
   and the fund in 2002.                      asset allocation after 13 years
 o Head of Large Cap Growth.                  of experience of trading fixed
 o Previous experience includes 19            income and derivative securities
   years of investment industry               at J.P. Morgan.
   experience at Mason Street               o Senior portfolio manager for
   Advisors, most recently serving            Multi Asset Class Quantitative
   as Managing Director and team              Strategies: New York.
   leader for the large cap                 o Joined the fund in 2003.
   investment team.                         o BS, The Wharton School,
 o BBA, MBA, University of Wisconsin          University of Pennsylvania.
   -- Madison.
                                           Jin Chen, CFA
Jack A. Zehner                             Director of Deutsche Asset Management
Director of Deutsche Asset Management      and Portfolio Manager of the fund.
and Portfolio Manager of the fund.          o Senior portfolio manager for
 o Joined Deutsche Asset Management           Global Strategies: New York.
   and the fund in 2002.                    o Joined Deutsche Asset Management
 o Previous experience includes nine          in 1999; prior to that, served as
   years of investment industry               portfolio manager for Absolute
   experience at Mason Street                 Return Strategies and as a
   Advisors where he served most              fundamental equity analyst and
   recently as Director --                    portfolio manager for Thomas
   Common Stock.                              White Asset Management.
 o BBA, University of Wisconsin --          o Joined the fund in 2005.
   Whitewater; MBA, Marquette               o BS, Nanjing University; MS,
   University.                                Michigan State University.

Thomas J. Schmid, CFA                      Julie Abbett
Director of Deutsche Asset Management      Director of Deutsche Asset Management
and Portfolio Manager of the fund.         and Portfolio Manager of the fund.
 o Joined Deutsche Asset Management         o Senior portfolio manager for
   and the fund in 2002.                      Global Quantitative Equity: New
 o Previous experience includes 16            York.
   years of investment industry             o Joined Deutsche Asset Management
   experience, most recently serving          in 2000 after four years of
   as Director -- Common Stock at             combined experience as a
   Mason Street Advisors.                     consultant with equity trading
 o BBA, University of Wisconsin --            services for BARRA, Inc. and a
   Madison; MBA, University of                product developer for FactSet
   Chicago.                                   Research.
                                            o Joined the fund in 2005. o BA,
                                              University of Connecticut.


The funds' Statement of Additional Information provides additional information about the portfolio managers' investments in a fund, a description of their compensation structure and information regarding other accounts they manage.

Regulatory and litigation matters


Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments (now known as DWS Scudder). The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the funds would have earned (or lost), assuming all dividends and distributions were reinvested. The information for DWS Growth & Income Fund and DWS Capital Growth Fund has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and the information for DWS Blue Chip Fund has been audited by Ernst & Young LLP, independent registered public accounting firm; whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

DWS Growth & Income Fund -- Institutional Class


Years Ended September 30,                 2005      2004       2003      2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $20.18    $18.15     $15.17    $17.61
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b           .30       .16        .13       .02
--------------------------------------------------------------------------------
  Net realized and unrealized gain        2.38      2.01       2.97     (2.42)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations        2.68      2.17       3.10     (2.40)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.33)     (.14)      (.12)     (.04)
--------------------------------------------------------------------------------
Redemption fees                            .00***     --         --        --
--------------------------------------------------------------------------------
Net asset value, end of period          $22.53    $20.18     $18.15    $15.17
--------------------------------------------------------------------------------
Total Return (%)                         13.35     11.98      20.50    (13.64)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      53        38         35      .001
--------------------------------------------------------------------------------
Ratio of expenses (%)                      .58       .65        .73       .73*
--------------------------------------------------------------------------------
Ratio of net investment income (loss)     1.41       .80        .79       .95*
(%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 98        26         42        52
--------------------------------------------------------------------------------

^a For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to September 30, 2002.

^b    Based on average shares outstanding during the period.

*     Annualized.

**    Not annualized.

***   Amount is less than $.005.

DWS Capital Growth Fund -- Institutional Class



Years Ended September 30,                     2005      2004    2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period        $40.64    $37.32  $30.66   $35.71
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b               .31       .12     .08     (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on  5.57      3.27    6.58    (5.04)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations            5.88      3.39    6.66    (5.05)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                       (.29)     (.07)     --       --
--------------------------------------------------------------------------------
Redemption fees                                .00***     --      --       --
--------------------------------------------------------------------------------
Net asset value, end of period              $46.23    $40.64  $37.32   $30.66
--------------------------------------------------------------------------------
Total Return (%)                             14.53^c    9.08   21.72   (14.14)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)          20        17    .565     .858
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions    .70       .84     .85      .85*
(%)
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%) .70       .84     .85      .85*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      .71       .26     .24     (.05)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                     19        12      22       13
--------------------------------------------------------------------------------

^a For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to September 30, 2002.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

***   Amount is less than $.005.

DWS Blue Chip Fund -- Institutional Class


Years Ended October 31,                  2005     2004     2003    2002   2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period   $17.90   $15.70   $13.25  $15.36 $22.11
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a          .17      .12      .11     .09    .07
--------------------------------------------------------------------------------
  Net realized and unrealized gain       1.80     2.08     2.34   (2.20) (6.22)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       1.97     2.20     2.45   (2.11) (6.15)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.14)      --       --      --     --
--------------------------------------------------------------------------------
  Net realized gains on investment         --       --       --      --   (.60)
  transactions
--------------------------------------------------------------------------------
  Total distributions                    (.14)      --       --      --   (.60)
--------------------------------------------------------------------------------
Redemption fees                           .00***    --       --      --     --
--------------------------------------------------------------------------------
Net asset value, end of period         $19.73   $17.90   $15.70  $13.25 $15.36
--------------------------------------------------------------------------------
Total Return (%)                        11.04^b  14.01^b  18.49  (13.74)(28.34)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)     73       50       .2       3      6
--------------------------------------------------------------------------------
Ratio of expenses before expense          .77      .74      .72     .66    .70^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense           .73      .74      .72     .66    .70^c
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income            .95      .81      .81     .64    .39
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               329      222      185     143    124
--------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total return would have been lower had certain expenses not been reduced.

^c The ratios of operating expenses excluding costs incurred with a fund complex reorganization before and after expense reductions were .69% and .69%, respectively.

***   Amount is less than $.005.

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Buying and Selling Institutional Class Shares


You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order. The funds' advisor or administrator or their affiliates may provide compensation to service agents for distribution, administrative and promotional services.

You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to DWS Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if a fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of a fund's shareholders.


Eligibility requirements

You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.


o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in a fund.

Investment minimums

Your initial investment must be at least $1,000,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum eligibility requirement.


o Investment advisory affiliates of Deutsche Bank Securities, Inc. or DWS funds purchasing shares for the accounts of their investment advisory clients.


o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.


o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.


The funds and their service providers reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to contact the Transfer Agent


-------------------------------------------------------------------
By Phone:          (800) 730-1313
-------------------------------------------------------------------
First Investments  DWS Scudder Investments Service Company
By Mail:           P.O. Box 219356
                   Kansas City, MO 64121-9356
-------------------------------------------------------------------
Additional         DWS Scudder Investments Service Company
Investments By     P.O. Box 219154
Mail:              Kansas City, MO 64121-9154
-------------------------------------------------------------------
By Overnight Mail: DWS Scudder Investments Service Company
                   210 W. 10th Street
                   Kansas City, MO 64105-1614
-------------------------------------------------------------------

You can reach InvestorACCESS, the automated information line, 24 hours a day, 7 days a week by calling (800) 972-3060.

How to open your fund account

-------------------------------------------------------------------
Mail: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the transfer agent.) Mail the completed
                   application along with a check payable to the fund you have selected to the transfer agent. The addresses are shown under "How to contact the transfer agent." Be sure to include the fund number. (For fund numbers see below.)
-------------------------------------------------------------------
Wire:              Call the transfer agent to set up a wire
                   account.
-------------------------------------------------------------------

Fund Name          DWS Growth & Income Fund -- Institutional Class
and Fund Number:   -- 550; DWS Capital Growth Fund -- Institutional
                   Class -- 564; DWS Blue Chip Fund -- Institutional
                   Class -- 1431.
-------------------------------------------------------------------


Please note that your account cannot become activated until we receive a completed application.

How to buy and sell shares

MAIL:


Buying: Send your check, payable to the fund you have selected, to the transfer agent. The addresses are shown above under "How to contact the transfer agent." Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) worth of shares in your account to keep it open. Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:


Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at
(800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase.

-------------------------------------------------------------------
Bank Name:         State Street Kansas City
-------------------------------------------------------------------
Routing No:        101003621
-------------------------------------------------------------------
Attn:              DWS Scudder
-------------------------------------------------------------------
DDA No:            751-069-1
-------------------------------------------------------------------
FBO:               (Account name)
                   (Account number)
-------------------------------------------------------------------
Credit:            DWS Growth & Income Fund -- Institutional Class
                   -- 550; DWS Capital Growth Fund -- Institutional
                   Class -- 564; DWS Blue Chip Fund --
                   Institutional Class -- 1431
-------------------------------------------------------------------


Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after a fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The funds and their service agents reserve the right to waive the minimum from time to time at their discretion. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.

TELEPHONE TRANSACTIONS:


You may place orders to buy and sell over the phone by calling your service agent or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000 or by wire (minimum $1,000); or (2) exchange the shares for Institutional shares of another DWS fund by calling Shareholder Services.


You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.


Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.


In either case, keep in mind that the information in this prospectus applies only to each fund's Institutional Class shares. The funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.

Policies about transactions


The funds are open for business each day the New York Stock Exchange is open. The funds calculate their share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the funds, then we may reject your application and order.


The funds will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the funds' long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds' portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage").

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to a fund's policies as described in this prospectus and approved by the Board. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The funds may also take trading activity that occurs over longer periods into account if the funds reasonably believe such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund's policies include:


o a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

o each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

o each fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How the funds calculate share price.")


When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds' long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The funds' policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds'. Subject to approval by DeIM or a fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than a fund's policies) and remit the fees to a fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from a fund's policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the funds' investment advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds' investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

InvestorACCESS, the automated information line, is available 24 hours a day by calling (800) 972-3060. You can use InvestorACCESS to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at
(800) 730-1313 at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer:

when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


Account Statements: We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


How the funds calculate share price


To calculate net asset value per share, or NAV, each fund uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
            --------------------------------------------  = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is also the NAV.


Each fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions -- Redemption fees" for further information.

We typically value securities using market quotations or information furnished by a pricing service, where appropriate. However, we may use methods approved by each fund's Board, such as a fair valuation model, which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market Timing Policies and Procedures.")

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.


Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason other than a change in market value


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimum at any time)


o suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes


Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders.

DWS Growth & Income Fund intends to pay dividends and distributions to its shareholders in March, June, September and December. Long-term and short-term capital gains are paid in December. DWS Capital Growth Fund and DWS Blue Chip Fund each intend to pay dividends and distributions to shareholders annually in December. If necessary, a fund may distribute at other times as needed.

For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV) all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:


----------------------------------------------------------------------
Generally taxed at long-term        Generally taxed at ordinary
capital gain rates:                 income rates:
----------------------------------------------------------------------
Distributions from a fund

o gains from the sale of            o gains from the sale of
  securities held by a fund for       securities held by a fund for
  more than one year                  one year or less

o qualified dividend income         o all other taxable income
----------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares    o gains from selling fund shares
  held for more than one year         held for one year or less
----------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of a fund's distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a fund as derived from qualified dividend income will be eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after a fund declares the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from a fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in the funds' Statement of Additional Information.

Notes
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








To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns and its financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


DWS Scudder                  SEC                        Distributor
-------------------------------------------------------------------------------------
222 South Riverside Plaza    Public Reference Section   DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808       Washington, D.C.           222 South Riverside Plaza
www.dws-scudder.com          20549-0102                 Chicago, IL 60606-5808
(800) 730-1313               www.sec.gov                (800) 621-1148
                             (202) 942-8090



SEC File Numbers:

DWS Investment Trust         811-43

DWS Blue Chip Fund         811-5357




                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

Supplement to the currently effective statements of additional information of each of the funds listed below:

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The Trusts/Corporations that the funds are organized under will also be renamed DWS.

The new Trust/Corporation and fund names will be as follows:

                                                                    New Trust/Corporation Name / New Fund Name,
Current Trust/Corporation Name / Current Fund Name                           effective February 6, 2006
--------------------------------------------------                           --------------------------

Global/International Fund, Inc.                                 DWS Global/International Fund, Inc.
    Scudder Emerging Markets Income Fund                              DWS Emerging Markets Fixed Income Fund
    Scudder Global Bond Fund                                          DWS Global Bond Fund
    Scudder Global Discovery Fund                                     DWS Global Opportunities Fund
    Scudder Global Fund                                               DWS Global Thematic Fund
Investment Trust                                                DWS Investment Trust
    Scudder Capital Growth Fund                                       DWS Capital Growth Fund
    Scudder Growth and Income Fund                                    DWS Growth & Income Fund
    Scudder Large Company Growth Fund                                 DWS Large Company Growth Fund
    Scudder S&P 500 Index Fund                                        DWS S&P 500 Index Fund
    Scudder Small Company Stock Fund                                  DWS Small Cap Core Fund
Scudder Advisor Funds                                           DWS Advisor Funds
    Scudder International Equity Fund                                 DWS International Equity Fund
    Scudder Limited-Duration Plus Fund                                DWS Short Duration Plus Fund
    Scudder Mid Cap Growth Fund                                       DWS Mid Cap Growth Fund
    Scudder Small Cap Growth Fund                                     DWS Small Cap Growth Fund
Scudder Advisor Funds II                                        DWS Advisor Funds II
    Scudder EAFE Equity Index Fund                                    DWS EAFE Equity Index Fund
    Scudder U.S. Bond Index Fund                                      DWS U.S. Bond Index Fund
Scudder Advisor Funds III                                       DWS Advisor Funds III
    Scudder Lifecycle Long Range Fund                                 DWS Lifecycle Long Range Fund
Scudder Blue Chip Fund                                          DWS Blue Chip Fund
Scudder Cash Investment Trust                                   DWS Cash Investment Trust
Scudder Equity Trust                                            DWS Equity Trust
    Scudder-Dreman Financial Services Fund                            DWS Dreman Financial Services Fund
Scudder Flag Investors Communications Fund, Inc.                DWS Communications Fund
Scudder Flag Investors Equity Partners Fund, Inc.               DWS Equity Partners Fund
Scudder Flag Investors Value Builder Fund, Inc.                 DWS Value Builder Fund
Scudder Funds Trust                                             DWS Funds Trust
    Scudder Short Term Bond Fund                                      DWS Short Term Bond Fund
Scudder High Income Series                                      DWS High Income Series
    Scudder High Income Fund                                          DWS High Income Fund
Scudder Income Trust                                            DWS Income Trust
    Scudder GNMA Fund                                                 DWS GNMA Fund
Scudder Institutional Funds                                     DWS Institutional Funds
Scudder Equity 500 Index Fund                                   DWS Equity 500 Index Fund
Scudder International Equity Fund Institutional                 DWS International Equity Fund Institutional
Scudder Commodity Securities Fund                               DWS Commodity Securities Fund
Scudder Inflation Protected Plus Fund                           DWS Inflation Protected Plus Fund
Scudder International Fund, Inc.                                DWS International Fund, Inc.
    Scudder Emerging Markets Fund                                     DWS Emerging Markets Equity Fund
    Scudder Greater Europe Fund                                       DWS Europe Equity Fund
    Scudder International Fund                                        DWS International Fund
    Scudder Latin America Fund                                        DWS Latin America Equity Fund
    Scudder Pacific Opportunities Fund                                DWS Pacific Opportunities Equity Fund
Scudder Investors Funds, Inc.                                   DWS Investors Funds, Inc.
    Scudder Japanese Equity Fund                                      DWS Japan Equity Fund





Scudder MG Investments Trust                                    DWS Investments Trust
    Scudder Fixed Income Fund                                         DWS Core Fixed Income Fund
    Scudder High Income Plus Fund                                     DWS High Income Plus Fund
    Scudder International Select Equity Fund                          DWS International Select Equity Fund
    Scudder Micro Cap Fund                                            DWS Micro Cap Fund
    Scudder Short Duration Fund                                       DWS Short Duration Fund
    Scudder Short-Term Municipal Bond Fund                            DWS Short-Term Municipal Bond Fund
Scudder Money Funds                                             DWS Money Funds
    Scudder Government & Agency Money Fund                            DWS Government & Agency Money Fund
    Scudder Money Market Fund                                         DWS Money Market Fund
    Scudder Tax-Exempt Money Fund                                     DWS Tax-Exempt Money Fund
Scudder Money Market Trust                                      DWS Money Market Trust
    Scudder Money Market Series                                       DWS Money Market Series
Scudder Municipal Trust                                         DWS Municipal Trust
    Scudder High Yield Tax Free Fund                                  DWS High Yield Tax Free Fund
    Scudder Managed Municipal Bond Fund                               DWS Managed Municipal Bond Fund
Scudder Mutual Funds, Inc.                                      DWS Mutual Funds, Inc.
    Scudder Gold and Precious Metals Fund                             DWS Gold & Precious Metals Fund
Scudder Pathway Series                                          DWS Allocation Series
    Pathway Conservative Portfolio                                    DWS Conservative Allocation Fund
    Pathway Growth Plus Portfolio                                     DWS Growth Plus Allocation Fund
    Pathway Growth Portfolio                                          DWS Growth Allocation Fund
    Pathway Moderate Portfolio                                        DWS Moderate Allocation Fund
Scudder Portfolio Trust                                         DWS Portfolio Trust
    Scudder Income Fund                                               DWS Core Plus Income Fund
Scudder RREEF Securities Trust                                  DWS RREEF Securities Trust
    Scudder RREEF Real Estate Securities Fund                         DWS RREEF Real Estate Securities Fund
Scudder Securities Trust                                        DWS Securities Trust
    Scudder Health Care Fund                                          DWS Health Care Fund
    Scudder Small Company Value Fund                                  DWS Small Cap Value Fund
Scudder State Tax-Free Income Series                            DWS State Tax-Free Income Series
    Scudder California Tax-Free Income Fund                           DWS California Tax-Free Income Fund
    Scudder New York Tax-Free Income Fund                             DWS New York Tax-Free Income Fund
Scudder State Tax-Free Trust                                    DWS State Tax Free Trust
    Scudder Massachusetts Tax-Free Fund                               DWS Massachusetts Tax-Free Fund
Scudder Strategic Income Fund                                   DWS Strategic Income Fund
Scudder Target Fund                                             DWS Target Fund
    Scudder Retirement Fund Series - VI                               DWS Target 2006 Fund
    Scudder Retirement Fund Series - VII                              DWS Target 2008 Fund
    Scudder Target 2010 Fund                                          DWS Target 2010 Fund
    Scudder Target 2011 Fund                                          DWS Target 2011 Fund
    Scudder Target 2012 Fund                                          DWS Target 2012 Fund
    Scudder Target 2013 Fund                                          DWS Target 2013 Fund
    Scudder Target 2014 Fund                                          DWS Target 2014 Fund
Scudder Tax Free Money Fund                                     DWS Tax Free Money Fund
Scudder Tax Free Trust                                          DWS Tax Free Trust
    Scudder Intermediate Tax/AMT Free Fund                            DWS Intermediate Tax/AMT Free Fund
Scudder Technology Fund                                         DWS Technology Fund
Scudder Total Return Fund                                       DWS Balanced Fund
Scudder U.S. Government Securities Fund                         DWS U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund                                DWS U.S. Treasury Money Fund
Scudder Value Series, Inc.                                      DWS Value Series, Inc.
    Scudder Large Cap Value Fund                                      DWS Large Cap Value Fund
    Scudder-Dreman Concentrated Value Fund                            DWS Dreman Concentrated Value Fund
    Scudder-Dreman High Return Equity Fund                            DWS Dreman High Return Equity Fund
    Scudder-Dreman Mid Cap Value Fund                                 DWS Dreman Mid Cap Value Fund


    Scudder-Dreman Small Cap Value Fund                               DWS Dreman Small Cap Value Fund
Value Equity Trust                                              DWS Value Equity Trust
    Scudder Select 500 Fund                                           DWS Enhanced S&P 500 Index Fund
    Scudder Tax Advantaged Dividend Fund                              DWS Equity Income Fund

Also effective February 6, 2006, the Scudder service providers to the funds will change their names. The new service provider names will be as follows:

Current Name                                                    New Name, effective February 6, 2006
-------------                                                   ------------------------------------

    Scudder Distributors, Inc.                                        DWS Scudder Distributors, Inc.
    Scudder Fund Accounting Corporation                               DWS Scudder Fund Accounting Corporation
    Scudder Investments Service Company                               DWS Scudder Investments Service Company
    Scudder Service Corporation                                       DWS Scudder Service Corporation
    Scudder Trust Company                                             DWS Trust Company

















               Please Retain this Supplement for Future Reference





January 23, 2006

                              DWS INVESTMENT TRUST

                            DWS Growth & Income Fund
                    (formerly Scudder Growth and Income Fund)
          (Class A, Class B, Class C, Class R and Institutional Class)

                             DWS Capital Growth Fund
                     (formerly Scudder Capital Growth Fund)
          (Class A, Class B, Class C, Class R and Institutional Class)

                             DWS Small Cap Core Fund
                   (formerly Scudder Small Company Stock Fund)
                         (Class A, Class B and Class C)


                               DWS BLUE CHIP FUND

                               DWS Blue Chip Fund
                        (formerly Scudder Blue Chip Fund)
               (Class A, Class B, Class C and Institutional Class)


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2006


This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses, dated February 1, 2006, for DWS Growth & Income Fund, DWS Capital Growth Fund and Scudder DWS Small Cap Core Fund, each a series of DWS Investment Trust, and for DWS Blue Chip Fund (each a "Fund" and collectively the "Funds"), as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148 or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders, dated September 30, 2005 for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund, and dated October 31, 2005 for DWS Blue Chip Fund, accompany this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the corresponding prospectuses for each class of shares of each Fund noted above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................2

INVESTMENT POLICIES AND TECHNIQUES.............................................4
   Investment Techniques.......................................................5
   Portfolio Holdings.........................................................23

MANAGEMENT OF THE FUNDS.......................................................24
   Investment Advisor.........................................................24
   Compensation of Portfolio Managers.........................................27
   Fund Ownership of Portfolio Managers.......................................28
   Administrative Agreement...................................................31

FUND SERVICE PROVIDERS........................................................32
   Independent Registered Public Accounting Firms.............................38
   Legal Counsel..............................................................39
   Fund Accounting Agent......................................................39
   Custodian, Transfer Agent and Shareholder Service Agent....................39

PORTFOLIO TRANSACTIONS........................................................41

PURCHASE AND REDEMPTION OF SHARES.............................................45

DIVIDENDS.....................................................................55

TAXES.........................................................................57

NET ASSET VALUE...............................................................62

TRUSTEES AND OFFICERS.........................................................64

TRUST ORGANIZATION............................................................79

PROXY VOTING GUIDELINES.......................................................81

FINANCIAL STATEMENTS..........................................................83

ADDITIONAL INFORMATION........................................................83

APPENDIX......................................................................85

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment company. A diversified Fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than US government securities or securities of investment companies) or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) purchase physical commodities or contracts relating to physical commodities; or

(7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.


Each Fund's Board of Trustees has voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. Nonfundamental policies may be changed by a Board without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently may not:

(1) borrow money in an amount greater than 5% of its total assets (1/3 of total assets for DWS Blue Chip Fund) except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(2) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
      (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7) lend portfolio securities in an amount greater than 33 1/3% of its total assets;


(8) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act; or

(9)   invest more than 15% of net assets in illiquid securities.

A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

To meet federal tax requirements for qualification as a regulated investment company, each Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the US Government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than US government securities or securities of investment companies).

DWS Small Cap Core Fund may invest up to 20% of its assets in US Treasury, agency and instrumentality obligations.

DWS Blue Chip Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities ("Government Securities"), domestic repurchase agreements, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.


Master/Feeder Fund Structure. Each Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.


A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds while preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES


General Investment Objectives and Policies

DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund are each a diversified series of DWS Investment Trust; DWS Blue Chip Fund (each a "Trust," collectively the "Trusts") is a diversified fund. Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value; and each Fund is a company of the type commonly known as a mutual fund. DWS Growth & Income Fund and DWS Capital Growth Fund each offer the following classes of shares: Class AARP, Class S, Class A, Class B, Class C, Class R and Institutional Class shares. DWS Small Cap Core Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B and Class
C. DWS Blue Chip Fund offers the following classes of shares: Class S, Class A, Class B, Class C and Institutional Class. Each class has its own important features and policies. Class AARP and Class S shares are offered in a separate Statement of Additional Information.

Investment Techniques


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor") in its discretion might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

Advance Refunded Bonds. A Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A Fund may also purchase municipal securities that have been refunded prior to purchase by a Fund.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.


Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a Fund's Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing relative exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve a Fund's objective of long-term capital appreciation, a Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A Fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.


Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company and which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealers (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A Fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging a Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund's use of the cash that they receive from a dollar roll will provide a return that exceeds borrowing costs.


Eurodollar Instruments. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of a Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund's investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.


Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Because investments in foreign securities will usually involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to a dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Strategic Transactions and Derivatives" below.)


High Yield/High Risk Bonds. DWS Small Cap Core Fund may purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

DWS Small Cap Core Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.


Each Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.


A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as a Fund's assets increase (and thus have a more limited effect on a Fund's performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission ("SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with a Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Funds will comply with their respective nonfundamental policy on borrowing.

Investment-Grade Bonds. A Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.


Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.


Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.


Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a Fund's participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.


Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


Real Estate Investment Trusts ("REITs"). A Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.


Warrants. A Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered to be speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holders of the underlying US Government securities. A Fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered to be US Government securities for the purpose of determining if a Fund is "diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.


When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


Each Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, a Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary or the futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.


A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or Funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.


Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those described above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.


Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Portfolio Holdings

Each Fund's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to at least three months). A Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.

A Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if a Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Fund's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to a Fund's Trustees.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of a Funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.


                             MANAGEMENT OF THE FUNDS

Investment Advisor


On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, , with headquarters at 345 Park Avenue, New York, New York, DeIM makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by each Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to investment management agreements (the "Agreements") with the Funds, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Funds are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that each Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Revised Agreements, dated May 2, 2005 for DWS Growth & Income Fund and dated March 11, 2005 for DWS Capital Growth Fund, were approved by the Funds' Board of Trustees on December 13, 2004 and re-approved on September 28, 2005. Current Agreements, dated April 5, 2002 for DWS Small Cap Core Fund and DWS Blue Chip Fund, were last approved by each Fund's Board of Trustees on September 28, 2005 and September 23, 2005, respectively. The Agreements will continue in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or a Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of a Trust's Trustees or of a majority of the outstanding voting securities of a Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Boards of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.


Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under each investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.


Effective May 2, 2005, DWS Growth & Income Fund pays DeIM a monthly fee at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------

$0 - $250 million                                                      0.450%
$250 million - $1 billion                                              0.445%
$1 billion - $2.5 billion                                              0.440%
$2.5 billion - $7.5 billion                                            0.430%
$7.5 billion - $12.5 billion                                           0.420%
$12.5 billion - $17.5 billion                                          0.410%
Over $17.5 billion                                                     0.385%

Effective March 11, 2005, DWS Capital Growth Fund pays DeIM a monthly fee at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------

$0 - $250 million                                                      0.580%
$250 million - $1 billion                                              0.550%
$1 billion - $2.5 billion                                              0.530%
$2.5 billion - $5 billion                                              0.510%
$5 billion - $7.5 billion                                              0.480%
$7.5 billion - $10 billion                                             0.460%
$10 billion - $12.5 billion                                            0.440%
Over $12.5 billion                                                     0.420%

DWS Small Cap Core Fund pays the Advisor an investment management fee at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------

$0 - $500 million                                                      0.750%
$500 million - $1 billion                                              0.700%
Over $1 billion                                                         0.650%

DWS Blue Chip Fund pays the Advisor an investment management fee at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------


$0 - $250 million                                                      0.580%
$250 million - $1 billion                                              0.550%
$1 billion - $2.5 billion                                              0.530%
$2.5 billion - $5 billion                                              0.510%
$5 billion - $7.5 billion                                              0.480%
$7.5 billion - $10 billion                                             0.460%
$10 billion - $12.5 billion                                            0.440%
Over $12.5 billion                                                     0.420%


The fees are payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of a Fund and unpaid.

The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund                              Fiscal 2005      Fiscal 2004     Fiscal 2003
----                              -----------      -----------     -----------

DWS Growth & Income Fund           $22,061,612     $23,179,594     $21,374,440
DWS Capital Growth Fund             $9,126,992      $7,291,471      $6,773,635
DWS Small Cap Core Fund             $1,301,094      $1,079,479        $668,279
DWS Blue Chip Fund                  $3,638,232      $3,327,980      $2,993,327

The Agreements for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Blue Chip Fund identify the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together the "Scudder Marks"). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Scudder Investments and its affiliates to the Scudder Mutual Funds.

Compensation of Portfolio Managers

Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder's performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in the Funds as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                  Name of              Dollar Range of        Dollar Range of All
Name of Fund                                 Portfolio Manager        Fund Shares Owned      DWS Fund Shares Owned
------------                                 -----------------        -----------------      ---------------------

DWS Growth & Income Fund                   Theresa Gusman                     $0               $100,001-$500,000
                                           Sal Bruno                          $0               $100,001-$500,000
                                           Gregory Y. Sivin                   $0               $50,001-$100,000

DWS Capital Growth Fund                    Julie M. Van Cleave         Over $1,000,000          Over $1,000,000
                                           Jack A. Zehner                 $1-$10,000            $10,001-$50,000
                                           Thomas J. Schmid            $50,001-$100,000        $100,001-$500,000

DWS Small Cap Core Fund                    Robert Wang                        $0              $500,001-$1,000,000
                                           Jin Chen                           $0               $50,001-$100,000
                                           Julie Abbet                        $0                $10,001-$50,000

DWS Blue Chip Fund                         Robert Wang                        $0              $500,001-$1,000,000
                                           Jin Chen                           $0               $50,001-$100,000
                                           Julie Abbet                        $0                $10,001-$50,000

Conflicts of Interest

In addition to managing the assets of a Fund, the Funds' portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Fund's most recent fiscal year end. Other SEC Registered Investment Companies Managed:

                                                                               Number of
                                                                              Investment
                                        Number of     Total Assets of           Company          Total Assets of
                         Name of       Registered        Registered          Accounts with         Performance-
                        Portfolio      Investment        Investment          Performance-           Based Fee
Name of Fund             Manager        Companies        Companies             Based Fee             Accounts
------------             -------        ---------        ---------             ---------             --------

DWS Growth & Income   Theresa
Fund                  Gusman               12          $1,031,703,274              0                    $0
                      Sal Bruno             8           $432,148,913               0                    $0
                      Gregory Y.
                      Sivin                 8           $432,148,913               0                    $0

DWS Capital Growth    Julie M. Van
Fund                  Cleave               13          $2,281,570,901              0                    $0
                      Jack A. Zehner        4          $2,281,570,901              0                    $0
                      Thomas J.
                      Schmid                4          $2,281,570,901              0                    $0

DWS Small Cap Core    Robert Wang          24          $3,214,203,547              0                    $0
Fund                  Jin Chen              9          $2,053,665,532              0                    $0
                      Julie Abbet           9          $2,053,665,532              0                    $0

DWS Blue Chip Fund     Robert Wang         26          $2,544,317,545              0                    $0
                       Jin Chen             8          $1,369,504,606              0                    $0
                       Julie Abbet          8          $1,369,504,606              0                    $0

Other Pooled Investment Vehicles Managed:

                                                                           Number of Pooled
                                        Number of     Total Assets of     Investment Vehicle     Total Assets of
                         Name of         Pooled            Pooled            Accounts with         Performance-
                        Portfolio      Investment        Investment          Performance-           Based Fee
Name of Fund             Manager        Vehicles          Vehicles             Based Fee             Accounts
------------             -------        --------          --------             ---------             --------

DWS Growth & Income   Theresa Gusman        0                $0                    0                    $0
Fund                  Sal Bruno             0                $0                    0                    $0
                      Gregory Y.
                      Sivin                 0                $0                    0                    $0

DWS Capital Growth    Julie M. Van
Fund                  Cleave                3           $23,406,030                0                    $0
                      Jack A. Zehner        2           $23,406,030                0                    $0
                      Thomas J.
                      Schmid                2           $23,406,030                0                    $0

DWS Small Cap Core    Robert Wang           8           $310,907,011               0                    $0
Fund                  Jin Chen              4           $66,861,035                0                    $0
                      Julie Abbet           4           $66,861,035                0                    $0

DWS Blue Chip Fund    Robert Wang           6           $243,775,629               0                    $0
                      Jin Chen              4           $64,660,719                0                    $0
                      Julie Abbet           4           $64,660,719                0                    $0

Other Accounts Managed:

                                                                            Number of Other      Total Assets of
                         Name of        Number of     Total Assets of        Accounts with         Performance-
Name of                 Portfolio         Other            Other             Performance-           Based Fee
Fund                     Manager        Accounts          Accounts             Based Fee             Accounts
----                     -------        --------          --------             ---------             --------

DWS Growth & Income   Theresa Gusman        2           $34,590,392                0                    $0
Fund                  Sal Bruno             0                $0                    0                    $0
                      Gregory Y.
                      Sivin                 0                $0                    0                    $0

DWS Capital Growth    Julie M. Van
Fund                  Cleave               16          $1,362,303,811              0                    $0
                      Jack A. Zehner       15          $1,362,303,811              0                    $0
                      Thomas J.
                      Schmid               15          $1,362,303,811              0                    $0

DWS Small Cap Core    Robert Wang          42          $5,931,819,912              0                    $0
                      Jin Chen              6           $778,238,145               0                    $0
                      Julie Abbet           6           $778,238,145               0                    $0

DWS Blue Chip Fund    Robert Wang          28          $4,517,178,065              0                    $0
                      Jin Chen              6           $731,829,723               0                    $0
                      Julie Abbet           6           $731,829,723               0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor, including other client accounts managed by a Fund's portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to each Fund's Board.


AMA InvestmentLink(SM) Program


Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in DWS funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.


Codes of Ethics


The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

Effective December 29, 2000 for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund, and effective July 1, 2001 for DWS Blue Chip Fund, each Fund operated under an administrative services agreement with the Advisor (each an "Administrative Agreement") pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee"), of 0.50% for Class A, 0.52% for Class B, 0.51% for Class C, 0.28% for Institutional Class shares of DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund; and 0.43% for Class A, 0.45% for Class B, 0.44% for Class C and 0.16 % for Institutional Class shares of DWS Blue Chip Fund, of the average daily net assets of the applicable class.

The Administrative Agreements for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund were terminated effective March 31, 2004, and effective April 1, 2004, the Funds directly bear the cost of those expenses formerly covered under the Administrative Agreement. Without the Administrative Agreement, fees paid by each class of shares for administrative services formerly paid and provided pursuant to the Administrative Agreement may be higher.

The Administrative Agreement for DWS Blue Chip Fund was terminated effective September 30, 2003. The Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement. Without the Administrative Agreement, fees paid by each class of shares for administrative services formerly paid and provided pursuant to the Administrative Agreement may be higher.

Administrative Fees paid by each Fund are set forth below:

Fund                                                Fiscal 2004     Fiscal 2003
----                                                -----------     -----------

Growth and Income Fund -- Class A                      $74,605         $98,726
Growth and Income Fund -- Class B                      $35,071         $54,748
Growth and Income Fund -- Class C                      $12,419         $17,987
Growth and Income Fund -- Class R*                         N/A             N/A
Growth and Income Fund -- Institutional Class**        $54,738         $59,933

*     Class R shares commenced operations on October 1, 2003.

** Class I shares were renamed Institutional Class shares effective August 13, 2004.

Fund                                                Fiscal 2004*    Fiscal 2003
----                                                -----------     -----------

Capital Growth Fund -- Class A                         $224,587        $352,592
Capital Growth Fund -- Class B                         $100,116        $183,749
Capital Growth Fund -- Class C                          $44,983         $69,691
Capital Growth Fund -- Class R**                             NA              NA
Capital Growth Fund -- Institutional Class                 $943          $1,007

* For the fiscal period August 1, 2003 through March 31, 2004 for Scudder Large Company Growth Fund and for the fiscal period October 1, 2003 through March 31, 2004 for Scudder Capital Growth Fund.

**    Class R shares launched on October 1, 2003.

Fund                                              Fiscal 2004       Fiscal 2003
----                                              -----------       -----------

Capital Growth Fund -- Class A                      $18,173             $11,292
Capital Growth Fund -- Class B                       $6,486              $6,881
Capital Growth Fund -- Class C                       $3,325              $1,980

Fund                                              Fiscal 2004       Fiscal 2003
----                                              -----------       -----------

Blue Chip Fund -- Class A                                 N/A        $1,144,845
Blue Chip Fund -- Class B                                 N/A          $703,183
Blue Chip Fund -- Class C                                 N/A          $166,228
Blue Chip Fund -- Institutional Class                     N/A            $1,705

Certain expenses of each Fund were not borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest commitment fees, and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund continued to pay the fees required by its investment management agreement with the Advisor.

With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as the transfer agent and custodian fees, are now borne directly by shareholders.


                             FUND SERVICE PROVIDERS


Principal Underwriter and Administrator. Pursuant to separate Underwriting and Distribution Services Agreements (each a "Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C, Class R and Institutional Class shares of each applicable Fund and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreements for the Funds, each dated April 5, 2002, were last approved by the applicable Board of Trustees on August 8, 2005 for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund; and on September 23, 2005 for DWS Blue Chip Fund. Each Distribution Agreement continues from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of each Fund, including the Independent Trustees.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by DWS-SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series-by-series and class-by-class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares," DWS-SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares. DWS-SDI receives compensation from the Funds as principal underwriter for Class A, Class B, Class C and Class R shares, as applicable.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B, Class C and Class R shareholders under a Shareholder Services Agreement (the "Services Agreement") with DWS-SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by each Fund or by DWS-SDI upon 60 days' notice. Termination with respect to the Class A, B, C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Trust who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B, C or R shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by each Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (described below), DWS-SDI receives compensation from the Funds for its services under the Services Agreement.


Rule 12b-1 Plans


Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provide for fees payable as an expense of the Class B shares, Class C and, as applicable, Class R shares that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to each Fund on behalf of its Class A, B, C and, as applicable, Class R shareholders under each Fund's Services Agreement with DWS-SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B, Class C and, as applicable, Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class B shares, Class C and, as applicable, Class R shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for Class B shares, Class C and, as applicable, Class R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A shares, Class B shares, Class C and, as applicable, Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI other than fees already payable under a Rule 12b-1 Plans, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse DWS-SDI for its expenses incurred.


Class B, Class C and Class R Shares


Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DWS-SDI receives a fee from the DWS Growth & Income Fund under its 12b-1 Plan, payable monthly, at an annual rate of 0.25% of average daily net assets of the Fund attributable to Class R shares.


Class A, Class B, Class C and Class R Shares


Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and, as applicable, R shares of that Fund.

With respect to Class A shares of each Fund and Class R shares as applicable, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares and Class R shares, respectively, commencing with the month after investment. With respect to Class B and Class C shares of a Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares, except for sales of Class R shares to employer-sponsored employee benefit plans using an omnibus system. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Trust, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.


Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below for the most recent fiscal year for which information is available. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

------------------------------------------------------------------------------------------------------------------------------------
             Compensation to Underwriter and Firms                                       Other Distribution Expenses Paid by
                  for Calendar Year Ended 2005                                         Underwriter for Calendar Year Ended 2005
------------------------------------------------------------------------------------------------------------------------------------
                               12b-1 Fees   Compensation   Compensation  Advertising,
                              (Shareholder    Paid by        Paid by        Sales,
                12b-1 Fees      Servicing     DWS-SDI        DWS-SDI      Literature
               (Distribution      Fee)      to Firms from  to Firms from      and                  Marketing  Postage
                Fee) Paid       Paid to     Distribution    Shareholder   Promotional  Prospectus  and Sales    and      Interest
                to DWS-SDI      DWS-SDI         Fee       Servicing Fee   Materials    Printing    Expenses   Mailing    Expenses
                ----------      -------         ---       -------------   ---------    --------    --------   -------    --------

DWS Growth &
Income Fund
  Class A              NA       $  4,422           NA       $  156,495          NA           NA         NA         NA         NA
  Class B        $127,849       $    372     $ 29,474       $   39,892     $ 3,662       $  237     $  422     $  236   $153,018
  Class C        $ 67,239       $    182     $ 57,872       $   75,873     $ 4,651       $  309     $  582     $  314   $      0
  Class R        $  1,817       $      7     $  1,274       $    2,172     $ 1,254       $   82     $  159     $   87   $      0

DWS Capital
Growth
Fund
  Class A              NA       $156,495           NA       $1,608,828          NA           NA         NA         NA         NA
  Class B        $586,041       $  1,583     $ 80,556       $  179,871     $10,752       $    0     $1,466     $  733   $ 54,958
  Class C        $243,303       $    407     $209,057       $  275,990     $22,781       $1,464     $2,813     $1,532   $      0
  Class R        $  2,164       $      6     $  1,923       $    3,661     $ 2,785       $  187     $  377     $  182   $      0

DWS Small
Cap Core Fund
  Class A              NA       $    358           NA       $   30,022          NA           NA         NA         NA         NA
  Class B        $ 19,629       $     24     $ 22,262       $    6,689     $ 1,947       $  127     $  236     $  132   $  2,730
  Class C        $ 11,432       $     43     $  7,048       $    9,199     $ 2,475       $  170     $  391     $  195   $      0

DWS Blue
Chip Fund
  Class A              NA       $ 26,907           NA       $  953,672          NA           NA         NA         NA         NA
  Class B        $862,161       $  2,190     $121,841       $  263,890     $19,526       $1,375     $3,094     $1,417   $509,933
  Class C        $342,671       $    661     $299,723       $  386,643     $30,848       $2,062     $4,350     $2,199   $      0

The following table shows the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers, including amounts paid to affiliated firms, and the amount of underwriting commissions retained by DWS-SDI.

                                             Aggregate       Aggregate                                     Aggregate
                                               Sales        Commissions     Aggregate Commissions         Commissions
Fund                         Fiscal Year    Commissions    Paid to Firms   Paid to Affiliated Firms   Retained by DWS-SDI
----                         -----------    -----------    -------------   ------------------------   -------------------

DWS Growth & Income Fund
                             2005              $44,000         $27,000               $9,000                   $8,000
                             2004              $41,000         $25,000               $7,000                   $9,000
                             2003              $32,000         $25,000               $2,000                   $5,000

DWS Capital Growth Fund
                             2005             $189,000        $142,000              $16,000                  $31,000
                             2004             $104,000         $81,000               $5,000                  $18,000
                             2003              $42,000         $35,000               $1,000                   $6,000

DWS Small Cap Core Fund
                             2005              $10,000          $5,000               $3,000                   $2,000
                             2004              $14,000         $10,000               $1,000                   $3,000
                             2003               $5,000          $4,000                   $0                   $1,000

DWS Blue Chip Fund
                             2005             $189,000        $142,000              $14,000                  $33,000
                             2004             $113,000         $82,000              $10,000                  $21,000
                             2003             $191,000        $158,000               $5,000                  $28,000

Independent Registered Public Accounting Firms

The Financial Highlights of DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund included in the Funds' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The Financial Highlights of DWS Blue Chip Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, the Fund's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund, and their independent Trustees.

Vedder, Price, Kaufman & Kammholz, P.C., 222 South North LaSalle Street, Suite 2600, Chicago, Illinois 60601, serves as legal counsel to DWS Blue Chip Fund and its independent Trustees.


Fund Accounting Agent


DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds.

DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund each pay DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.075% of such assets in excess of $150 million and less than $1 billion and 0.045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Currently, DWS-SFAC receives no fee for its services to the DWS Blue Chip Fund. However, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Funds.


Custodian, Transfer Agent and Shareholder Service Agent


The Fund employs State Street Bank and Trust Company ("SSB") 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees/Directors pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

DWS Scudder Investments Service Company ("DWS-SISC" or "Shareholder Service Agent"), 210 W. 10th Street, Kansas City, MO 64105-1614, an affiliate of the Advisor, is the Funds' transfer agent, dividend-paying agent and shareholder service agent for the Funds' Class A, B, C, R and Institutional Class shares, as applicable. DWS-SISC receives as transfer agent annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. For Class R shares, DWS-SISC is compensated as follows: (for non-money market accounts) an open account charge of $29 and an asset-based fee of 0.05% for out-of-pocket expenses.

For fiscal year ended September 30, 2005, the amount charged by DWS-SISC to DWS Growth & Income Fund aggregated $204,089 (of which $27,184 was not imposed and $31,195 was unpaid at September 30, 2005) for Class A shares; $88,365 (of which $20,704 was not imposed and $12,688 was unpaid at September 30, 2005) for Class B shares; $33,409 (of which $3,060 was not imposed and $7,683 was unpaid at September 30, 2005) for Class C shares; $4,252 (of which $1,059 was not imposed and $1,130 was unpaid at September 30, 2005) for Class R shares; and $41,759 for Institutional Class shares (of which $4,646 was unpaid at September 30, 2005).

For fiscal year ended September 30, 2005, the amount charged by DWS-SISC to DWS Capital Growth Fund aggregated $1,249,291 for Class A shares (of which $85,387 was not imposed and $423,022 was unpaid at September 30, 2005); $380,248 for Class B shares (of which $114,612 was not imposed and $122,471 was unpaid at September 30, 2005); $148,816 for Class C shares (of which $37,645 was not imposed and $16,473 was unpaid at September 30, 2005); $3,439 for Class R shares (of which $953 was not imposed and $109 was unpaid at September 30, 2005); and $16,433 for Institutional Class shares (of which $539 was not imposed and $10,939 was unpaid at September 30, 2005).

For fiscal year ended September 30, 2005, the amount charged by DWS-SISC to DWS Small Cap Core Fund aggregated $40,104 for Class A shares (of which $0 was not imposed and $10,903 was unpaid at September 30, 2005); $10,933 for Class B shares (of which $584 was not imposed and $2,034 was unpaid at September 30, 2005); $4,739 for Class C shares (of which $0 was not imposed and $1,190 was unpaid at September 30, 2005).

For fiscal year ended October 31, 2005, the amount charged by DWS-SISC to DWS Blue Chip Fund aggregated $1,006,162 for Class A shares (of which $0 was not imposed and $177,984 was unpaid at October 31, 2005); $554,709 for Class B shares (of which $177,675 was not imposed and $104,660 was unpaid at October 31, 2005); $155,032 for Class C shares (of which $11,244 was not imposed and $36,021 was unpaid at October 31, 2005); and $52,398 for Institutional Class shares (of which $25,486 was not imposed and $0 was unpaid at October 31, 2005).

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by a Fund. Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for a Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of a Fund to their customers. However, the Advisor does not consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for a Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.


Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than a Fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or Value of received by, or on the size Securities of the position obtained or Owned as of disposed of for, a Fund, in September other cases it is believed 30, 2005 (in that the ability to engage thousands) in volume transactions will be beneficial to a Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for a Fund and receive brokerage commissions or other transaction-related compensation from a Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by a Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


DWS Growth & Income Fund: For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund paid aggregate brokerage commissions of $5,908,751, $4,717,000 and $5,515,047, respectively. Up to 100% of the Fund's brokerage transactions may be directed to brokers on account of third-party research services provided.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2005 the Fund held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                September 30, 2005 (in
Name of Regular Broker or Dealer or Parent (Issuer)                                    thousands)
---------------------------------------------------                                    ----------

Lehman Brothers                                                                         $163,689
Bank of America Corp.                                                                   $149,274
Goldman Sachs & Co., Inc.                                                               $134,547
General Electric Capital Corp.                                                          $ 82,554
Wachovia Corp.                                                                          $ 71,047
Wells Fargo & Co.                                                                       $ 43,799
Zions Bancorp                                                                           $ 34,437
Citigroup                                                                               $ 33,247
JP Morgan Chase & Co.                                                                   $ 30,839

DWS Capital Growth Fund: For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund paid aggregate brokerage commissions of $670,357, $457,080 and $504,398, respectively. Up to 100% of the Fund's brokerage transactions may be directed to brokers on account of third-party research services provided.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2005 the Fund held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                September 30, 2005 (in
Name of Regular Broker or Dealer or Parent (Issuer)                                    thousands)
---------------------------------------------------                                    ----------

General Electric Capital Corp.                                                          $65,071
Bank of America Corp.                                                                   $22,524
Lehman Bros.                                                                            $22,504
Goldman Sachs & Co., Inc.                                                               $21,751
Citigroup                                                                               $19,977

DWS Small Cap Core Fund: For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund paid aggregate brokerage commissions of $485,118, $238,077 and $315,385, respectively. Up to 100% of the Fund's brokerage transactions may be directed to brokers on account of third-party research services provided.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2005 the Fund held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
                                                                                September 30, 2005 (in
Name of Regular Broker or Dealer or Parent (Issuer)                                    thousands)
---------------------------------------------------                                    ----------

Fremont General Corp.                                                                    $1,089
WSFS Financial Corp.                                                                     $  554
Hanmi Financial Corp.                                                                    $  472
Oriental Finance Group, Inc.                                                             $  362
Pacific Capital Bancorp                                                                  $  351
UMB Financial Corp.                                                                      $  190
Umpqua Holdings Corp.                                                                    $  180
First Financial Bankshares, Inc.                                                         $  107
Alabama National Bancorp                                                                 $   58
First Charter Corp.                                                                      $   39

DWS Blue Chip Fund: For the fiscal years ended October 31, 2005, 2004 and 2003, the Fund paid aggregate brokerage commissions of $841,048, $935,000 and $1,141,769, respectively. Up to 100% of the Fund's brokerage transactions may be directed to brokers on account of third-party research services provided.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2005 the Fund held the following securities of its regular brokers or dealers:

                                                                            Value of Securities Owned as of
Name of Regular Broker or Dealer or Parent (Issuer)                         October 31, 2005 (in thousands)
---------------------------------------------------                         -------------------------------

Wells Fargo & Co.                                                                    $14,310
General Electric Capital Corp.                                                       $13,110
Goldman Sachs Group                                                                  $11,146
Lehman Bros., Inc.                                                                   $10,339
Capital One Financial Corp.                                                          $ 6,833
US Bancorp                                                                           $ 6,354
Bear Stearns & Co., Inc.                                                             $ 5,205
PNC Financial Services Group                                                         $ 4,104
Citigroup Inc.                                                                       $ 3,446
Wachovia Corp.                                                                       $ 2,784
BB&T Corp.                                                                           $ 1,783
M&T Bank Corp                                                                        $ 1,377
Marshall & Ilsley Corp.                                                              $ 1,315

                                                                 Percentage of               Dollar Amount of
                                      Percentage of         Transactions Involving         Commissions Paid to
                                     Commissions Paid         Commissions Paid to              Brokers for
Fund                              to Affiliated Brokers       Affiliated Brokers            Research Services
----                              ---------------------       ------------------            -----------------

DWS Growth & Income Fund                     0%                       0%                          $0
DWS Capital Growth Fund                      0%                       0%                          $0
DWS Small Cap Core Fund                      0%                       0%                          $0
DWS Blue Chip Fund                           0%                       0%                          $0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows:


Fund                                                   2005         2004
----                                                   ----         ----

DWS Growth & Income Fund                                98%          26%
DWS Capital Growth Fund                                 19%          12%
DWS Small Cap Core Fund                                198%         186%
DWS Blue Chip Fund                                     329%         222%


Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.


Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of a Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

The quarterly subminimum account policy applies to all accounts in a household. In addition, the fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for Scudder-branded plans under an alliance with DWS-SDI and its affiliates ("Scudder DWS Flex Plans" and "DWS Scudder Choice Plans").

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a. Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.


The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor.


The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees/Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees/Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Redemption fee. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days (30 for DWS Small Cap Core Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from a Fund's.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, DWS Scudder Investments Service Company (the "Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.


Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.


QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Funds reserve the right to reject new account applications without a correct certified Social Security or tax identification number. The Funds also reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of a Trust or the Advisor and its affiliates.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Funds' prospectus.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for Scudder-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:


        Compensation Schedule #1:               Compensation Schedule #2:               Compensation Schedule #3:
 Retail Sales and DWS Scudder Flex Plan(1)      DWS Scudder Premium Plan(2)       DWS Scudder Mid-to-Large Market Plan(2)
 -----------------------------------------      ---------------------------       ---------------------------------------
                                As a                                 As a                                     As a
        Amount of           Percentage of      Amount of         Percentage of        Amount of           Percentage of
       Shares Sold         Net Asset Value    Shares Sold       Net Asset Value      Shares Sold         Net Asset Value
       -----------         ---------------    -----------       ---------------      -----------         ---------------

$1 million to $3 million        1.00%          Under $15            0.50%         Over $15 million       0.25% - 0.50%
(equity funds)                                  million

Over $3 million to $50          0.50%              --                --                  --                    --
million
Over $50 million                0.25%              --                --                  --                    --

          Compensation Schedule #4:
          DWS Scudder Choice Plan(3)
          --------------------------
        Amount of           As a Percentage
       Shares Sold         of Net Asset Value
       -----------         ------------------

All amounts (equity              1.00%
funds)

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) DWS-SDI compensates UBS Financial in accordance with Premium Plan Compensation Schedule #2.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates, SDI does not advance the first year distribution fee and for periods after the date of sale, SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or such individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from Sales Charge federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                   Sales Charge
                                                                   ------------

                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price*      Net Asset Value**        Offering Price
------------------                           --------------       ---------------          --------------

Less than $50,000                                  5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                     4.50                   4.71                  4.00
$100,000 but less than $250,000                    3.50                   3.63                  3.00
$250,000 but less than $500,000                    2.60                   2.67                  2.25
$500,000 but less than $1 million                  2.00                   2.04                  1.75
$1 million and over                                .00***                  .00***               .00****

*     The Offering Price includes the sales charge.

**    Rounded to the nearest one-hundredth percent.

*** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.


****  Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as "DWS Funds", (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(l) in connection with a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates into a Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class C Purchases. Class C shares of the Funds are offered at net asset value. No initial sales charge will be imposed, which will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus and Statement of Additional Information.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in each Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment requirement is waived for shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management's discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund's transfer agent should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B, C and R shares of the applicable Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by a Fund's transfer agent.


To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the DWS Scudder family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call DWS Scudder Investments Service Company at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by DWS Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.


Purchase of Class R Shares. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee, 0.25% shareholder service fee). There is no minimum investment requirement for Class R shares.

Automatic Investment Plan. A shareholder may purchase additional shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.


Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


Redemptions

A Fund may suspend the right of redemption or delay payment for more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI; firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.


The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.


The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;


(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and


(f) redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.


The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code
      Section 72(t)(2)(A)(iv) prior to age 59 1/2;


(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived for the circumstances set forth in items
(b),(c), (d) and (e) for Class A shares and for the circumstances set forth in items(g) and (h) for Class B shares. In addition, this CDSC will be waived for:


(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and


(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges


Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Such exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.


Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS


Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund each intend to distribute dividends from its net investment income excluding short-term capital gains in March, June, September and December. DWS Blue Chip Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent the application of a federal excise tax. An additional distribution may be made, if necessary.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.


Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other funds. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.


If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund. This summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effective.


Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

      (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

      (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

      (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof other than (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).


If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.


Dividends Received Deduction. Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of each Fund's total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."



Other Tax Considerations. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.


Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income, a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund.



Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the fund with their taxpayer identification numbers and certifications as to their tax status.


Foreign Withholding. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "US person" within the meaning of the Code (a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

US Real Property Interests. Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "US real property interests" ("USRPIs"), which the Code defines to include direct holdings of US real property and interests (other than solely as a creditor) in "US real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's US and foreign real property assets and other assets used or held for use in a trade or business to be a US real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a US tax return and pay tax, and may well be subject to withholding under future regulations.

Under US federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of a Fund beginning on October 1, 2005 for DWS Growth & Income Fund or November 1, 2005 for DWS Blue Chip Fund) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a US real property holding corporation (as described above) a Fund's shares will nevertheless not constitute USRPIs if a Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.


                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.



If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Trust's Board and overseen primarily by the Fund's Pricing Committee.

                              TRUSTEES AND OFFICERS

DWS Investment Trust

The following table presents certain information regarding the Trustees and Officers of the Trust as of February 1, 2006. Each Trustee's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and Length of    Principal Occupation(s) During Past 5 Years and            in Fund Complex
Time Served(1)                       Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)           President, Driscoll Associates (consulting firm);                  43
Chairman since 2004; Trustee,        Executive Fellow, Center for Business Ethics, Bentley
1987-present                         College; formerly, Partner, Palmer & Dodge (1988-1990);
                                     Vice President of Corporate Affairs and General Counsel,
                                     Filene's (1978-1988). Directorships: Advisory Board,
                                     Center for Business Ethics, Bentley College; Board of
                                     Governors, Investment Company Institute; Member,
                                     Executive Committee of the Independent Directors Council
                                     of the Investment Company Institute, Southwest Florida
                                     Community Foundation (charitable organization);
                                     Director, DWS Global High Income Fund, Inc. (since
                                     2005), DWS Global Commodities Stock Fund, Inc. (since
                                     2005)
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (1943)          President, WGBH Educational Foundation. Directorships:             43
Trustee, 1990-present                Becton Dickinson and Company (medical technology
                                     company); Belo Corporation (media company); Concord
                                     Academy; Boston Museum of Science; Public Radio
                                     International; DWS Global High Income Fund, Inc. (since
                                     2005), DWS Global Commodities Stock Fund, Inc. (since
                                     2005). Former Directorships: American Public Television;
                                     New England Aquarium; Mass. Corporation for Educational
                                     Telecommunications; Committee for Economic Development;
                                     Public Broadcasting Service
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)                  Managing General Partner, Exeter Capital Partners                  43
Trustee, 1996-present                (private equity funds). Directorships:  Progressive
                                     Holding Corporation (kitchen importer and distributor);
                                     Cloverleaf Transportation Inc. (trucking); Natural
                                     History, Inc. (magazine publisher); Box Top Media Inc.
                                     (advertising); DWS Global High Income Fund, Inc. (since
                                     October 2005), DWS Global Commodities Stock Fund, Inc.
                                     (since October 2005)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and Length of    Principal Occupation(s) During Past 5 Years and            in Fund Complex
Time Served(1)                       Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss (1945)           Clinical Professor of Finance, NYU Stern School of                 46
Trustee                              Business; Director, DWS Global High Income Fund, Inc.
2005-present                         (since 2001), DWS Global Commodities Stock Fund, Inc.
                                     (since 2004), Scudder New Asia Fund, Inc. (since 1999),
                                     The Brazil Fund, Inc. (since 2000) and The Korea Fund,
                                     Inc. (since 2000); Member, Finance Committee, Association
                                     for Asian Studies (2002-present); Director, Mitsui
                                     Sumitomo Insurance Group (US) (2004-present); prior
                                     thereto, Managing Director, J.P. Morgan (investment
                                     banking firm) (until 1996)
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (1943)        Retired. Formerly, Consultant (1997-2001); Director, US            43
Trustee, 1999-present                Government Accountability Office (1996-1997); Partner,
                                     Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).
                                     Directorships:  The William and Flora Hewlett Foundation;
                                     Service Source, Inc.; DWS Global High Income Fund, Inc.
                                     (since October 2005), DWS Global Commodities Stock Fund,
                                     Inc. (since October 2005); Former Directorships:  Mutual
                                     Fund Directors Forum (2002-2004), American Bar Retirement
                                     Association (funding vehicle for retirement plans)
                                     (1987-1990 and 1994-1996)
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (1936)                  Senior Partner, Fulbright & Jaworski, L.L.P (law firm);            43
Trustee, 2002-present                formerly, President (interim) of Williams College
                                     (1999-2000); President, certain funds in the Deutsche
                                     Asset Management Family of Funds (formerly, Flag
                                     Investors Family of Funds) (registered investment
                                     companies) (1999-2000). Directorships: Yellow
                                     Corporation (trucking); American Science & Engineering
                                     (x-ray detection equipment); ISI Family of Funds
                                     (registered investment companies; 4 funds overseen);
                                     National Railroad Passenger Corporation (Amtrak);
                                     formerly, Chairman and Member, National Transportation
                                     Safety Board; DWS Global High Income Fund, Inc. (since
                                     October 2005), DWS Global Commodities Stock Fund, Inc.
                                     (since October 2005)
-------------------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and Length of    Principal Occupation(s) During Past 5 Years                in Fund Complex
Time Served(1)                       and Other Directorships Held                               Overseen
-------------------------------------------------------------------------------------------------------------------
Vincent J. Esposito(4) (1956)        Managing Director(3), Deutsche Asset Management (since            n/a
President, 2005-present              2003); President and Chief Executive Officer of The
                                     Central Europe and Russia Fund, Inc., The European Equity
                                     Fund, Inc., The New Germany Fund, Inc. (since 2003)
                                     (registered investment companies); Vice Chairman and
                                     Director of The Brazil Fund, Inc. (2004-present);
                                     formerly, Managing Director, Putnam Investments
                                     (1991-2002)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and Length of    Principal Occupation(s) During Past 5 Years                in Fund Complex
Time Served(1)                       and Other Directorships Held                               Overseen
-------------------------------------------------------------------------------------------------------------------
John Millette (1962)                 Director(3), Deutsche Asset Management                            n/a
Vice President and Secretary,
1999-present
-------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)           Managing Director(3), Deutsche Asset Management (since            n/a
Chief Financial Officer,             July 2004); formerly, Executive Director, Head of Mutual
2004-present                         Fund Services and Treasurer for UBS Family of Funds
Treasurer, since 2005                (1998-2004); Vice President and Director of Mutual Fund
                                     Finance at UBS Global Asset Management (1994-1998)
-------------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)        Vice President, Deutsche Asset Management (since June             n/a
Assistant Secretary, 2005-present    2005); Counsel, New York Life Investment Management LLC
                                     (2003-2005); legal associate, Lord, Abbett & Co. LLC
                                     (1998-2003)
-------------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4)  (1962)          Director(3), Deutsche Asset Management (since September           n/a
Assistant Secretary, 2005-present    2005); Counsel, Morrison and Foerster LLP (1999-2005)
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson (1962)              Managing Director(3), Deutsche Asset Management                   n/a
Assistant Secretary, 1997-present
-------------------------------------------------------------------------------------------------------------------
Scott M. McHugh (1971)               Director(3), Deutsche Asset Management                            n/a
Assistant Treasurer, 2005-present
-------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo            Director(3), Deutsche Asset Management                            n/a
(1957)
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------
John Robbins(4)  (1966)              Managing Director(3), Deutsche Asset Management (since            n/a
Anti-Money Laundering Compliance     2005); formerly, Chief Compliance Officer and Anti-Money
Officer, 2005-present                Laundering Compliance Officer for GE Asset Management
                                     (1999-2005)
-------------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)               Managing Director(3), Deutsche Asset Management                   n/a
Chief Compliance Officer,            (2003-present); formerly, Co-Head of Goldman Sachs Asset
2004-present                         Management Legal (1994-2003)
-------------------------------------------------------------------------------------------------------------------
A. Thomas Smith(4) (1956)            Managing Director(3), Deutsche Asset Management                   n/a
Chief Legal Officer, 2005-present    (2004-present); formerly, General Counsel, Morgan
                                     Stanley and Van Kampen and Investments (1999-2004); Vice
                                     President and Associate General Counsel, New York Life
                                     Insurance Company (1994-1999); senior attorney, The
                                     Dreyfus Corporation (1991-1993); senior attorney,
                                     Willkie Farr & Gallagher (1989-1991); staff attorney, US
                                     Securities & Exchange Commission and the Illinois
                                     Securities Department (1986-1989)
-------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: One South Street, Baltimore, Maryland 21202.

Officer's Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Caroline Pearson:                         Secretary

Trustees' Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, six of the Board's members are "Independent Trustees;" that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Trustees conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Trustees participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund's management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Henry P. Becton, Jr. (alternate). The Valuation Committee held six meetings during the calendar year 2005 for each of the following funds: DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and
(ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund's custody, fund accounting and insurance arrangements, and (iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

                                                                                                        Total
                                                                                    Pension or       Compensation
                                                Compensation                        Retirement     Paid to Trustee
                              Compensation        from DWS       Compensation    Benefits Accrued   from the Fund
Name of                      from DWS Growth  Capital Growth    from DWS Small      as Part of         Complex
Trustee                       & Income Fund         Fund        Cap Core Fund     Fund Expenses       (2)(3)(4)
-------                       -------------         ----        -------------     -------------       ---------

Henry P. Becton, Jr               $16,922            $6,067            $1,058            $0            $164,000
Dawn-Marie Driscoll(1)            $21,463            $7,524            $1,212            $0            $203,829
Keith R. Fox                      $19,237            $6,797            $1,135            $0            $184,829
Kenneth C. Froewiss(5)            $ 4,310            $1,841            $  291            $0            $129,687
Jean Gleason Stromberg            $18,437            $6,644            $1,108            $0            $178,549
Carl W. Vogt                      $16,575            $5,946            $1,046            $0            $162,049

(1) Includes $14,896 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(2) For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 18 trusts/corporations comprised of 41 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.

(3) Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $__________ for Mr. Becton, $__________ for Ms. Driscoll, $__________ for
      Mr. Fox, and $__________ for Mr. Vogt. These meeting fees were borne by the Funds.

(4) Aggregate compensation also reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds' shareholder servicing arrangements. Such amounts totaled $__________for Ms. Driscoll and $__________ for Mr. Fox. Also, included are amounts paid to the Trustees, except Mr. Froewiss, for special meetings to consider fund mergers. These amounts totaled $__________ for Mr. Becton and Ms Driscoll, $__________ for Mr. Fox and $__________ for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.

(5) Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Trustee Fund Ownership of Independent and Interested Trustees


The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2004.

                                                 Dollar Range of                         Aggregate Dollar Range of
                             Dollar Range of    Securities Owned     Dollar Range of      Securities Owned in All
                            Securities Owned           in          Securities Owned in             Funds
         Name of            in DWS Growth &    DWS Capital Growth  DWS Small Cap Core       in the Fund Complex
         Trustee               Income Fund            Fund                 Fund             Overseen by Trustee
         -------               -----------            ----                 ----             -------------------

Henry P. Becton, Jr.         $10,001-$50,000       $1-$10,000        $10,001-$50,000           Over $100,000
Dawn-Marie Driscoll          $10,001-$50,000     $10,001-$50,000        $1-$10,000             Over $100,000
Keith R. Fox                      None                None                 None                Over $100,000
Louis E. Levy                 Over $100,000           None                 None                Over $100,000
Jean Gleason Stromberg       $10,001-$50,000          None                 None                Over $100,000
Jean C. Tempel                 $1-$10,000             None                 None                Over $100,000
Carl W. Vogt                      None                None                 None               $10,001-$50,000

Securities Beneficially Owned

As of January 20, 2006, all Trustees and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of a Fund.

To the best of each Fund's knowledge, as of January 20, 2006, no person owned of record or beneficially 5% or more of any class of a Fund's outstanding shares, except as noted below:

As of January 20, 2006, 5,914.288 shares in the aggregate, or 15.05% of the outstanding shares of DWS Growth and Income Fund, Class R were held in the name of State Street Bank & Trust FBO ADP/Scudder Choice 401(K) Product, Florham Park, NJ 07932-1502, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 5,836.984 shares in the aggregate, or 14.85% of the outstanding shares of DWS Growth and Income Fund, Class R were held in the name of Dr. Fred D. Klug 401k, Dr. Fred D. Klug TTEE, FBO Dr. Fred D. Klug, Nashville, IL 62263-0224, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 3,621.698 shares in the aggregate, or 9.21% of the outstanding shares of DWS Growth and Income Fund, Class R were held in the name of Outside The Lines, Inc. 401k Allen Tosch TTEE Omnibus Master Account, Bainbridge Island, WA 98110-5254, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 2,105.911 shares in the aggregate, or 5.36% of the outstanding shares of DWS Growth and Income Fund, Class R were held in the name of S & S Manufacturing 401k Plan, Steven E. Silverman TTEE, FBO S & S Manufacturing, E. Brunswick, NJ 08816-1635, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 899,289.082 shares in the aggregate, or 43.86% of the outstanding shares of DWS Growth and Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 820,519.579 shares in the aggregate, or 40.02% of the outstanding shares of DWS Growth and Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 265,516.560 shares in the aggregate, or 12.95% of the outstanding shares of DWS Growth and Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Conservative Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 16,020.211 shares in the aggregate, or 53.21% of the outstanding shares of DWS Capital Growth Fund, Class R were held in the name of State Street Bank & Trust FBO ADP/Scudder Choice 401(K) Product, Florham Park, NJ 07932-1502, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 1,725.194 shares in the aggregate, or 5.73% of the outstanding shares of DWS Capital Growth Fund, Class R were held in the name of Adv. Behavioral Med. & Neu. 401k, Edwin Hill TTEE, Ominbus Master Account, Tacoma, WA 98405-2920, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 378,522.705 shares in the aggregate, or 87.32% of the outstanding shares of DWS Capital Growth Fund, Institutional Class were held in the name of MLPF&S For The Sole Benefit Of Its Customers, Attn: Fund Administration 97D94, Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 26,877.222 shares in the aggregate, or 6.20% of the outstanding shares of DWS Capital Growth Fund, Institutional Class were held in the name of Jay E. Van Cleave & Julie M. Van Cleave JTWROS, Elm Grove, WI 53122-1919, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 34,274.679 shares in the aggregate, or 5.96% of the outstanding shares of DWS Small Cap Core Fund, Class A were held in the name of Scudder Trust Company FBO Chemdesign 401(K) Plan, Attn: Asset Recon Dept # Xxxxxx, Salem, NH 03079-1143, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 6,392.963 shares in the aggregate, or 5.09% of the outstanding shares of DWS Small Cap Core Fund, Class B were held in the name of Legg Mason Wood Walker Inc. #Xxxxxx, Baltimore, MD 21203-1476, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 11,741.613 shares in the aggregate, or 16.35% of the outstanding shares of DWS Small Cap Core Fund, Class C were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 5,786.920 shares in the aggregate, or 8.06% of the outstanding shares of DWS Small Cap Core Fund, Class C were held in the name of MLPF&S For The Sole Benefit Of Its Customers, Attn: Fund Administration 97D94, Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 685,720.567 shares in the aggregate, or 15.57% of the outstanding shares of DWS Small Cap Core Fund, Class S were held in the name of State Street Bank & Trust Co. Cust. AARP Managed Investment Portfolio Diversified Growth, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of these shares.

As of January 20, 2006, 626,789.244 shares in the aggregate, or 14.23% of the outstanding shares of DWS Small Cap Core Fund, Class S were held in the name of State Street Bank & Trust Co. Cust. Fbo Scudder Pathway Series Balanced Portfolio, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                    Value of        Percent of
                                  Owner and                                       Securities on    Class on an
Independent                    Relationship to                                    an Aggregate      Aggregate
Trustee                            Trustee           Company     Title of Class       Basis           Basis
-------                            -------           -------     --------------       -----           -----

Henry P. Becton, Jr.                                   None
Dawn-Marie Driscoll                                    None
Keith R. Fox                                           None
Kenneth C. Froewiss                                    None
Jean Gleason Stromberg                                 None
Carl W. Vogt                                           None

DWS Blue Chip Fund

The following table presents certain information regarding the Trustees and Officers of DWS Blue Chip Fund as of February 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                   Number of Funds
Held with the Trust and Length of    Principal Occupation(s) During Past 5 Years                   in DWS Fund
Time Served(1)                       and Other Directorships Held                                  Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)           Retired; formerly, President, Hood College (1995-2000); prior           71
Chairperson and since 2004,          thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
and Trustee, 1995-present            Internal Revenue Service; Assistant Attorney General (Tax), US
                                     Department of Justice. Directorships: Federal Mogul Corp.
                                     (supplier of automotive components and subsystems); AK Steel
                                     (steel production); Goodyear Tire & Rubber Co.
                                     (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                                     manufacturer and marketer of footwear) (April 2005-present);
                                     Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                                     Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)            Retired; formerly, Executive Vice President and Chief Risk              71
Trustee, 1999-present                Management Officer, First Chicago NBD Corporation/The First
                                     National Bank of Chicago (1996-1998); Executive Vice President
                                     and Head of International Banking (1995-1996). Directorships:
                                     First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                                     Healthways, Inc. (provider of disease and care management
                                     services); Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)             Retired; formerly, Executive Vice President, A. O. Smith                71
Trustee, 1980-present                Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)                Distinguished Fellow, University of Illinois, Institute of              71
Trustee, 1999-present                Government and Public Affairs (1999-present); formerly,
                                     Governor, State of Illinois (1991-1999). Directorships:  Kemper
                                     Insurance Companies; John B. Sanfilippo & Son, Inc.
                                     (processor/packager/marketer of nuts, snacks and candy
                                     products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                                     distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)               President, Cook Street Holdings (consulting); Senior Visiting           71
Trustee, 2002-present                Research Scholar, Graduate School of International Studies,
                                     University of Denver; Consultant, World Bank/Inter-American
                                     Development Bank; formerly, Project Leader, International
                                     Institute for Applied Systems Analysis (1998-2001); Chief
                                     Executive Officer, The Eric Group, Inc. (environmental
                                     insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)             Retired; formerly, Chairman, Harnischfeger Industries, Inc.             71
Trustee, 1981-present                (machinery for the mining and paper industries) (1999-2000);
                                     prior thereto, Vice Chairman and Chief Financial Officer,
                                     Monsanto Company (agricultural, pharmaceutical and
                                     nutritional/food products) (1994-1999). Directorship:  RCP
                                     Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                              Number of Funds
Position(s) Held with the Trust  Principal Occupation(s) During Past 5 Years                      in DWS Fund
and Length of Time Served(1)     and Other Directorships Held                                     Complex Overseen
------------------------------------------------------------------------------------------------------------------
William McClayton (1944)         Managing Director of Finance and Administration, DiamondCluster         71
Trustee, 2004-present            International, Inc. (global management consulting firm)
                                 (2001-present); formerly, Partner, Arthur Andersen LLP
                                 (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                                 Managers, YMCA of Metropolitan Chicago
------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)       President, Robert H. Wadsworth Associates, Inc. (consulting             74
Trustee, 2004-present            firm) (1983 to present). Director, The European Equity Fund,
                                 Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                                 Central Europe and Russia Fund, Inc. (since 1990). Formerly,
                                 Trustee of New York Board Scudder Funds; President and Trustee,
                                 Trust for Investment Managers (registered investment company)
                                 (1999-2002).  President, Investment Company Administration,
                                 L.L.C. (1992*-2001); President, Treasurer and Director, First
                                 Fund Distributors, Inc. (June 1990-January 2002); Vice
                                 President, Professionally Managed Portfolios (May 1991-January
                                 2002) and Advisors Series Trust (October 1996-January 2002)
                                 (registered investment companies)

                                 *    Inception date of the corporation which was
                                      the predecessor to the L.L.C.
------------------------------------------------------------------------------------------------------------------

Interested Trustee and Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
William N. Shiebler(4) (1942)  Vice Chairman, in the Americas for Deutsche Asset Management           120
Trustee, 2004-present          ("DeAM") and a member of the DeAM Global Executive Committee
                               (since 2002); Vice Chairman of Putnam Investments, Inc. (1999);
                               Director and Senior Managing Director of Putnam Investments,
                               Inc. and President, Chief Executive Officer, and Director of
                               Putnam Mutual Funds Inc. (1990-1999)
-----------------------------------------------------------------------------------------------------------------
Vincent J. Esposito(4) (1956)  Managing Director(3), Deutsche Asset Management (since 2003);          n/a
President, 2005-present        President and Chief Executive Officer of The Central Europe and
                               Russia Fund, Inc., The European Equity Fund, Inc., The New
                               Germany Fund, Inc. (since 2003) (registered investment
                               companies); Vice Chairman and Director of The Brazil Fund, Inc.
                               (2004-present); formerly, Managing Director, Putnam Investments
                               (1991-2002)
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);           n/a
Assistant Secretary,           Counsel, New York Life Investment Management LLC (2003-2005);
20035-present                  legal associate, Lord, Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4)            Director(3), Deutsche Asset Management (since September 2005);         n/a
(1962)                         Counsel, Morrison and Foerster LLP (1999-2005)
Assistant Secretary since 2005
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3)Vice President, Deutsche Asset Management                   n/a
Assistant Treasurer,
20054-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(6)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);          n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent auditors registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are James R. Edgar, Shirley D. Peterson (Chair) and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and Donald L. Dunaway (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as Committee member, Committee Chairman and/or as the Independent Board Chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Funds' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Funds and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2005.

                                                              Pension or Retirement
                                                                 Benefits Accrued       Total Compensation Paid to
Name of                            Compensation from                as Part of                   Trustee
Trustee                           DWS Blue Chip Fund              Fund Expenses          from Fund Complex(3)(4)
-------                           ------------------              -------------          -----------------------

John W. Ballantine                    $                                 $0                               $
Donald L. Dunaway(1)                  $                                 $0                               $
James R. Edgar(2)                     $                                 $0                               $
Paul K. Freeman                       $                                 $0                               $
Robert B. Hoffman                     $                                 $0                               $
William McClayton                     $                                 $0                               $
Shirley D. Peterson(5)                $                                 $0                               $
Robert H. Wadsworth                   $                                 $0                               $

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are [$____].

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are [$____].

(3) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 71 funds/portfolios. Mr. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 74 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various DWS Fund Boards. Such amounts totaled $________ for Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $__________ for Messrs. Ballantine and Dunaway and $__________ for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(5) Includes $_______ in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.


Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                                                             Aggregate Dollar Range of
                                             Dollar Range of                  Securities Owned in All
                                           Securities Owned in               Funds in the Fund Complex
Name of Trustee                          Scudder Blue Chip Fund                 Overseen by Trustee
---------------                          ----------------------                 -------------------

John W. Ballantine                                None                             Over $100,000
Lewis A. Burnham                                  None                             Over $100,000
Donald L. Dunaway*                          $50,001-$100,000                       Over $100,000
James R. Edgar*                                   None                             Over $100,000
Paul K. Freeman****                               None                             Over $100,000
Robert B. Hoffman                                 None                             Over $100,000
William McClayton***                              None                           $10,001 - $50,000
Shirley D. Peterson                          $10,001-$50,000                       Over $100,000
William N. Shiebler**                             None                             Over $100,000
Robert H. Wadsworth***                            None                             Over $100,000
John G. Weithers                                  None                             Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

** Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003, Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

*** Newly appointed Trustees, as of December 30, 2004. Mr. Wadsworth owned over $100,000 in other funds within the Scudder Fund Complex.

**** Mr. Freeman owned over $100,000 in other funds within the Scudder Fund Complex.


As of January 20, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of January 20, 2006, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below:

As of January 20, 2006, 1,291,671.710 shares in the aggregate, or 43.67% of the outstanding shares of DWS Blue Chip Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 1,203,491.334 shares in the aggregate, or 40.69% of the outstanding shares of DWS Blue Chip Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 369,695.720 shares in the aggregate, or 12.50% of the outstanding shares of DWS Blue Chip Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Conservative Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 6,301.662 shares in the aggregate, or 8.90% of the outstanding shares of DWS Blue Chip Fund, Class S were held in the name of Clifford James Wang Carmina Lim Luna JT Ten, Pomona, CA 91766-4944 who may be deemed as the beneficial owner of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                     Value of
                                Owner and                                          Securities on      Percent of
Independent                  Relationship to                                       an Aggregate      Class on an
Trustee                          Trustee            Company      Title of Class        Basis       Aggregate Basis
-------                          -------            -------      --------------        -----       ---------------

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None


Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DeIM has agreed to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.

                               TRUST ORGANIZATION


DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund are each a series of DWS Investment Trust, a Massachusetts business trust established under an Agreement and Declaration of Trust dated September 20, 1984, as amended from time to time. On February 6, 2006, Investment Trust was renamed DWS Investment Trust.

On February 6, 2006, Scudder Blue Chip Fund was renamed DWS Blue Chip Fund. DWS Blue Chip Fund is a registered open-end management investment company organized as a business trust under the laws of Massachusetts on May 28, 1987.

The Trustees of each Trust have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Funds' prospectuses. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees of each Trust may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, each Fund offers Class A, Class B, Class C and Class S shares. In addition, DWS Growth & Income Fund and DWS Capital Growth Fund offer Class R shares; DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Blue Chip Fund offer Institutional Class shares; and DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund offer Class AARP shares.


The Funds generally are not required to hold meetings of their shareholders. Under the Agreements and Declarations of Trust of the Trusts, as amended (each a "Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of a Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Trust, or any registration of a Fund with the SEC or as the Trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.


Each Trust's Declaration of Trust provide that obligations of the Trusts are not binding upon the Trustees individually but only upon the property of each Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that each Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protect or indemnify a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. Each Declaration of Trust, however, disclaims shareholder liability for acts or obligations of its Fund(s) and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust's Trustees. Moreover, each Declaration of Trust provides for the indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.


Under DWS Investment Trust's Declaration of Trust, any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Under DWS Blue Chip Fund's Declaration of Trust, any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause
(i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.


                             PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to the Advisor, subject to each Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.


o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.


o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.


o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS


DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund

The financial statements, including the portfolio of investments, of each Fund, together with the Report of Independent Registered Public Accounting Firm, the Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Funds dated September 30, 2005 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

DWS Blue Chip Fund

The financial statements, including the portfolio of investments, of DWS Blue Chip Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2005 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION


The fiscal year end of DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund is September 30. The fiscal year end of DWS Blue Chip Fund is October 31.

The CUSIP numbers for each class of DWS Growth & Income Fund offered in this Statement of Additional Information are:

Class A:             23338J 80 6

Class B:             23338J 88 9

Class C:             23338J 87 1

Class R:             23338J 84 8

Institutional Class: 23338J 83 0

The CUSIP numbers for each class of DWS Capital Growth Fund offered in this Statement of Additional Information are:

Class A:             23338J 10 3

Class B:             23338J 20 2

Class C:             23338J 30 1

Class R:             23338J 60 8

Institutional Class: 23338J 70 7

The CUSIP numbers for each class of DWS Small Cap Core Fund offered in this Statement of Additional Information are:

Class A:             23338J 68 1

Class B:             23338J 67 3

Class C:             23338J 66 5

The CUSIP numbers for each class of DWS Blue Chip Fund offered in this Statement of Additional Information are:

Class A:              233372 10 1

Class B:              233372 20 0

Class C:              233372 30 9

Institut ional Class: 233372 40 8

This Statement of Additional Information contains information about DWS Growth & Income Fund, DWS Capital Growth Fund, DWS Small Cap Core Fund and DWS Blue Chip Fund. Each Fund, through its combined prospectuses, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding another Fund.

Each Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

Standard & Poor's Earnings and Dividend Rankings for Common Stocks

The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+     Highest               B+     Average               C    Lowest
A      High                  B      Below Average         D    In Reorganization
A-     Above Average         B-     Lower

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                              DWS INVESTMENT TRUST

                            DWS Growth & Income Fund
                    (formerly Scudder Growth and Income Fund)
                                Class AARP and S

                             DWS Capital Growth Fund
                     (formerly Scudder Capital Growth Fund)
                             Class AARP and Class S

                             DWS Small Cap Core Fund
                   (formerly Scudder Small Company Stock Fund)
                             Class AARP and Class S

                               DWS BLUE CHIP FUND

                               DWS Blue Chip Fund
                        (formerly Scudder Blue Chip Fund)
                                     Class S


                       STATEMENT OF ADDITIONAL INFORMATION



                                February 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses, dated February 1, 2006, for DWS Growth & Income Fund, DWS Capital Growth Fund and Scudder DWS Small Cap Core Fund, each a series of DWS Investment Trust, and for DWS Blue Chip Fund (each a "Fund" and collectively the "Funds"), as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-728-3337, or from the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders, dated October 31, 2005 for Scudder Blue Chip Fund and September 30, 2005 for Scudder Growth and Income FundDWS Growth & Income Fund, Scudder Capital Growth Fund DWS Capital Growth Fund and Scudder Small Company Stock Fund DWS Small Cap Core Fund, and dated October 31, 2005 for Scudder Blue Chip FundDWS Blue Chip Fund, accompany this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the corresponding prospectuses for each class of shares of each Fund noted above.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................3
   General Investment Objectives and Policies..................................3
   Investment Techniques.......................................................3
   Portfolio Holdings.........................................................23

MANAGEMENT OF THE FUNDS.......................................................24
   Investment Advisor.........................................................24
   Compensation of Portfolio Managers.........................................27
   Fund Ownership of Portfolio Managers.......................................27
   Administrative Agreement...................................................31

FUND SERVICE PROVIDERS........................................................33
   Underwriter................................................................33
   Independent Registered Public Accounting Firms.............................33
   Legal Counsel..............................................................34
   Fund Accounting Agent......................................................34
   Custodian, Transfer Agent and Shareholder Service Agent....................34

PORTFOLIO TRANSACTIONS........................................................35

PURCHASE AND REDEMPTION OF SHARES.............................................39

DIVIDENDS.....................................................................44

TAXES.........................................................................46

NET ASSET VALUE...............................................................52

TRUSTEES AND OFFICERS.........................................................53

TRUST ORGANIZATION............................................................69

PROXY VOTING GUIDELINES.......................................................71

FINANCIAL STATEMENTS..........................................................73

ADDITIONAL INFORMATION........................................................73

APPENDIX......................................................................75

                             INVESTMENT RESTRICTIONS


Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment company. A diversified Fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than US government securities or securities of investment companies) or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund will not:


(1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;


(6) purchase physical commodities or contracts relating to physical commodities; or

(7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Each Fund's Board of Trustees has voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. Nonfundamental policies may be changed by a Board without requiring prior notice to or approval of shareholders.

As a matter of nonfundamental policy, each Fund currently may not:

(1) borrow money in an amount greater than 5% of its total assets (1/3 of total assets for DWS Blue Chip Fund) except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(2) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
      (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7) lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(8) acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act; or

(9)   invest more than 15% of net assets in illiquid securities.

A Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

To meet federal tax requirements for qualification as a regulated investment company, each Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the US Government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than US government securities or securities of investment companies).

DWS Small Cap Core Fund may invest up to 20% of its assets in US Treasury, agency and instrumentality obligations.

DWS Blue Chip Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities ("Government Securities"), domestic repurchase agreements, money market instruments and high quality debt securities without equity features. In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure. Each Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master Fund in a master/feeder Fund structure as described below.

A master/feeder Fund structure is one in which a Fund (a "feeder Fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master Fund") with substantially the same investment objective and policies as the feeder Fund. Such a structure permits the pooling of assets of two or more feeder Funds, preserving separate identities or distribution channels at the feeder Fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder Fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master Fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


                       INVESTMENT POLICIES AND TECHNIQUES


General Investment Objectives and Policies

DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund are each a diversified series of DWS Investment Trust; DWS Blue Chip Fund (each a "Trust," collectively the "Trusts") is a diversified fund. Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value; each Fund is a company of the type commonly known as a mutual fund. DWS Growth & Income Fund and DWS Capital Growth Fund each offer the following classes of shares: Class AARP, Class S, Class A, Class B, Class C, Class R and Institutional Class shares. DWS Small Cap Core Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B and Class C. DWS Blue Chip Fund offers the following classes of shares: Class S, Class A, Class B, Class C and Institutional Class. Each class has its own important features and policies. Class A, Class B, Class C, Class R and Institutional Class shares are offered in a separate Statement of Additional Information.

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor") in its discretion might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

Advance Refunded Bonds. A Fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A Fund may also purchase municipal securities that have been refunded prior to purchase by a Fund.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a Fund's Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).


Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve a Fund's objective of long-term capital appreciation, the Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A Fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.


The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.


Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities.

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company, which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

A Fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging a Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund's use of the cash that they receive from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of the Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Because investments in foreign securities will usually involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Strategic Transactions and Derivatives" below.)

High Yield/High Risk Bonds. DWS Small Cap Core Fund may purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.


Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, a Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as a Fund's assets increase (and thus have a more limited effect on a Fund's performance).

Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits a Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating Funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market Funds would normally participate only as lenders and tax exempt Funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its nonfundamental policy on borrowing.

Investment-Grade Bonds. Each Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated Funds including money market Funds, short-term bond Funds and Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond Funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market Fund managed by the Advisor (or one of its affiliates).

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs") A Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the "Code") and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund's, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on Funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, that Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to that Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Warrants. A Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered to be speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. A Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A Fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered to be US Government securities for the purpose of determining if a Fund is "diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.


Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary or the futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or Funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Funds will require the Funds to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Funds requires the Funds to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Portfolio Holdings

Each Fund's complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to at least three months). A Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.

A Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if a Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Fund's non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to a Fund's Trustees.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund's portfolio holdings disclosure policy. The portfolio holdings of some of a Funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.


                             MANAGEMENT OF THE FUNDS

Investment Advisor


On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, , with headquarters at 345 Park Avenue, New York, New York, DeIM makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by each Trust's Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to investment management agreements (the "Agreements") with the Funds, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Funds are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that each Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Revised Agreements, dated May 2, 2005 for DWS Growth & Income Fund and dated March 11, 2005 for DWS Capital Growth Fund, were approved by the Funds' Board of Trustees on December 13, 2004 and re-approved on September 28, 2005. Current Agreements, dated April 5, 2002 for DWS Small Cap Core Fund and DWS Blue Chip Fund, were last approved by each Fund's Board of Trustees on September 28, 2005 and September 23, 2005, respectively. The Agreements will continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or a Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of a Trust's Trustees or of a majority of the outstanding voting securities of a Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Boards of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

Pursuant to an agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under each investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

Effective May 2, 2005, DWS Growth & Income Fund pays DeIM a monthly fee at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------

$0 - $250 million                                                      0.450%
$250 million - $1 billion                                              0.445%
$1 billion - $2.5 billion                                              0.440%
$2.5 billion - $7.5 billion                                            0.430%
$7.5 billion - $12.5 billion                                           0.420%
$12.5 billion - $17.5 billion                                          0.410%
Over $17.5 billion                                                     0.385%

Effective March 11, 2005, DWS Capital Growth Fund pays DeIM a monthly fee at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------

$0 - $250 million                                                      0.580%
$250 million - $1 billion                                              0.550%
$1 billion - $2.5 billion                                              0.530%
$2.5 billion - $5 billion                                              0.510%
$5 billion - $7.5 billion                                              0.480%
$7.5 billion - $10 billion                                             0.460%
$10 billion - $12.5 billion                                            0.440%
Over $12.5 billion                                                     0.420%

DWS Small Cap Core Fund pays the Advisor an investment management fee at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------

$0 - $500 million                                                      0.750%
$500 million - $1 billion                                              0.700%
Over $1 billion                                                         0.650%

DWS Blue Chip Fund pays the Advisor an investment management fee at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------

$0 - $250 million                                                      0.580%
$250 million - $1 billion                                              0.550%
$1 billion - $2.5 billion                                              0.530%
$2.5 billion - $5 billion                                              0.510%
$5 billion - $7.5 billion                                              0.480%
$7.5 billion - $10 billion                                             0.460%
$10 billion - $12.5 billion                                            0.440%
Over $12.5 billion                                                     0.420%

The fees are payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of a Fund and unpaid.

The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund                              Fiscal 2005      Fiscal 2004     Fiscal 2003
----                              -----------      -----------     -----------

DWS Growth & Income Fund           $22,061,612     $23,179,594     $21,374,440
DWS Capital Growth Fund             $9,126,992      $7,291,471      $6,773,635
DWS Small Cap Core Fund             $1,301,094      $1,079,479        $668,279
DWS Blue Chip Fund                  $3,638,232      $3,327,980      $2,993,327

The Agreements for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Blue Chip Fund identify the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together the "Scudder Marks"). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Scudder Investments and its affiliates to the Scudder Mutual Funds.

Compensation of Portfolio Managers

Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

o DWS Scudder's performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in the Funds as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                         Dollar Range of       Dollar Range of All
                                   Name of                Fund Shares           DWS Fund Shares
Name of Fund                  Portfolio Manager              Owned                   Owned
------------                  -----------------              -----                   -----

DWS Growth & Income Fund      Theresa Gusman                  $0               $100,001-$500,000
                              Sal Bruno                       $0               $100,001-$500,000
                              Gregory Y. Sivin                $0               $50,001-$100,000

DWS Capital Growth Fund       Julie M. Van Cleave      Over $1,000,000          Over $1,000,000
                              Jack A. Zehner              $1-$10,000            $10,001-$50,000
                              Thomas J. Schmid         $50,001-$100,000        $100,001-$500,000

DWS Small Cap Core Fund       Robert Wang                     $0              $500,001-$1,000,000
                              Jin Chen                        $0               $50,001-$100,000
                              Julie Abbett                    $0                $10,001-$50,000

DWS Blue Chip Fund            Robert Wang                     $0              $500,001-$1,000,000
                              Jin Chen                        $0               $50,001-$100,000
                              Julie Abbett                    $0                $10,001-$50,000

Conflicts of Interest

In addition to managing the assets of a Fund, the Funds' portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                             Number of
                                                                            Investment
                                        Number of     Total Assets of         Company       Total Assets of
                         Name of       Registered        Registered        Accounts with      Performance-
                        Portfolio      Investment        Investment        Performance-        Based Fee
Name of Fund             Manager        Companies        Companies           Based Fee          Accounts
------------             -------        ---------        ---------           ---------          --------

DWS Growth & Income
Fund                  Theresa Gusman       12          $1,031,703,274            0                 $0
                      Sal Bruno             8           $432,148,913             0                 $0
                      Gregory Y.
                      Sivin                 8           $432,148,913             0                 $0

DWS Capital Growth    Julie M. Van
Fund                  Cleave               13          $2,281,570,901            0                 $0
                      Jack A. Zehner        4          $2,281,570,901            0                 $0
                      Thomas J.
                      Schmid                4          $2,281,570,901            0                 $0

DWS Small Cap Core
Fund                  Robert Wang          24          $3,214,203,547            0                 $0
                      Jin Chen              9          $2,053,665,532            0                 $0
                      Julie Abbett          9          $2,053,665,532            0                 $0

DWS Blue Chip Fund    Robert Wang          26          $2,544,317,545            0                 $0
                      Jin Chen              8          $1,369,504,606            0                 $0
                      Julie Abbett          8          $1,369,504,606            0                 $0

Other Pooled Investment Vehicles Managed:

                                                                       Number of Pooled
                                        Number of     Total Assets    Investment Vehicle     Total Assets of
                         Name of         Pooled        of Pooled         Accounts with         Performance-
                        Portfolio      Investment      Investment        Performance-           Based Fee
Name of Fund             Manager        Vehicles        Vehicles           Based Fee             Accounts
------------             -------        --------        --------           ---------             --------

DWS Growth & Income
Fund                  Theresa Gusman        0              $0                  0                    $0
                      Sal Bruno             0              $0                  0                    $0
                      Gregory Y.
                      Sivin                 0              $0                  0                    $0

DWS Capital Growth    Julie M. Van
Fund                  Cleave                3         $23,406,030              0                    $0
                      Jack A. Zehner        2         $23,406,030              0                    $0
                      Thomas J.
                      Schmid                2         $23,406,030              0                    $0

DWS Small Cap Core
Fund                  Robert Wang           8         $310,907,011             0                    $0
                      Jin Chen              4         $66,861,035              0                    $0
                      Julie Abbett          4         $66,861,035              0                    $0

DWS Blue Chip Fund    Robert Wang           6         $243,775,629             0                    $0
                      Jin Chen              4         $64,660,719              0                    $0
                      Julie Abbett          4         $64,660,719              0                    $0

Other Accounts Managed:

                                                                         Number of Other      Total Assets of
                         Name of        Number of                         Accounts with         Performance-
Name of                 Portfolio         Other       Total Assets of     Performance-           Based Fee
Fund                     Manager        Accounts       Other Accounts       Based Fee             Accounts
----                     -------        --------       --------------       ---------             --------

DWS Growth & Income
Fund                  Theresa Gusman        2           $34,590,392             0                    $0
                      Sal Bruno             0                $0                 0                    $0
                      Gregory Y.
                      Sivin                 0                $0                 0                    $0

DWS Capital Growth    Julie M. Van
Fund                  Cleave               16          $1,362,303,811           0                    $0
                      Jack A. Zehner       15          $1,362,303,811           0                    $0
                      Thomas J.
                      Schmid               15          $1,362,303,811           0                    $0

DWS Small Cap Core    Robert Wang          42          $5,931,819,912           0                    $0
                      Jin Chen              6           $778,238,145            0                    $0
                      Julie Abbett          6           $778,238,145            0                    $0

DWS Blue Chip Fund    Robert Wang          28          $4,517,178,065           0                    $0
                      Jin Chen              6           $731,829,723            0                    $0
                      Julie Abbett          6           $731,829,723            0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor, including other client accounts managed by a Fund's portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund and the other clients.

o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to each Fund's Board.


AMA InvestmentLink(SM) Program


Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder Funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.


Codes of Ethics


The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

Effective December 29, 2000 for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund operated under an administrative services agreement with the Advisor (each an "Administrative Agreement") pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with a Fund, as described above) in exchange for the payment by a Fund of an administrative services fee (the "Administrative Fee") of 0.30% for Class AARP and Class S of the average daily net assets of the applicable class.

The Administrative Agreements for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund were terminated effective March 31, 2004, and effective April 1, 2004, the Funds directly bear the cost of those expenses formerly covered under the Administrative Agreement. Without the Administrative Agreement, fees paid by each class of shares for administrative services formerly paid and provided pursuant to the Administrative Agreement may be higher.

Administrative Fees charged to each Fund during the last two fiscal years of the Administrative Agreement were as follows:

Fund                                      Fiscal 2004      Fiscal 2003
----                                      -----------      -----------

DWS Growth & Income Fund-- Class AARP     $4,891,446       $8,357,439
DWS Growth & Income Fund-- Class S        $5,957,442       $9,984,888
DWS Capital Growth Fund-- Class AARP*     $2,017,565       $3,357,241
DWS Capital Growth Fund-- Class S*          $256,204         $503,444

DWS Small Cap Core Fund-- Class AARP         $11,590          $17,014
DWS Small Cap Core Fund-- Class S           $484,632       $1,375,254
DWS Blue Chip Fund-- Class S **                  n/a              n/a

* For the fiscal period October 1, 2003 through March 31, 2004 for Scudder Capital Growth Fund.

** The Administrative Agreement for DWS Blue Chip Fund was terminated effective September 30, 2003. DWS Blue Chip Fund - Class S commenced operations on February 1, 2005.

Certain expenses of each Fund were not borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest commitment fees, and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund continued to pay the fees required by its investment management agreement with the Advisor.

With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as the transfer agent and custodian fees, are now borne directly by shareholders.

                             FUND SERVICE PROVIDERS

Underwriter


Each Trust, on behalf of the Funds, has an underwriting agreement with DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the "Distributor"), which is an affiliate of the Advisor. Each Trust's underwriting agreement dated September 30, 2002 will remain in effect from year to year only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of each Fund. The underwriting agreement of each Fund was last approved by the Trustees on August 8, 2005 for DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund; and September 23, 2005 for DWS Blue Chip Fund for an additional one-year term. Each underwriting agreement continues from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of each Fund, including the Independent Trustees.

Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring Funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

Although neither Class AARP nor Class S of each Fund has a 12b-1 Plan, and the Trustees have no current intention of adopting one, each Fund will also pay those fees and expenses permitted to be paid or assumed by a Trust pursuant to a 12b-1 Plan, if any, adopted by a Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Independent Registered Public Accounting Firms

The Financial Highlights of DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund included in the Funds' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The Financial Highlights of DWS Blue Chip Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, the Fund's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund, and their independent Trustees.

Vedder, Price, Kaufman & Kammholz, P.C., 222 South North LaSalle Street, Suite 2600, Chicago, Illinois 60601, serves as legal counsel to DWS Blue Chip Fund and its independent Trustees.


Fund Accounting Agent


DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds.

DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund each pay DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.075% of such assets in excess of $150 million and less than $1 billion and 0.045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Currently, DWS-SFAC receives no fee for its services to the DWS Blue Chip Fund. However, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to an agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Funds.


Custodian, Transfer Agent and Shareholder Service Agent


The Fund employs State Street Bank and Trust Company ("SSB") 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees/Directors pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

DWS Scudder Service Corporation ("DWS-SSC"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for Class AARP and Class S of each Fund. DWS-SSC also serves as shareholder service agent for each Fund. Each Fund pays Service Corporation an annual fee of $26.00 for each regular account for a shareholder plus an additional charge of $2.00 for Funds with a redemption fee.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

For the fiscal year ended September 30, 2005, for DWS Growth & Income Fund, the amount charged by DWS-SSC aggregated $3,786,215 for Class AARP shares and $3,362,215 for Class S shares (of which $913,461 and $823,727, respectively, was unpaid at September 30, 2005).

For the fiscal year ended September 30, 2005, for DWS Capital Growth Fund, the amount charged by DWS-SSC aggregated $1,759,696 for Class AARP shares and $262,261 for Class S shares (of which $430,885 and $69,695, respectively, was unpaid at September 30, 2005).

For the fiscal year ended September 30, 2005, for DWS Small Cap Core Fund, the amount charged by DWS-SSC aggregated $192,423 for Class AARP shares and $154,776 for Class S shares (of which $49,533 and $39,616, respectively, was unpaid at September 30, 2005).

For the fiscal year ended October 31, 2005, for DWS Blue Chip Fund, the amount charged by DWS-SSC aggregated $1,851 for Class S shares (of which $619 was waived and $0 was unpaid at October 31, 2005).

Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. ("DST"), DWS-SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.


                             PORTFOLIO TRANSACTIONS


The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for a Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than a Fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for a Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for a Fund and receive brokerage commissions or other transaction-related compensation from a Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by a Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Growth & Income Fund: For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund paid aggregate brokerage commissions of $5,908,751, $4,717,000 and $5,515,047, respectively. Up to 100% of the Fund's brokerage transactions may be directed to brokers on account of third-party research services provided.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2005 the Fund held the following securities of its regular brokers or dealers:

                                                            Value of Securities
                                                                Owned as of
                                                             September 30, 2005
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------            --------------

Lehman Brothers                                                   $163,689
Bank of America Corp.                                             $149,274
Goldman Sachs & Co., Inc.                                         $134,547
General Electric Capital Corp.                                    $82,554
Wachovia Corp.                                                    $71,047
Wells Fargo & Co.                                                 $43,799
Zions Bancorp                                                     $34,437
Citigroup                                                         $33,247
JP Morgan Chase & Co.                                             $30,839

DWS Capital Growth Fund: For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund paid aggregate brokerage commissions of $670,357, $457,080 and $504,398, respectively. Up to 100% of the Fund's brokerage transactions may be directed to brokers on account of third-party research services provided.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2005 the Fund held the following securities of its regular brokers or dealers:

                                                            Value of Securities
                                                                Owned as of
                                                            September 30, 2005
Name of Regular Broker or Dealer or Parent (Issuer)           (in thousands)
---------------------------------------------------           --------------

General Electric Capital Corp.                                   $65,071
Bank of America Corp.                                            $22,524
Lehman Bros.                                                     $22,504
Goldman Sachs & Co., Inc.                                        $21,751
Citigroup                                                        $19,977

DWS Small Cap Core Fund: For the fiscal years ended September 30, 2005, 2004 and 2003, the Fund paid aggregate brokerage commissions of $485,118, $238,077 and $315,385, respectively. Up to 100% of the Fund's brokerage transactions may be directed to brokers on account of third-party research services provided.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of September 30, 2005 the Fund held the following securities of its regular brokers or dealers:

                                                            Value of Securities
                                                                 Owned as of
                                                             September 30, 2005
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------            --------------

Fremont General Corp.                                              $1,089
WSFS Financial Corp.                                                $554
Hanmi Financial Corp.                                               $472
Oriental Finance Group, Inc.                                        $362
Pacific Capital Bancorp                                             $351
UMB Financial Corp.                                                 $190
Umpqua Holdings Corp.                                               $180
First Financial Bankshares, Inc.                                    $107
Alabama National Bancorp                                            $58
First Charter Corp.                                                 $39

DWS Blue Chip Fund: For the fiscal years ended October 31, 2005, 2004 and 2003, the Fund paid aggregate brokerage commissions of $841,048, $935,000 and $1,141,769, respectively. Prior to August 2004, up to 100% of the Fund's brokerage transactions may have been directed to brokers on account of research services provided.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2005 the Fund held the following securities of its regular brokers or dealers:

                                                          Value of Securities
                                                              Owned as of
                                                            October 31, 2005
Name of Regular Broker or Dealer or Parent (Issuer)          (in thousands)
---------------------------------------------------          --------------

Wells Fargo & Co.                                               $14,310
General Electric Capital Corp.                                  $13,110
Goldman Sachs Group                                             $11,146
Lehman Bros., Inc.                                              $10,339
Capital One Financial Corp.                                      $6,833
US Bancorp                                                       $6,354
Bear Stearns & Co., Inc.                                         $5,205
PNC Financial Services Group                                     $4,104
Citigroup Inc.                                                   $3,446
Wachovia Corp.                                                   $2,784
BB&T Corp.                                                       $1,783
M&T Bank Corp                                                    $1,377
Marshall & Ilsley Corp.                                          $1,315

                             Percentage of                                         Dollar Amount of
                              Commissions       Percentage of Transactions   Commissions Paid to Brokers
                                Paid to         Involving Commissions Paid               for
Fund                      Affiliated Brokers       to Affiliated Brokers          Research Services
----                      ------------------       ---------------------          -----------------

DWS Growth &
Income Fund                       0%                        0%                            $0
DWS Capital Growth
Fund                              0%                        0%                            $0
DWS Small Cap Core Fund           0%                        0%                            $0
DWS Blue Chip Fund                0%                        0%                            $0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows:

Fund                                   2005                        2004
----                                   ----                        ----

DWS Growth & Income Fund                98%                         26%
DWS Capital Growth Fund                 19%                         12%
DWS Small Cap Core Fund                198%                        186%
DWS Blue Chip Fund                     329%                        222%

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DWS Scudder Distributors, Inc. ("DWS-SDI") of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").


The quarterly subminimum account policy applies to all accounts in a household. In addition, the fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to a fee or automatic redemption.


Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees/Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees/Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-728-3337 for Class S and 1-800-728-3337 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases


A Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested. Fees generally charged to IRA accounts will be charged to accounts of Deutsche or Scudder employees and directors.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Funds' prospectus.


Eligible Class S Investors.


A.    The following investors may purchase Class S shares of DWS Funds either
      (i) directly from DWS Scudder Distributors, Inc. ("DWS-SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

1. Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2. Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3. Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4. Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.


5. Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

6. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B.    The following additional investors may purchase Class S shares of DWS
      Funds.


1. Broker-dealers and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

2. Any group retirement, employee stock, bonus, pension or profit-sharing plans.


DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through DWS-SDI by letter, fax, or telephone.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any Fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employees and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions


Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 15 days (30 days for DWS Small Cap Core Fund) of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.


Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


Exchanges


Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money Funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California; and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.


                                    DIVIDENDS


Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund each intend to distribute dividends from its net investment income excluding short-term capital gains in March, June, September and December. DWS Blue Chip Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent the application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other funds. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund. This summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effective.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

      (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

      (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

      (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof other than (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.


Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.


In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends Received Deduction. Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of each Fund's total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing Fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Tax Considerations. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income, a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the fund with their taxpayer identification numbers and certifications as to their tax status.

Foreign Withholding. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "US person" within the meaning of the Code (a "foreign person") are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by a Fund.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

US Real Property Interests. Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "US real property interests" ("USRPIs"), which the Code defines to include direct holdings of US real property and interests (other than solely as a creditor) in "US real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's US and foreign real property assets and other assets used or held for use in a trade or business to be a US real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a US tax return and pay tax, and may well be subject to withholding under future regulations.

Under US federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of a Fund beginning on October 1, 2005 for DWS Growth & Income Fund or November 1, 2005 for DWS Blue Chip Fund) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a US real property holding corporation (as described above) a Fund's shares will nevertheless not constitute USRPIs if a Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are Funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2008, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds do not intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from each Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. For dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

                                 NET ASSET VALUE


The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers.

Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.


If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by a Fund's Board and overseen primarily by the Fund's Pricing Committee.


                              TRUSTEES AND OFFICERS


DWS Investment Trust

The following table presents certain information regarding the Trustees and Officers of the Trust as of February 1, 2006. Each Trustee's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

-------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
Name, Year of Birth, Position(s)                                                                   Funds in Fund
Held with the Trust and Length         Principal Occupation(s) During Past 5 Years and             Complex
of Time Served(1)                      Other Directorships Held                                    Overseen
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)             President, Driscoll Associates (consulting firm);           43
Chairman since 2004 and Trustee,       Executive Fellow, Center for Business Ethics, Bentley
1987-present                           College; formerly, Partner, Palmer & Dodge (1988-1990);
                                       Vice President of Corporate Affairs and General Counsel,
                                       Filene's (1978-1988). Directorships: Advisory Board,
                                       Center for Business Ethics, Bentley College; Board of
                                       Governors, Investment Company Institute; Member,
                                       Executive Committee of the Independent Directors Council
                                       of the Investment Company Institute, Southwest Florida
                                       Community Foundation (charitable organization);
                                       Director, DWS Global High Income Fund, Inc. (since
                                       2005), DWS Global Commodities Stock Fund, Inc. (since
                                       2005)
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (1943)            President, WGBH Educational Foundation. Directorships:      43
Trustee, 1990-present                  Becton Dickinson and Company (medical technology
                                       company); Belo Corporation (media company); Concord
                                       Academy; Boston Museum of Science; Public Radio
                                       International; DWS Global High Income Fund, Inc. (since
                                       2005), DWS Global Commodities Stock Fund, Inc. (since
                                       2005). Former Directorships:  American Public Television;
                                       New England Aquarium; Mass. Corporation for Educational
                                       Telecommunications; Committee for Economic Development;
                                       Public Broadcasting Service
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)                    Managing General Partner, Exeter Capital Partners           43
Trustee, 1996-present                  (private equity funds). Directorships:  Progressive
                                       Holding Corporation (kitchen importer and distributor);
                                       Cloverleaf Transportation Inc. (trucking); Natural
                                       History, Inc. (magazine publisher); Box Top Media Inc.
                                       (advertising); DWS Global High Income Fund, Inc. (since
                                       October 2005), DWS Global Commodities Stock Fund, Inc.
                                       (since October 2005)
-------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss (1945)             Clinical Professor of Finance, NYU Stern School of          46
Trustee                                Business; Director, DWS Global High Income Fund, Inc.
2005-present                           (since 2001), DWS Global Commodities Stock Fund, Inc.
                                       (since 2004), Scudder New Asia Fund, Inc. (since 1999),
                                       The Brazil Fund, Inc. (since 2000) and The Korea Fund,
                                       Inc. (since 2000); Member, Finance Committee, Association
                                       for Asian Studies (2002-present); Director, Mitsui
                                       Sumitomo Insurance Group (US) (2004-present); prior
                                       thereto, Managing Director, J.P. Morgan (investment
                                       banking firm) (until 1996)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
Name, Year of Birth, Position(s)                                                                   Funds in Fund
Held with the Trust and Length         Principal Occupation(s) During Past 5 Years and             Complex
of Time Served(1)                      Other Directorships Held                                    Overseen
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (1943)          Retired. Formerly, Consultant (1997-2001); Director, US     43
Trustee, 1999-present                  Government Accountability Office (1996-1997); Partner,
                                       Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).
                                       Directorships:  The William and Flora Hewlett Foundation;
                                       Service Source, Inc.; DWS Global High Income Fund, Inc.
                                       (since October 2005), DWS Global Commodities Stock Fund,
                                       Inc. (since October 2005); Former Directorships:  Mutual
                                       Fund Directors Forum (2002-2004), American Bar Retirement
                                       Association (funding vehicle for retirement plans)
                                       (1987-1990 and 1994-1996)
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (1936)                    Senior Partner, Fulbright & Jaworski, L.L.P (law firm);     43
Trustee, 2002-present                  formerly, President (interim) of Williams College
                                       (1999-2000); President, certain funds in the Deutsche
                                       Asset Management Family of Funds (formerly, Flag
                                       Investors Family of Funds) (registered investment
                                       companies) (1999-2000). Directorships: Yellow
                                       Corporation (trucking); American Science & Engineering
                                       (x-ray detection equipment); ISI Family of Funds
                                       (registered investment companies; 4 funds overseen);
                                       National Railroad Passenger Corporation (Amtrak);
                                       formerly, Chairman and Member, National Transportation
                                       Safety Board; DWS Global High Income Fund, Inc. (since
                                       October 2005), DWS Global Commodities Stock Fund, Inc.
                                       (since October 2005)
-------------------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                   Number of Funds
Held with the Trust and Length of    Principal Occupation(s) During Past 5 Years                   in Fund Complex
Time Served(1)                       and Other Directorships Held                                  Overseen
-------------------------------------------------------------------------------------------------------------------
Vincent J. Esposito(4) (1956)        Managing Director(3), Deutsche Asset Management (since        n/a
President, 2005-present              2003); President and Chief Executive Officer of The
                                     Central Europe and Russia Fund, Inc., The European Equity
                                     Fund, Inc., The New Germany Fund, Inc. (since 2003)
                                     (registered investment companies); Vice Chairman and
                                     Director of The Brazil Fund, Inc. (2004-present);
                                     formerly, Managing Director, Putnam Investments
                                     (1991-2002)
-------------------------------------------------------------------------------------------------------------------
John Millette (1962)                 Director(3), Deutsche Asset Management                        n/a
Vice President and Secretary,
1999-present
-------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)           Managing Director(3), Deutsche Asset Management (since        n/a
Chief Financial Officer,             July 2004); formerly, Executive Director, Head of Mutual
2004-present                         Fund Services and Treasurer for UBS Family of Funds
Treasurer, since 2005                (1998-2004); Vice President and Director of Mutual Fund
                                     Finance at UBS Global Asset Management (1994-1998)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                   Number of Funds
Held with the Trust and Length of    Principal Occupation(s) During Past 5 Years                   in Fund Complex
Time Served(1)                       and Other Directorships Held                                  Overseen
-------------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)        Vice President, Deutsche Asset Management (since June         n/a
Assistant Secretary, 2005-present    2005); Counsel, New York Life Investment Management LLC
                                     (2003-2005); legal associate, Lord, Abbett & Co. LLC
                                     (1998-2003)
-------------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4)  (1962)          Director(3), Deutsche Asset Management (since September       n/a
Assistant Secretary, 2005-present    2005); Counsel, Morrison and Foerster LLP (1999-2005)
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson (1962)              Managing Director(3), Deutsche Asset Management               n/a
Assistant Secretary, 1997-present
-------------------------------------------------------------------------------------------------------------------
Scott M. McHugh (1971)               Director(3), Deutsche Asset Management                        n/a
Assistant Treasurer, 2005-present
-------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo            Director(3), Deutsche Asset Management                        n/a
(1957)
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------
John Robbins(4)  (1966)              Managing Director(3), Deutsche Asset Management (since        n/a
Anti-Money Laundering Compliance     2005); formerly, Chief Compliance Officer and Anti-Money
Officer, 2005-present                Laundering Compliance Officer for GE Asset Management
                                     (1999-2005)
-------------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)               Managing Director(3), Deutsche Asset Management               n/a
Chief Compliance Officer,            (2003-present); formerly, Co-Head of Goldman Sachs Asset
2004-present                         Management Legal (1994-2003)
-------------------------------------------------------------------------------------------------------------------
A. Thomas Smith(4) (1956)            Managing Director(3), Deutsche Asset Management               n/a
Chief Legal Officer, 2005-present    (2004-present); formerly, General Counsel, Morgan
                                     Stanley and Van Kampen and Investments (1999-2004); Vice
                                     President and Associate General Counsel, New York Life
                                     Insurance Company (1994-1999); senior attorney, The
                                     Dreyfus Corporation (1991-1993); senior attorney,
                                     Willkie Farr & Gallagher (1989-1991); staff attorney, US
                                     Securities & Exchange Commission and the Illinois
                                     Securities Department (1986-1989)
-------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: One South Street, Baltimore, Maryland 21202.

Officer's Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Caroline Pearson:                         Secretary

Trustees' Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, six of the Board's members are "Independent Trustees;" that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Trustees conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Trustees participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund's management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Henry P. Becton, Jr. (alternate). The Valuation Committee held six meetings during the calendar year 2005 for each of the following funds: DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and
(ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund's custody, fund accounting and insurance arrangements, and (iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

                                                                                                   Total
                                                                               Pension or       Compensation
                                            Compensation                       Retirement     Paid to Trustee
                          Compensation        from DWS     Compensation     Benefits Accrued   from the Fund
Name of                  from DWS Growth  Capital Growth   from DWS Small      as Part of         Complex
Trustee                   & Income Fund        Fund        Cap Core Fund     Fund Expenses       (2)(3)(4)
-------                   -------------        ----        -------------     -------------       ---------

Henry P. Becton, Jr.         $16,922           $6,067         $1,058              $0             $164,000
Dawn-Marie Driscoll(1)       $21,463           $7,524         $1,212              $0             $203,829
Keith R. Fox                 $19,237           $6,797         $1,135              $0             $184,829
Kenneth C. Froewiss(5)       $4,310            $1,841          $291               $0             $129,687
Jean Gleason Stromberg       $18,437           $6,644         $1,108              $0             $178,549
Carl W. Vogt                 $16,575           $5,946         $1,046              $0             $162,049

(1) Includes $14,896 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(2) For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 18 trusts/corporations comprised of 41 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.

(3) Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $__________ for Mr. Becton, $__________ for Ms. Driscoll, $__________ for
      Mr. Fox, and $__________ for Mr. Vogt. These meeting fees were borne by the Funds.

(4) Aggregate compensation also reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds' shareholder servicing arrangements. Such amounts totaled $__________for Ms. Driscoll and $__________ for Mr. Fox. Also, included are amounts paid to the Trustees, except Mr. Froewiss, for special meetings to consider fund mergers. These amounts totaled $__________ for Mr. Becton and Ms Driscoll, $__________ for Mr. Fox and $__________ for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.

(5) Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2004.

                                                 Dollar Range of                         Aggregate Dollar Range of
                             Dollar Range of    Securities Owned     Dollar Range of      Securities Owned in All
                            Securities Owned           in          Securities Owned in             Funds
         Name of            in DWS Growth &    DWS Capital Growth  DWS Small Cap Core       in the Fund Complex
         Trustee               Income Fund            Fund                 Fund             Overseen by Trustee
         -------               -----------            ----                 ----             -------------------

Henry P. Becton, Jr.         $10,001-$50,000       $1-$10,000        $10,001-$50,000           Over $100,000
Dawn-Marie Driscoll          $10,001-$50,000     $10,001-$50,000        $1-$10,000             Over $100,000
Keith R. Fox                      None                None                 None                Over $100,000
Louis E. Levy                 Over $100,000           None                 None                Over $100,000
Jean Gleason Stromberg       $10,001-$50,000          None                 None                Over $100,000
Jean C. Tempel                 $1-$10,000             None                 None                Over $100,000
Carl W. Vogt                      None                None                 None               $10,001-$50,000

Securities Beneficially Owned

As of January 20, 2006, all Trustees and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of a Fund.

To the best of each Fund's knowledge, as of January 20, 2006, no person owned of record or beneficially 5% or more of any class of a Fund's outstanding shares, except as noted below:

As of January 20, 2006, 5,914.288 shares in the aggregate, or 15.05% of the outstanding shares of DWS Growth and Income Fund, Class R were held in the name of State Street Bank & Trust FBO ADP/Scudder Choice 401(K) Product, Florham Park, NJ 07932-1502, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 5,836.984 shares in the aggregate, or 14.85% of the outstanding shares of DWS Growth and Income Fund, Class R were held in the name of Dr. Fred D. Klug 401k, Dr. Fred D. Klug TTEE, FBO Dr. Fred D. Klug, Nashville, IL 62263-0224, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 3,621.698 shares in the aggregate, or 9.21% of the outstanding shares of DWS Growth and Income Fund, Class R were held in the name of Outside The Lines, Inc. 401k Allen Tosch TTEE Omnibus Master Account, Bainbridge Island, WA 98110-5254, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 2,105.911 shares in the aggregate, or 5.36% of the outstanding shares of DWS Growth and Income Fund, Class R were held in the name of S & S Manufacturing 401k Plan, Steven E. Silverman TTEE, FBO S & S Manufacturing, E. Brunswick, NJ 08816-1635, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 899,289.082 shares in the aggregate, or 43.86% of the outstanding shares of DWS Growth and Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 820,519.579 shares in the aggregate, or 40.02% of the outstanding shares of DWS Growth and Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 265,516.560 shares in the aggregate, or 12.95% of the outstanding shares of DWS Growth and Income Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Conservative Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 16,020.211 shares in the aggregate, or 53.21% of the outstanding shares of DWS Capital Growth Fund, Class R were held in the name of State Street Bank & Trust FBO ADP/Scudder Choice 401(K) Product, Florham Park, NJ 07932-1502, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 1,725.194 shares in the aggregate, or 5.73% of the outstanding shares of DWS Capital Growth Fund, Class R were held in the name of Adv. Behavioral Med. & Neu. 401k, Edwin Hill TTEE, Ominbus Master Account, Tacoma, WA 98405-2920, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 378,522.705 shares in the aggregate, or 87.32% of the outstanding shares of DWS Capital Growth Fund, Institutional Class were held in the name of MLPF&S For The Sole Benefit Of Its Customers, Attn: Fund Administration 97D94, Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 26,877.222 shares in the aggregate, or 6.20% of the outstanding shares of DWS Capital Growth Fund, Institutional Class were held in the name of Jay E. Van Cleave & Julie M. Van Cleave JTWROS, Elm Grove, WI 53122-1919, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 34,274.679 shares in the aggregate, or 5.96% of the outstanding shares of DWS Small Cap Core Fund, Class A were held in the name of Scudder Trust Company FBO Chemdesign 401(K) Plan, Attn: Asset Recon Dept # Xxxxxx, Salem, NH 03079-1143, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 6,392.963 shares in the aggregate, or 5.09% of the outstanding shares of DWS Small Cap Core Fund, Class B were held in the name of Legg Mason Wood Walker Inc. #Xxxxxx, Baltimore, MD 21203-1476, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 11,741.613 shares in the aggregate, or 16.35% of the outstanding shares of DWS Small Cap Core Fund, Class C were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 5,786.920 shares in the aggregate, or 8.06% of the outstanding shares of DWS Small Cap Core Fund, Class C were held in the name of MLPF&S For The Sole Benefit Of Its Customers, Attn: Fund Administration 97D94, Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 685,720.567 shares in the aggregate, or 15.57% of the outstanding shares of DWS Small Cap Core Fund, Class S were held in the name of State Street Bank & Trust Co. Cust. AARP Managed Investment Portfolio Diversified Growth, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of these shares.

As of January 20, 2006, 626,789.244 shares in the aggregate, or 14.23% of the outstanding shares of DWS Small Cap Core Fund, Class S were held in the name of State Street Bank & Trust Co. Cust. Fbo Scudder Pathway Series Balanced Portfolio, Quincy, MA 02171-2105 who may be deemed as the beneficial owner of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                    Value of       Percent of
                            Owner and                             Securities on   Class on an
Independent              Relationship to               Title of   an Aggregate     Aggregate
Trustee                      Trustee       Company      Class        Basis           Basis
-------                      -------       -------      -----        -----           -----

Henry P. Becton, Jr.                        None
Dawn-Marie Driscoll                         None
Keith R. Fox                                None
Kenneth C. Froewiss                         None
Jean Gleason Stromberg                      None
Carl W. Vogt                                None

DWS Blue Chip Fund

The following table presents certain information regarding the Trustees and Officers of DWS Blue Chip Fund as of February 1, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                               Number of
Position(s) Held with the                                                                          Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                     Fund Complex
Served(1)                      Other Directorships Held                                            Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior       71
Chairperson and since 2004,    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
and Trustee, 1995-present      Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships: Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co. (April
                               2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn
                               Mawr College. Former Directorship: Bethlehem Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk          71
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                               Healthways, Inc. (provider of disease and care management
                               services); Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith            71
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of          71
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior                71
Trustee, 2002-present          Visiting Research Scholar, Graduate School of
                               International Studies, University of Denver; Consultant,
                               World Bank/Inter-American Development Bank; formerly,
                               Project Leader, International Institute for Applied
                               Systems Analysis (1998-2001); Chief Executive Officer,
                               The Eric Group, Inc. (environmental insurance)
                               (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.         71
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster     71
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                               Number of
Position(s) Held with the                                                                          Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                     Fund Complex
Served(1)                      Other Directorships Held                                            Overseen
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth Associates, Inc. (consulting         74
Trustee, 2004-present          firm) (1983 to present).  Director, The European Equity Fund,
                               Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board Scudder Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was the
                                    predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------

Interested Trustee and Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                               Number of
Position(s) Held with the                                                                          Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                     Fund Complex
Served(1)                      Other Directorships Held                                            Overseen
-----------------------------------------------------------------------------------------------------------------
William N. Shiebler(4) (1942)  Vice Chairman, in the Americas for Deutsche Asset Management        120
Trustee, 2004-present          ("DeAM") and a member of the DeAM Global Executive Committee
                               (since 2002); Vice Chairman of Putnam Investments, Inc. (1999);
                               Director and Senior Managing Director of Putnam Investments,
                               Inc. and President, Chief Executive Officer, and Director of
                               Putnam Mutual Funds Inc. (1990-1999)
-----------------------------------------------------------------------------------------------------------------
Vincent J. Esposito(4) (1956)  Managing Director(3), Deutsche Asset Management (since 2003);       n/a
President, 2005-present        President and Chief Executive Officer of The Central Europe and
                               Russia Fund, Inc., The European Equity Fund, Inc., The New
                               Germany Fund, Inc. (since 2003) (registered investment
                               companies); Vice Chairman and Director of The Brazil Fund, Inc.
                               (2004-present); formerly, Managing Director, Putnam Investments
                               (1991-2002)
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                              n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July         n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present                   Services and Treasurer for UBS Family of Funds (1998-2004);
Treasurer, 2005-present        Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                              n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005);        n/a
Assistant Secretary,           Counsel, New York Life Investment Management LLC (2003-2005);
20035-present                  legal associate, Lord, Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,                                                                               Number of
Position(s) Held with the                                                                          Funds in DWS
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                     Fund Complex
Served(1)                      Other Directorships Held                                            Overseen
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4)            Director(3), Deutsche Asset Management (since September 2005);      n/a
(1962)                         Counsel, Morrison and Foerster LLP (1999-2005)
Assistant Secretary since 2005
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                     n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3)Vice President, Deutsche Asset Management                n/a
Assistant Treasurer,
20054-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(6)   Director(3), Deutsche Asset Management                              n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
John Robbins(4) (1966)         Managing Director(3), Deutsche Asset Management (since 2005);       n/a
Anti-Money Laundering          formerly, Chief Compliance Officer and Anti-Money Laundering
Compliance Officer,            Compliance Officer for GE Asset Management (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);     n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)   Executive title, not a board directorship.

(4)   Address: 345 Park Avenue, New York, New York 10154.

(5)   Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent auditors registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are James R. Edgar, Shirley D. Peterson (Chair) and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and Donald L. Dunaway (alternate). The Trust's Valuation Committee held one meeting during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert
H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as Committee member, Committee Chairman and/or as the Independent Board Chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Funds' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Funds and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2005.

                                               Pension or Retirement
                                                  Benefits Accrued       Total Compensation Paid
Name of                   Compensation from          as Part of               to Trustee
Trustee                  DWS Blue Chip Fund        Fund Expenses          from Fund Complex(3)(4)
-------                  ------------------        -------------          -----------------------

John W. Ballantine           $                           $0                      $
Donald L. Dunaway(1)         $                           $0                      $
James R. Edgar(2)            $                           $0                      $
Paul K. Freeman              $                           $0                      $
Robert B. Hoffman            $                           $0                      $
William McClayton            $                           $0                      $
Shirley D. Peterson(5)       $                           $0                      $
Robert H. Wadsworth          $                           $0                      $

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are [$____].

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are [$____].

(3) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 71 funds/portfolios. Mr. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 74 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various DWS Fund Boards. Such amounts totaled $________ for Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $__________ for Messrs. Ballantine and Dunaway and $__________ for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(5) Includes $_______ in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                                   Aggregate Dollar Range of
                             Dollar Range of        Securities Owned in All
                           Securities Owned in     Funds in the Fund Complex
Name of Trustee          Scudder Blue Chip Fund       Overseen by Trustee
---------------          ----------------------       -------------------

John W. Ballantine                None                   Over $100,000
Lewis A. Burnham                  None                   Over $100,000
Donald L. Dunaway*          $50,001-$100,000             Over $100,000
James R. Edgar*                   None                   Over $100,000
Paul K. Freeman****               None                   Over $100,000
Robert B. Hoffman                 None                   Over $100,000
William McClayton***              None                 $10,001 - $50,000
Shirley D. Peterson          $10,001-$50,000             Over $100,000
William N. Shiebler**             None                   Over $100,000
Robert H. Wadsworth***            None                   Over $100,000
John G. Weithers                  None                   Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

** Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003, Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

*** Newly appointed Trustees, as of December 30, 2004. Mr. Wadsworth owned over $100,000 in other funds within the Scudder Fund Complex.

**** Mr. Freeman owned over $100,000 in other funds within the Scudder Fund Complex.

As of January 20, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of January 20, 2006, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below:

As of January 20, 2006, 1,291,671.710 shares in the aggregate, or 43.67% of the outstanding shares of DWS Blue Chip Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 1,203,491.334 shares in the aggregate, or 40.69% of the outstanding shares of DWS Blue Chip Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 369,695.720 shares in the aggregate, or 12.50% of the outstanding shares of DWS Blue Chip Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Conservative Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of January 20, 2006, 6,301.662 shares in the aggregate, or 8.90% of the outstanding shares of DWS Blue Chip Fund, Class S were held in the name of Clifford James Wang Carmina Lim Luna JT Ten, Pomona, CA 91766-4944 who may be deemed as the beneficial owner of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                        Value of      Percent of
                      Owner and                       Securities on  Class on an
Independent          Relationship           Title of  an Aggregate    Aggregate
Trustee              to Trustee    Company   Class       Basis          Basis
-------              ----------    -------   -----       -----          -----

John W. Ballantine                  None
Donald L. Dunaway                   None
James R. Edgar                      None
Paul K. Freeman                     None
Robert B. Hoffman                   None
William McClayton                   None
Shirley D. Peterson                 None
Robert H. Wadsworth                 None

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DeIM has agreed to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.


                               TRUST ORGANIZATION


DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund are each a series of DWS Investment Trust, a Massachusetts business trust established under an Agreement and Declaration of Trust dated September 20, 1984, as amended from time to time. On February 6, 2006, Investment Trust was renamed DWS Investment Trust.

On February 6, 2006, Scudder Blue Chip Fund was renamed DWS Blue Chip Fund. DWS Blue Chip Fund is a registered open-end management investment company organized as a business trust under the laws of Massachusetts on May 28, 1987.

The Trustees of each Trust have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Funds' prospectuses. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees of each Trust may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, each Fund offers Class A, Class B, Class C and Class S shares. In addition, DWS Growth & Income Fund and DWS Capital Growth Fund offer Class R shares; DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Blue Chip Fund offer Institutional Class shares; and DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund offer Class AARP shares.

The Funds generally are not required to hold meetings of their shareholders. Under the Agreements and Declarations of Trust of the Trusts, as amended (each a "Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of a Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Trust, or any registration of a Fund with the SEC or as the Trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

Each Trust's Declaration of Trust provide that obligations of the Trusts are not binding upon the Trustees individually but only upon the property of each Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that each Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protect or indemnify a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. Each Declaration of Trust, however, disclaims shareholder liability for acts or obligations of its Fund(s) and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust's Trustees. Moreover, each Declaration of Trust provides for the indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Under DWS Investment Trust's Declaration of Trust, any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Under DWS Blue Chip Fund's Declaration of Trust, any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause
(i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES


The Funds have delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:


o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance-- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters-- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.


The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.


You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS


DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund

The financial statements, including the portfolio of investments, of each Fund, together with the Report of Independent Registered Public Accounting Firm, the Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Funds dated September 30, 2005 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

DWS Blue Chip Fund

The financial statements, including the portfolio of investments, of DWS Blue Chip Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2005 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION


The fiscal year end of DWS Growth & Income Fund, DWS Capital Growth Fund and DWS Small Cap Core Fund is September 30. The fiscal year end of DWS Blue Chip Fund is October 31.

The CUSIP number for each class of DWS Growth & Income Fund offered in this Statement of Additional Information is:

Class S:                   23338J 85 5

Class AARP:                23338J 86 3

The CUSIP number for each class of DWS Capital Growth Fund offered in this Statement of Additional Information is:

Class S:                   23338J 50 9

Class AARP:                23338J 40 0

The CUSIP number for each class of DWS Small Cap Core Fund offered in this Statement of Additional Information is:

Class S:                   23338J 64 0

Class AARP                 23338J 65 7

The CUSIP number for each class of DWS Blue Chip Fund Class S offered in this Statement of Additional Information is:

Class S:                   233372 50 7

This Statement of Additional Information contains information about DWS Growth & Income Fund, DWS Capital Growth Fund, DWS Small Cap Core Fund and DWS Blue Chip Fund. Each Fund, through its combined prospectuses, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding another Fund.

Each Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

Standard & Poor's Earnings and Dividend Rankings for Common Stocks

The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+   Highest                  B+   Average                 C   Lowest
A    High                     B    Below Average           D   In Reorganization
A-   Above Average            B-   Lower

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                             SCUDDER BLUE CHIP FUND

                            PART C. OTHER INFORMATION

Item 23.        Exhibits
--------        --------

                (a)(1)                      Amended and Restated Declaration of Trust dated May 27, 1994.
                                            (Incorporated by reference to Post-Effective Amendment No. 12 to the
                                            Registration Statement, as filed on January 30, 1996.)

                (a)(2)                      Certificate of Amendment of Declaration of Trust dated November 11, 2001.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement, as filed on February 28, 2002.)

                (a)(3)                      Certificate of Amendment of Declaration of Trust, dated November 16, 2005, is filed herein.

                (a)(4)                      Amendment of Declaration of Trust for Redesignation of Series, dated
                                            November 16, 2005, is filed herein.

                (b)(1)                      By-laws.
                                            (Incorporated by reference to Post-Effective Amendment No. 12 to the
                                            Registration Statement, as filed on January 30, 1996.)

                (b)(2)                      Amendment to the By-laws, dated November 29, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement, as filed on February 1, 2001.)

                (b)(3)                      Amendment to the By-laws, dated January 9, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 25 to the
                                            Registration Statement, as filed on January 28, 2004.)

                (c)(1)                      Text Share Certificate.
                                            (Incorporated by reference to Post-Effective Amendment No. 12 to the
                                            Registration Statement, as filed on January 30, 1996.)

                (c)(1)                      Written Instrument Establishing and Designating Separate Classes of Shares.
                                            (Incorporated by reference to Post-Effective Amendment No. 12 to the
                                            Registration Statement, as filed on January 30, 1996.)

                (c)(2)                      Amended and Restated Written Instrument Establishing and Designating
                                            Separate Classes of Shares.
                                            (Incorporated by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement, as filed on December 24, 1996.)

                (c)(3)                      Redesignation of Class dated July 21, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement, as filed on January 31, 2005.)

                (c)(4)                      Amended and Restated Written Instrument Establishing and Designating
                                            Separate Classes of Shares dated September 24, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement, as filed on January 31, 2005.)

                                       2

                (d)(1)                      Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Blue Chip Fund, and Deutsche Investment Management Americas Inc., dated
                                            April 5, 2002.
                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, as filed on January 31, 2003.)

                (d)(2)                      First Amendment to the Investment Management Agreement, dated March 19,
                                            2003, is filed herein.

                (e)(1)                      Underwriting and Distribution Services Agreement between the Registrant, on behalf of Scudder Blue Chip Fund, and Scudder Distributors, Inc., dated
                                            April 5, 2002.
                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, as filed on January 31, 2003.)

                (e)(2)                      Underwriting Agreement between the Registrant, on behalf of Scudder Blue
                                            Chip Fund, and Scudder Distributors, Inc. dated September 24, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement, as filed on January 31, 2005.)

                (f)                         Inapplicable.

                (g)(1)                      Foreign Custody Agreement between the Registrant, on behalf of Scudder Blue
                                            Chip Fund, and The Chase Manhattan Bank.
                                            (Incorporated by reference to Post-Effective Amendment No. 12 to the
                                            Registration Statement, as filed on January 30, 1996.)

                (g)(2)                      Custodian Agreement dated March 3, 1999 between the Registrant and State
                                            Street Bank and Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement, as filed on February 1, 2001.)

                (g)(2)(a)                   Amendment to Custody Contract dated March 31, 1999 between the Registrant and State Street Bank and Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 20 to the
                                            Registration Statement, as filed on February 1, 2001.)

                (g)(2)(b)                   Amendment to Custody Contract dated July 2, 2001 between the Registrant and
                                            State Street Bank and Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement, as filed on February 28, 2002.)

                (g)(3)                      Master Custodian Agreement dated March 17, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement, as filed on January 31, 2005.)

                (h)(1)                      Fund Accounting Agreement between the Registrant and Scudder Fund Accounting
                                            Corporation dated December 31, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 14 to the
                                            Registration Statement, as filed on January 27, 1998.)

                (h)(2)                      First Amendment to Fund Accounting Services Agreement between the Registrant and Scudder Fund Accounting Corporation dated March 19, 2003.
                                            (Incorporated by reference to Post-Effective Amendment No. 25 to the
                                            Registration Statement, as filed on January 28, 2004.)

                                       3

                (h)(3)                      Letter of Indemnity to the Scudder Funds dated September 10, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 25 to the
                                            Registration Statement, as filed on January 28, 2004.)

                (h)(4)                      Letter of Indemnity to the Scudder Funds dated September 10, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement, as filed on December 3, 2004.)

                (h)(5)                      Letter of Indemnity to the Independent Directors/Trustees dated September
                                            10, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement, as filed on December 3, 2004.)

                (h)(6)                      Transfer Agency and Service Agreement dated September 24, 2004, between the
                                            Registrant, on behalf of Scudder Blue Chip Fund, and Scudder Service
                                            Corporation.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement, as filed on January 31, 2005.)

                (h)(7)                      Shareholder Services Agreement between the Registrant, on behalf of Scudder
                                            Blue Chip Fund, and Scudder Distributors, Inc., dated April 5, 2002.
                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, as filed on January 31, 2003.)

                (i)                         Opinions of Legal Counsel.
                                            (Incorporated by reference to Post-Effective Amendments No. 24 and No. 28 to the Registration Statement, as filed on January 31, 2003 and January 31,
                                            2005, respectively.)

                (j)                         Report and Consent of Independent Registered Public Accounting Firm is filed herein.

                (k)                         Inapplicable.

                (l)                         Inapplicable.

                (m)(1)                      Rule 12b-1 Plan between Scudder Blue Chip Fund (Class A Shares) and Scudder
                                            Distributors, Inc. dated July 1, 2001.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement, as filed on February 28, 2002.)

                (m)(2)                      Amended and Restated Rule 12b-1 Plan between Scudder Blue Chip Fund (Class B
                                            Shares) and Scudder Distributors, Inc. dated July 1, 2001.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement, as filed on February 28, 2002.)

                (m)(3)                      Amended and Restated Rule 12b-1 Plan between Scudder Blue Chip Fund (Class C
                                            Shares) and Scudder Distributors, Inc. dated July 1, 2001.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement, as filed on February 28, 2002.)

                                       4

                (n)                         Amended and Restated Multi-Distribution Plan (Rule 18f-3 Plan), dated
                                            November 20, 2002.
                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, as filed on January 31, 2003.)

                (n)(1)                      Amended and Restated Multi-Distribution Plan (Rule 18f-3 Plan), dated August
                                            13, 2004.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement, as filed on January 31, 2005.)

                (p)(1)                      Code of Ethics for Deutsche Asset Management - U.S., effective January 1,
                                            2005.
                                            (Incorporated by reference to Post-Effective Amendment No. 28 to the
                                            Registration Statement, as filed on January 31, 2005.)

                (p)(2)                      Consolidated Fund Code of Ethics (All Funds) is filed herein.

                (q)                         Power of Attorney is filed herein.


Item 24.          Persons Controlled by or under Common Control with Fund
--------          -------------------------------------------------------

                  None

Item 25.          Indemnification
--------          ---------------

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

                  1. all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustees or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

                  5. all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

                  DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee's duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. and Investment Company Capital Corp.

                  (b)

                  Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal             Positions and Offices with               Positions and
         Business Address               Scudder Distributors, Inc.               Offices with Registrant
         ----------------               --------------------------               -----------------------

         Michael L. Gallagher           Director and President                    None
         222 South Riverside Plaza
         Chicago, IL 60606


                                       7

                      (1)                             (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal             Positions and Offices with               Positions and
         Business Address               Scudder Distributors, Inc.               Offices with Registrant
         ----------------               --------------------------               -----------------------

         Vincent J. Esposito            Director, Chairman of the Board, CEO      President
         345 Park Avenue                and Vice President
         New York, NY 10154

         Michael Colon                  Director                                  None
         345 Park Avenue
         New York, NY 10154

         Ralph Mattone                  Chief Financial Officer and Treasurer     None
         60 Wall Street
         New York, NY 10005

         Robert Froehlich               Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Katie Rose                     Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Mark Perrelli                  Vice President                            None
         222 South Riverside Plaza
         Chicago, IL 60606

         Thomas Winnick                 Vice President                            None
         345 Park Avenue
         New York, NY 10154

         Donna White                    Chief Compliance Officer                  None
         345 Park Avenue
         New York, NY 10154

         John Robbins                   Vice President and AML Compliance Officer None
         345 Park Avenue
         New York, NY 10154

         Caroline Pearson               Secretary                                 Assistant Secretary
         Two International Place
         Boston, MA 02110

         Philip J. Collora              Assistant Secretary                       Vice President and
         222 South Riverside Plaza                                                Assistant Secretary
         Chicago, IL 60606

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Records relating to the duties of the Registrant's transfer agents are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts 02110-4103, Scudder Investments Service Company, 210 West 10th Street, Kansas City, MO 64105-1614 or DST Systems, Inc., the sub-transfer agent, at 127 West 10th Street, Kansas City, Missouri 64105.

Item 29.          Management Services
--------          -------------------

                  Inapplicable.

Item 30.          Undertakings
--------          ------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 24th day of January 2006.

                                            SCUDDER BLUE CHIP FUND

                                            By: /s/Vincent J. Esposito
                                                --------------------------------
                                                Vincent J. Esposito, President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/Vincent J. Esposito
--------------------------------------
Vincent J. Esposito                         President                                    January 24, 2006

/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Chairperson and Trustee                      January 24, 2006

/s/Paul Schubert
--------------------------------------
Paul Schubert                               Chief Financial Officer and Treasurer        January 24, 2006

/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      January 24, 2006

/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee                                      January 24, 2006

/s/ James R. Edgar
--------------------------------------
James R. Edgar*                             Trustee                                      January 24, 2006

/s/ Paul K. Freeman
--------------------------------------
Paul K. Freeman*                            Trustee                                      January 24, 2006

/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee                                      January 24, 2006

/s/ William McClayton
--------------------------------------
William McClayton*                          Trustee                                      January 24, 2006

/s/William N. Shiebler
--------------------------------------
William N. Shiebler*                        Trustee                                      January 24, 2006

/s/ Robert H. Wadsworth
--------------------------------------
Robert H. Wadsworth*                        Trustee                                      January 24, 2006


*By:   /s/Caroline Pearson
       ---------------------
       Caroline Pearson**, Assistant Secretary

**     Attorney-in-fact pursuant to the powers of attorney as filed herein.

                                                               File No. 33-17777
                                                               File No. 811-5357



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 29
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 29

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                             SCUDDER BLUE CHIP FUND

                             SCUDDER BLUE CHIP FUND

                                  EXHIBIT INDEX

                                     (a)(3)

                                     (a)(4)

                                     (d)(2)

                                       (j)

                                     (p)(2)

                                      (q)